                                   AMENDMENT

               THIS AMENDMENT, dated as of January 12, 1995, among GENERAL SIGNAL CORPORATION (the "Company") and the undersigned commercial banking institutions (herein called collectively "Banks").

                                  WITNESSETH:

               WHEREAS, the Company and the Banks are parties to a certain Four Year Credit Agreement, dated as of January 12, 1994 (the "Four Year Agreement"); and

               WHEREAS, the parties desire to amend certain terms of the Agreement;

               NOW, THEREFORE, in consideration for the agreements herein con tained, the parties hereto hereby agree as follows:

               1. Except as otherwise defined herein, the capitalized terms used herein shall have the meanings respectively ascribed to them in the Four Year Agreement.

               2. The aggregate amount of the Credit as set forth in Sec tion
1.1.4 of the Agreement, is hereby increased to an amount no to exceed at any one time $360,000,000 (or such greater or lesser amount as may be determined pursuant to Section 1.1 of the Agreement). Each Bank's Commit ment is hereby increased to the amount set forth opposite such Bank's sig nature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5.

               3. The "Revolver Expiration Date" is hereby amended to mean the earlier of January 11, 2000 or the date of termination in whole of the Commitments. All references to the "Four Year Agreement" shall be deemed to refer to the Agreement as hereby amended.

               4. The table in Section 3.1.8, Applicable Margin, is hereby deleted and replaced with the following:


Public Debt Rating                  Eurodollar Margin        CD Margin
------------------                  -----------------        ---------
Level 1:                            0.175%                   0.300%
AA-/Aa3 or higher
Level 2:                            0.225%                   0.350%
A-/A3 or higher, but
less than Level 1
Level 3:                            0.3625%                  0.4875%
BBB-/Baa3 or higher,
but less than Level 2
Level 4:                            0.500%                   0.625%
Less than BBB-/Baa3

               5. The table in Section 3.2, Facility Fee, is hereby deleted and replaced with the following:

Public Debt Rating                           Facility Fee Percentage
------------------                           -----------------------

Level 1:                                     0.100%
AA-/Aa3 or higher
Level 2:                                     0.120%
A-/A3 or higher, but less than
Level  1
Level 3:                                     0.1875%
BBB-/Baa3 or higher, but less
than  Level 2
Level 4:                                     0.275%
Less than BBB-/Baa3

            6. Except as set forth in this Amendment, all terms and con ditions of the Four Year Agreement shall remain unchanged.

                IN WITNESS WHEREOF, the Company and each Bank have caused this Amendment to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.

                                    GENERAL SIGNAL CORPORATION

                                    By: /s/ Julian B. Twombly
                                        ---------------------------------
                                        Vice President and
                                        Treasurer
                                        One High Ridge Park
                                        Stamford, Connecticut 06904
                                        Attention: Treasurer
                                        Telecopier No.: (203) 329-4365

                                             [4-Year Facility, As Amended]

Amount  of
Commitment
----------

$40,000,000

                                            THE CHASE MANHATTAN BANK, N.A.

                                            By: /s/ Edward F. McNulty
                                                ----------------------------
                                            Title: Managing Director

                                            Lending Office for Loans

                                            The Chase Manhattan Bank, N.A.
                                            One Chase Plaza, 17th Floor
                                            New York, New York 10081
                                            Attn: Edward F. McNulty
                                            Telecopier No.: (212) 552-1457

                                                   [4-Year Facility, As Amended]

Amount  of
Commitment
----------

$40,000,000

                                            CHEMICAL BANK

                                            By: /s/ J.B. Treger
                                                --------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 Chemical Bank
                                                 270 Park Avenue
                                                 New York, New York 10017
                                                 Attn: James B. Treger
                                                 Telecopier No.: (212) 270-7138

                                            [4-Year Facility, As Amended]


Amount of
Commitment
----------
$40,000,000

                                            NATIONSBANK OF NORTH CAROLINA,

                                            N.A.

                                            By: /s/ M.K. Vandenberg
                                                ----------------------------
                                                Title: Senior Vice President

                                                Lending Office for Loans

                                                NationsBank of North
                                                Carolina, N.A.
                                                NationsBank Plaza
                                                Charlotte, North Carolina 28225
                                                Attn: Lisa McClelland,
                                                NC1-002-17-21
                                                Telecopier No.: (704) 386-8694


                                                cc:  Margaret K. Vandenberg

                                                NationsBank of North
                                                Carolina, N.A.
                                                767 Fifth Avenue
                                                New York, New York 10153
                                                Telecopier No.: (212) 751-6909

                                             [4-Year Facility, As Amended]

Amount of
Commitment
----------

$40,000,000

                                            WACHOVIA BANK OF GEORGIA, N.A.

                                            By: /s/ Linda M. Harris
                                                -----------------------------
                                                 Title: Senior Vice President

                                                 Lending Office for Loans

                                                 Wachovia Bank of Georgia, N.A
                                                 191 Peachtree Street, N.E.
                                                 Atlanta, Georgia 30303
                                                 Attn: Walter R. Gillikin
                                                 Telecopier No.: (404) 332-6898

                                             [4-Year Facility, As Amended]

Amount of
Commitment
----------

$25,000,000

                                            CANADIAN IMPERIAL BANK OF

                                            COMMERCE

                                            By: /s/ E.L. Gordon
                                                -------------------------
                                                 Title: Authorized Signatory

                                                 Lending Office for Loans

                                                 Canadian Imperial Bank of
                                                 Commerce
                                                 425 Lexington Avenue
                                                 New York, New York 10017
                                                 Attn: E. Lindsay Gordon
                                                 Telecopier No.: (212) 856-3991

                                             [4-Year Facility, As Amended]

Amount of
Commitment
----------

$25,000,000

                                            COMMERZBANK A.G.

                                            By: /s/ Juergen Boysen
                                                -----------------------------
                                                Title: Senior Vice President

                                            By: /s/ Michael D. Hintz
                                                -----------------------------
                                                 Title: Senior Vice President

                                                 Lending Office for Loans

                                                 CommerzBank A.G.
                                                 2 World Financial Center
                                                 New York, New York 10281-1050
                                                 Attn: Michael Hintz
                                                 Telecopier No.: (212) 266-7235

                                    [4-Year Facility, As Amended]

Amount of
Commitment
-----------
$25,000,000

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By: /s/ Hames W. Peterson
                                        ---------------------------
                                         Title:  Vice President

                                         Lending Office for Loans

                                         The First National Bank of Chicago
                                         153 West 51st Street
                                         New York, New York 10019
                                         Attn: James W. Peterson
                                         Telecopier No.: (212) 373-1388

                                             [4-Year Facility, As Amended]

Amount of
Commitment
-----------

$25,000,000

                                            THE HONGKONG & SHANGHAI BANKING
                                            CORPORATION LIMITED

                                             By:  /s/ J.S. Dykes
                                                  --------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 The Hongkong & Shanghai
                                                 Banking  Corporation Limited
                                                 140 Broadway, 4th Floor
                                                 New York, New York 10015
                                                 Attn: Jeffry S. Dykes
                                                 Telecopier No. (212) 658-5109

                                             [4-Year Facility, As Amended]

Amount of
Commitment
----------

$25,000,000

                                        NATIONAL WESTMINSTER BANK Plc

                                        By: /s/ Anne Marie Torre
                                            ---------------------------
                                        Title: Senior Vice President

                                        Lending Office for Loans

                                        National Westminster Bank Plc
                                        Corporate and Institutional Finance
                                        175 Water Street
                                        New York, New York 10038-4924
                                        Attn: Jordon Fragiacomo
                                        Telecopier No.: (212) 602-4500

                                                   [4-Year Facility, As Amended]

Amount of
Commitment
----------

$25,000,000

                                            THE NORTHERN TRUST COMPANY

                                            By: /s/ J. C. McCall, III
                                                --------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 The Northern Trust Company
                                                 50 South LaSalle Street
                                                 Chicago, Illinios 60675
                                                 Attn: J. Chip McCall, III
                                                 Telecopier No.: (312) 444-3508

                                             [4-Year Facility, As Amended]

Amount of
Commitment
----------

$25,000,000

                                            THE SANWA BANK LIMITED

                                            By: /s/ Stephen C. Small
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 The Sanwa Bank Limited
                                                 New York Branch
                                                 Park Avenue Plaza
                                                 55 East 52nd Street
                                                 New York, New York 10055
                                                 Attn: Stephen C. Small
                                                 Telecopier No.: (212) 754-1304

                                             [4-Year Facility, As Amended]

Amount of
Commitment
----------

$25,000,000

                                            SHAWMUT BANK

                                            By:  /s/ Robert Surdham,Jr.
                                                 --------------------------
                                                 Title: Director

                                                 Lending Office for Loans

                                                 Shawmut Bank
                                                 777 Main Street
                                                 Hartford, CT 06115
                                                 Attn: Robert Surdham, Jr.
                                                 Telecopier No.: (203) 358-2039

                                                      Four-Year Credit Agreement

                                AMENDMENT NO. 2

               THIS AMENDMENT NO. 2, dated as of May 31, 1996, among GENERAL SIGNAL CORPORATION (the "Company") and the undersigned commercial banking institutions (herein called collectively "Banks").

                                  WITNESSETH:

               WHEREAS, the Company and the Banks are parties to a certain Four Year Credit Agreement, dated as of January 12, 1994 (the "Four Year Agreement");

               WHEREAS, the Company and the Banks amended the Four Year Agree ment as of January 12, 1995; and

               WHEREAS, the parties desire to further amend certain terms of the Agreement.

               NOW, THEREFORE, in consideration for the agreements herein con tained, the parties hereto hereby agree as follows:

               1. Except as otherwise defined herein, the capitalized terms used herein shall have the meanings respectively ascribed to them in the Four Year Agreement.

               2. Each Bank's Commitment shall be the amount set forth op posite its signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5 of the Four Year Agreement.

               3. The "Revolver Expiration Date" is hereby amended to mean the earlier of May 30, 2001 or the date of termination in whole of the Com mitments. All references to the "Four Year Agreement" shall be deemed to refer to the Agreement as hereby amended.

               4. The table in Section 3.1.8, Applicable Margin, is hereby deleted and replaced with the following:

Public Debt Rating                  Eurodollar Margin               CD Margin
------------------                  -----------------               ---------

Level 1:                            0.16%                           0.285%
AA-/Aa3 or higher
Level 2:                            0.20%                           0.325%
A-/A3 or higher, but
less than Level 1
Level 3:                            0.30%                           0.425%
BBB-/Baa3 or higher,
but less than Level 2
Level 4:                            0.50%                           0.625%
Less than BBB-/Baa3

               5. The table in Section 3.2, Facility Fee, is hereby deleted and replaced with the following:

Public Debt Rating                               Facility Fee Percentage
------------------                               -----------------------

Level 1:                                         0.08%
AA-/Aa3 or higher
Level 2:                                         0.10%
A-/A3 or higher, but less than
Level  1
Level 3:                                         0.175%
BBB-/Baa3 or higher, but less
than  Level 2
Level 4:                                         0.275%
Less than BBB-/Baa3

               6. Except as set forth in this Amendment, all terms and con ditions of the Four Year Agreement shall remain unchanged.

                IN WITNESS WHEREOF, the Company and each Bank have caused this Amendment to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.

                                            GENERAL SIGNAL CORPORATION

                                            By: /s/ Julian B. Twombly
                                                -----------------------------
                                                  Vice President and
                                                  Treasurer
                                                  One High Ridge Park
                                                  Stamford, Connecticut 06904
                                                  Attention: Treasurer
                                                  Telecopier No.: (203) 329-4365

                                        [4-Year Facility, Amendment No.2]


Amount  of
Commitment
----------

$50,000,000

                                            THE CHASE MANHATTAN BANK, N.A.

                                            By: /s/ Claudia Stone
                                                ------------------------
                                                 Title: Managing Director

                                                 Lending Office for Loans

                                                 The Chase Manhattan Bank,
                                                 N.A.
                                                 One Chase Plaza, 17th Floor
                                                 New York, New York 10081
                                                 Attn: Claudia Stone
                                                 Telecopier No.: (212) 552-1457

                                                  [4-Year Facility, Amendment
                                                 No. 2]

Amount of
Commitment
-----------

$50,000,000

                                       NATIONSBANK, N.A.

                                       By: /s/ M.K. Vandenberg
                                           ------------------------------
                                           Title: Senior Vice President

                                           Lending Office for Loans

                                           NationsBank, N.A.
                                           NationsBank Plaza
                                           Charlotte, North Carolina 28225
                                           Attn: Lisa McClelland, NC1-002-17-21
                                           Telecopier No.: (704) 386-8694

                                           cc:  Margaret K. Vandenberg

                                           NationsBank, N.A.
                                           767 Fifth Avenue
                                           New York, New York 10153
                                           Telecopier No.: (212) 751-6909

                                              [4-Year Facility, Amendment No. 2]


Amount of
Commitment
----------

$50,000,000

                                            WACHOVIA BANK OF GEORGIA, N.A.

                                            By: /s/ Jane Deaver
                                                -----------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 Wachovia Bank of Georgia, N.A
                                                 191 Peachtree Street, N.E.
                                                 Atlanta, Georgia 30303
                                                 Attn: Jane Deaver
                                                 Telecopier No.: (404) 332-6898

                                         [4-Year Facility, Amendment No. 2]


Amount of
Commitment
----------

$30,000,000

                                       CANADIAN IMPERIAL BANK OF COMMERCE



                                       By: /s/ E.L. Gordon
                                           --------------------------
                                           Title: Authorized Signatory

                                           Lending Office for Loans

                                           Canadian Imperial Bank of Commerce
                                           425 Lexington Avenue
                                           New York, New York 10017
                                           Attn: E. Lindsay Gordon
                                           Telecopier No.: (212) 856-3991

                                               [4-Year Facility, Amendment No.2]


Amount of
Commitment
----------

$30,000,000

                                            COMMERZBANK A.G.

                                            By: /s/ Sean Harrigan
                                                --------------------------
                                                Title: Senior Vice President

                                            By: /s/ Juergen Boysen
                                                -----------------------------
                                                Title: Senior Vice President

                                                Lending Office for Loans

                                                CommerzBank A.G.
                                                2 World Financial Center
                                                New York, New York 10281-1050
                                                Attn: Andrew Campbell
                                                Telecopier No.: (212) 266-7235

                                              [4-Year Facility, Amendment No. 2]


Amount of
Commitment
----------

$30,000,000

                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By: /s/ Daniel Leuchor
                                          -----------------------------
                                          Title:  Vice President

                                          Lending Office for Loans

                                          The First National Bank of Chicago
                                          153 West 51st Street
                                          New York, New York 10019
                                          Attn: James W. Peterson
                                          Telecopier No.: (212) 373-1388

                                              [4-Year Facility, Amendment No. 2]


Amount of
Commitment
-----------

$30,000,000

                                            MARINE MIDLAND BANK

                                            By: /s/ William M. Holland
                                                ------------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 Marine Midland Bank
                                                 Asset Syndication Office
                                                 1 Marine Midland Center
                                                 Buffalo, New York 14203
                                                 Attn: Patricia Miller
                                                 Telecopier No. (716) 841-2325

                                         [4-Year Facility, Amendment No. 2]


Amount of
Commitment
----------

$30,000,000

                                            NATIONAL WESTMINSTER BANK Plc

                                            By: /s/ Anne Marie Torre
                                                -----------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 National Westminster Bank Plc
                                                 New York Branch
                                                 175 Water Street
                                                 New York, New York 10038-4924
                                                 Attn: Anne Marie Torre
                                                 Telecopier No.: (212) 602-4500


                                            By: /s/ Anne Marie Torre
                                                -------------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 National Westminster Bank Plc
                                                 Nassau Branch
                                                 175 Water Street
                                                 New York, New York 10038-4924
                                                 Attn: Anne Marie Torre
                                                 Telecopier No.: (212) 602-4500

                                          [4-Year Facility, Amendment No. 2]


Amount of
Commitment
-----------

$30,000,000

                                            THE SANWA BANK LIMITED

                                            By: /s/ Stephen C. Small
                                                -------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 The Sanwa Bank Limited
                                                 New York Branch
                                                 Park Avenue Plaza
                                                 55 East 52nd Street
                                                 New York, New York 10055
                                                 Attn: Stephen C. Small
                                                 Telecopier No.: (212) 754-1304

                                           [4-Year Facility, Amendment No. 2]


Amount of
Commitment
----------

$30,000,000

                                            FLEET NATIONAL BANK

                                            By:  /s/ Gary Kearns
                                                 ____________________________
                                                 Title: Senior Vice President

                                                 Lending Office for Loans

                                                 Fleet National Bank
                                                 One Landmark Square
                                                 Stamford, CT 06901 CTFD0752
                                                 Attn: Gwen Pesce
                                                 cc:  Barbara Agostini
                                                 Telecopier No.: (203) 358-6111

                                                        364 Day Credit Agreement

                                AMENDMENT NO. 1

               THIS AMENDMENT NO. 1, dated as of May 31, 1996, among GENERAL SIGNAL CORPORATION (the "Company") and the undersigned commercial banking institutions (herein called collectively "Banks").

                                  WITNESSETH:

               WHEREAS, the Company and the Banks are parties to a certain 364 Day Credit Agreement, dated as of June 1, 1995 (the "364 Day Agreement"); and

               WHEREAS, the parties desire to further amend certain terms of the Agreement.

               NOW, THEREFORE, in consideration for the agreements herein con tained, the parties hereto hereby agree as follows:

               1. Except as otherwise defined herein, the capitalized terms used herein shall have the meanings respectively ascribed to them in the 364 Day Agreement.

               2. Each Bank's Commitment shall be the amount set forth op posite its signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5 of the 364 Day Agreement.

               3. The "Revolver Expiration Date" is hereby amended to mean the earlier of May 30, 1997 or the date of termination in whole of the Com mitments. All references to the "364 Day Agreement" shall be deemed to re fer to the Agreement as hereby amended.

               4. The table in Section 3.1.8, Applicable Margin, is hereby deleted and replaced with the following:

Public Debt Rating                Eurodollar Margin                CD Margin
------------------                -----------------                ---------

Level 1:                          0.200%                           0.325%
AA-/Aa3 or higher

Level 2:                          0.225%                           0.350%
A-/A3 or higher, but
less than level 1

Level 3:                          0.375%                           0.500%
BBB-/Baa3 or higher,
but  less than level 2

Level 4:                          0.625%                           0.750%
Less than BBB-/Baa3

           5. The table in Section 3.2, Facility Fee, is hereby deleted and replaced with the following:

Public Debt Rating                              Facility Fee Percentage
------------------                              -----------------------

Level 1:                                         0.040%
AA-/Aa3 or higher

Level 2:                                         0.075%
A-/A3 or higher, but less than
level  1

Level 3:                                         0.100%
BBB-/Baa3 or higher, but less
than  Level 2

Level 4:                                         0.150%
Less than BBB-/Baa3

               6. Except as set forth in this Amendment, all terms and con-ditions of the 364 Day Agreement shall remain unchanged.

               IN WITNESS WHEREOF, the Company and each Bank have caused this Amendment to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.

                                            GENERAL SIGNAL CORPORATION



                                            By: /s/ Julian B. Twombly
                                                 -----------------------------
                                                 Vice President and
                                                 Treasurer
                                                 One High Ridge Park
                                                 Stamford, Connecticut 06904
                                                 Attention: Treasurer
                                                 Telecopier No.: (203) 329-4365

                                             [364 Day Facility, Amendment No. 1]

Amount of
Commitment
----------

$25,000,000

                                            THE CHASE MANHATTAN BANK, N.A.



                                            By: /s/ Claudia Stone
                                                 ---------------------------
                                                 Title: Managing Director

                                                 Lending Office for Loans

                                                 The Chase Manhattan Bank, N.A.
                                                 One Chase Plaza, 17th Floor
                                                 New York, New York 10081
                                                 Attn: Claudia Stone
                                                 Telecopier No.: (212) 552-1457

                                           [364 Day Facility, Amendment  No. 1]


Amount of
Commitment
----------

$25,000,000

                                            NATIONSBANK, N.A.

                                            By: /s/ M.K. Vandenberg
                                                -------------------------
                                                 Title: Senior Vice
                                                 President

                                                 Lending Office for Loans

                                                 NationsBank, N.A.
                                                 NationsBank Plaza
                                                 Charlotte, North Carolina 28225
                                                 Attn: Lisa McClelland,
                                                 NC1-002-17-21
                                                 Telecopier No.: (704) 386-8694
                                                 cc:  Margaret K. Vandenberg
                                                 NationsBank, N.A.
                                                 767 Fifth Avenue
                                                 New York, New York 10153
                                                 Telecopier No.: (212) 751-6909

                                             [364 Day Facility, Amendment No. 1]


Amount of
Commitment
----------

$25,000,000

                                            WACHOVIA BANK OF GEORGIA, N.A.

                                            By: /s/ Jane Deaver
                                                ---------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 Wachovia Bank of Georgia, N.A
                                                 191 Peachtree Street, N.E.
                                                 Atlanta, Georgia 30303
                                                 Attn: Jane Deaver
                                                 Telecopier No.: (404) 332-6898

                                             [364 Day Facility, Amendment No. 1]

Amount of
Commitment
----------

$15,000,000

                                            CANADIAN IMPERIAL BANK OF

                                            COMMERCE

                                            By: /s/ E.L.Gordon
                                                -------------------------------
                                                 Title: Authorized Signatory

                                                 Lending Office for Loans

                                                 Canadian Imperial Bank of
                                                 Commerce
                                                 425 Lexington Avenue
                                                 New York, New York 10017
                                                 Attn: E. Lindsay Gordon
                                                 Telecopier No.: (212) 856-3991

                                         [364 Day Facility, Amendment No. 1]


Amount of
Commitment
----------

$15,000,000

                                            COMMERZBANK A.G.

                                            By:  /s/ Sean Harrigan
                                                 -----------------------------
                                                  Title: Senior Vice President

                                            By: /s/ Juergen Boysen
                                                ------------------------------
                                                 Title: Senior Vice President

                                                 Lending Office for Loans

                                                 CommerzBank A.G.
                                                 2 World Financial Center
                                                 New York, New York 10281-1050
                                                 Attn: Andrew Campbell
                                                 Telecopier No.: (212) 266-7235

                                             [364 Day Facility, Amendment No. 1]


Amount of
Commitment
----------

$15,000,000

                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By: /s/ Daniel Leuchor
                                           -----------------------------
                                            Title:  Vice President

                                            Lending Office for Loans

                                            The First National Bank of Chicago
                                            153 West 51st Street
                                            New York, New York 10019
                                            Attn: James W. Peterson
                                            Telecopier No.: (212) 373-1388

                                             [364 Day Facility, Amendment No. 1]


Amount of
Commitment
----------

$15,000,000

                                            MARINE MIDLAND BANK

                                            By: /s/ William M. Holland
                                                ____________________________
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 Marine Midland Bank
                                                 Asset Syndication Office
                                                 1 Marine Midland Center
                                                 Buffalo, New York 14203
                                                 Attn: Patricia Miller
                                                 Telecopier  No.: (716) 841-2325

                                             [364 Day Facility, Amendment No. 1]


Amount of
Commitment
----------

$15,000,000

                                            NATIONAL WESTMINSTER BANK Plc

                                            By: /s/ Anne Marie Torre
                                                -----------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 National Westminster Bank Plc
                                                 New York Branch
                                                 175 Water Street
                                                 New York, New York 10038-4924
                                                 Attn: Anne Marie Torre
                                                 Telecopier No.: (212) 602-4500


                                            By: /s/ Anne Marie Torre
                                                -----------------------------
                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 National Westminster Bank Plc
                                                 Nassau Branch
                                                 175 Water STreet
                                                 New York, New York 10038-4924
                                                 Attn: Anne Marie Torre
                                                 Telecopier No.: (212) 602-4500

                                             [364 Day Facility, Amendment No. 1]


Amount of
Commitment
----------

$15,000,000

                                            THE SANWA BANK LIMITED

                                            By: /s/ Stephen C. Small
                                                ------------------------

                                                 Title: Vice President

                                                 Lending Office for Loans

                                                 The Sanwa Bank Limited
                                                 New York Branch
                                                 Park Avenue Plaza
                                                 55 East 52nd Street
                                                 New York, New York 10055
                                                 Attn: Stephen C. Small
                                                 Telecopier No.: (212) 754-1304

                                             [364 Day Facility, Amendment No. 1]


Amount of
Commitment
-----------

$15,000,000

                                            FLEET NATIONAL BANK

                                            By: /s/ Gary Kearns
                                                _____________________________
                                            Title: Senior Vice President

                                            Lending Office for Loans

                                            Fleet National Bank
                                            One Landmark Square
                                            Stamford, CT 06901 CTFD0752
                                            Attn: Gwen Pesce
                                            cc:  Barbara Agostini
                                            Telecopier No.: (203) 358-6111

                                                         [CONFORMED AS EXECUTED]



                           364 DAY CREDIT AGREEMENT

                           dated as of June 1, 1995


                                     among


                          GENERAL SIGNAL CORPORATION


                                      and


                    VARIOUS COMMERCIAL BANKING INSTITUTIONS

                            364 DAY CREDIT AGREEMENT


          THIS 364 DAY CREDIT AGREEMENT, dated as of June 1, 1995 (the "Agreement"), among GENERAL SIGNAL CORPORATION, a New York corporation (the "Company"), each other Borrower hereunder, and the undersigned commercial banking institutions (herein called collectively "Banks").

                              W I T N E S S E T H:

          WHEREAS, the Company desires by this Agreement (capitalized terms being used herein with the meanings respectively ascribed to them in Article
XII) to obtain commitments for revolving credit loans to be made in an aggregate outstanding principal amount not to exceed $200,000,000 on or prior to the Revolver Expiration Date and to provide for the making of Market Rate Loans by the several Banks; and

          WHEREAS, Banks are willing, severally and not jointly, upon the terms and conditions hereinafter set forth, to extend such revolving loan commitments and to make loans pursuant thereto and to make non-committed Market Rate Loans for general working capital and other corporate purposes (including, without limitation, acquisitions and the purchase of securities and assets, including repurchases of the Company's securities);

              NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

           COMMITMENTS OF BANKS; BORROWING PROCEDURES AND CONDITIONS

          SECTION 1.1.  Commitments.  Subject to the terms and conditions of
                        -----------
this Agreement, each Bank severally agrees to make Revolving Loans hereunder to any Borrower up to the maximum amounts specified in Section 1.1.4 as follows:
                                                    ------- -----

          SECTION 1.1.1.  Revolving Loan Commitments.  Loans on a revolving
                          --------------------------
basis (i.e., subject to the terms and conditions of this Agreement, Revolving
       ---
Loans may be borrowed, prepaid, repaid and re-borrowed) from time to time on or before the Revolver Expiration Date to any Borrower equal to such Bank's Percentage of the aggregate amount of such Revolving Loan (each herein called a "Revolving Loan") except as each Bank's obligation to make Revolving Loans may be created or modified as provided in this Section 1.1 and Section 13.5.
                                           ------- ---     ------- ----

          SECTION 1.1.2.  Term Loan Commitments.  A loan (herein called a "Term
                          ---------------------
Loan") on the Revolver Expiration Date in such Bank's Percentage of such aggregate amount as Borrower may request from all Banks, such aggregate amount not to exceed the amount of the Credit.

          SECTION 1.1.3.  Domestic and Eurodollar Loan Commitments.  Subject to
                          ----------------------------------------
the terms and conditions of this Agreement, each Revolving Loan and each Term Loan shall be either a Domestic Loan or a Eurodollar Loan, as Borrower shall request in the relevant notice of borrowing pursuant to Section 1.2 or 5.4, it
                                                        ------- ---    ---
being understood that both Domestic Loans and Eurodollar Loans may be outstanding at the same time. As to any Eurodollar Loan or Domestic Loan, each Bank may, if it so elects (which election shall be made by such Bank in a manner consistent with its undertaking contained in Section 5.7 and otherwise in good
                                             ------- ---
faith with a view to not increasing unnecessarily the obligations of any Borrower hereunder), fulfill its aforesaid commitment by causing a foreign branch or affiliate of such Bank (such foreign branch or affiliate or any U.S. branch or affiliate from which a Bank funds a Eurodollar Loan herein called such Bank's "Eurodollar Office") to make such Loan, provided that in such event for the purposes of this Agreement such Eurodollar Loan shall be deemed to have been made by such Bank, and the obligation of Borrower to repay such Eurodollar Loan shall nevertheless be to such Bank and shall be deemed held by it, to the extent of such Eurodollar Loan, for the account of such branch or affiliate.

          SECTION 1.1.4.  Commitment Limits.  The aggregate principal amount of
                          -----------------
Revolving Loans and Term Loans which any Bank shall be committed to lend to Borrower shall not at any one time exceed such Bank's Commitment; and the aggregate amount of the Credit shall not at any one time exceed $190,000,000 (or such greater or lesser amount as may be determined pursuant to this Section
                                                                    -------
1.1).  Except as may be otherwise required by Section 5.6, no Bank's obligation
---                                           ------- ---
to make any Revolving Loan or Term Loan shall, the ratability provisions of

Section 1.1.3 to the contrary notwithstanding, be affected by any other Bank's
------- -----
failure or inability to make any Revolving Loan or Term Loan.

          SECTION 1.1.5.  Mandatory Reduction of the Commitments.  On the
                          --------------------------------------
Revolver Expiration Date the Commitment of each Bank shall be reduced to zero;

provided that on the Revolver Expiration Date any Borrower may borrow a Term
--------
Loan pursuant to Section 1.2.  The aggregate amount of the Commitments of the
                 ------- ---
Banks once reduced pursuant to this Section 1.1.5 may not be reinstated.
                                    ------- -----

          SECTION 1.1.6.  Optional Pro Rata Reduction.  The Company shall have
                          ---------------------------
the right, at any time or from time to time, upon not less than three Business Days' prior notice to the Depositary Bank (and the Depositary Bank shall promptly notify each Bank of each termination or reduction) to terminate or reduce, in whole or in part, on a pro rata basis the unused portions of the respective Commitments of the Banks, provided that each partial reduction shall
                                     --------
be in an aggregate principal amount of $5,000,000 or a multiple thereof. The aggregate amount of the Commitments of the Banks once reduced pursuant to this
Section 1.1.6 may not be reinstated, except pursuant to Section 1.1.8.
------- -----                                           ------- -----

          SECTION 1.1.7.  Optional Non-Pro Rata Reduction.  The Company shall
                          -------------------------------
have the right, upon not less than five Business Days' prior notice to a Bank (with a copy to the Depositary Bank), to terminate in whole such Bank's Commitment; provided, that at the time such notice of termination is given (A)
            --------
no Credit Suspension Event has occurred and is continuing and (B) either (i) the Public Debt Rating of the Company is A-/A3 or higher or (ii) concurrently with the termination of such Bank's Commitment a Commitment Increase becomes effective pursuant to Section 1.1.8 in an amount not less than the Commitments
                      ------- -----
concurrently being terminated pursuant to this Section 1.1.7.  Such termination
                                               ------- -----
shall be effective, (A) with respect to such Bank's unused Commitment, on the date set forth in such notice, provided, however, that such date shall be no
                               --------  -------
earlier than ten Business Days after receipt of such notice and (B) with respect to each Loan outstanding to such Bank, on the last day of the then current Interest Period relating to such Loan. Upon termination of a Bank's Commitment under this Section 1.1.7, the Company will pay or cause to be paid all principal
           ------- -----
of, and interest accrued to the date of such payment on Loans owing to such Bank and pay any facility fees or other fees payable to such Bank pursuant to Section
                                                                         -------
3.2, and all other amounts payable to such Bank hereunder; and upon such
---
payments, the obligations of such Bank hereunder shall, by the provisions hereof, be released and discharged. The aggregate amount of the Commitments of the Banks once reduced pursuant to this Section 1.1.7, may not be reinstated,
                                        ------- -----
except pursuant to Section 1.1.8.
                   ------- -----

          SECTION 1.1.8.  Increase in Commitments.  The Company may at any time,
                          -----------------------
by notice to the Depositary Bank, propose that the aggregate of the Commitments be increased in excess of the aggregate of the Commitments then in effect (a "Commitment Increase"), effective as of a date prior to the Revolver Expiration Date (the "Increase Date") as to which agreement is to be reached by an earlier date specified in such notice (the

"Commitment Date"); provided, however, that (A) the minimum proposed Commitment
                    --------  -------
Increase per notice shall be in an amount no less than $5,000,000, (B) no Event of Default has occurred and is continuing and (C) the warranties of the Company in Article VII shall be true and correct in all material respects with the same
   ------- ---
effect as if made on such Increase Date. The Depositary Bank shall notify the Banks thereof promptly upon its receipt of any such notice. If agreement is reached on or prior to the Commitment Date with one or more Banks and Assuming Banks, if any, as to a Commitment Increase (which may be less than specified in the applicable notice from the Company), such agreement to be evidenced by a notice in reasonable detail from the Company to the Depositary Bank on or prior to the Commitment Date, the Assuming Banks, if any, shall become Banks hereunder as of the Increase Date and the Commitments of such Banks and such Assuming Banks shall become or be, as the case may be, as of the Increase Date the amounts specified in such notice (and the Depositary Bank shall give notice thereof to the Banks (including such Assuming Banks)); provided, however, that:
                                                       --------  -------

          (a) the Depositary Bank shall have received (with copies for each Bank, including each Assuming Bank), on or prior to the Increase Date, an opinion of counsel for the Company in substantially the form of Exhibit D
                                                                     ------- -
     hereto and an opinion of counsel for each other Borrower substantially in the form of Exhibit F hereto, dated such Increase Date, together with a
                 ------- -
     copy, certified on the Increase Date by the Secretary or an Assistant Secretary of the pertinent Borrower, of the resolutions adopted by the Board of Directors of the Company and each such other Borrower authorizing such Commitment Increase;

          (b) each such Assuming Bank shall have delivered, on or prior to the Increase Date, to the Depositary Bank an appropriate Assumption Agreement; and

          (c) each Bank which proposes to increase its Commitment in connection with such Commitment Increase shall have delivered, on or prior to the Increase Date, confirmation in writing satisfactory to the Depositary Bank as to its increased Commitment.

In the event that the Depositary Bank shall not have received notice from the Company as to such agreement on or prior to the Commitment Date or the Company shall, by notice to the Depositary Bank prior to the Increase Date, withdraw such proposal or any of the actions provided for above in clauses (a) through
                                                                  ---
(c) of this Section 1.1.8. shall not have occurred by the Increase Date, such
---         ------- ------
proposal by the Company shall be deemed not to have been made. In such event, the actions theretofore taken under clauses (a) through (c) of this Section
                                            ---         ---         -------
1.1.8., shall be deemed to be of no effect and all the rights and obligations of
------
the parties shall continue as if no such proposal had been made.

          Following any Commitment Increase, the Borrower shall be deemed to repay and reborrow each Revolving Loan having an Interest Period commencing prior to such Increase Date on the date of the continuation or conversion of any Revolving Loan that is a Fixed Rate Loan or the next Interest Date for any Revolving Loan that is a Prime Rate Loan.

          SECTION 1.2.  Borrowing Procedures.  Borrower shall provide The Chase
                        --------------------
Manhattan Bank, N.A. (herein called "Depositary Bank"), with notice (of which Depositary Bank shall give prompt notice to each other Bank), by 10:00 a.m. New York City time on the day of a proposed borrowing of Prime Rate Loans, at least two Business Days prior to each proposed borrowing of CD Loans or at least three Eurodollar Days prior to each proposed borrowing of Eurodollar Loans, as the case may be, of the date and amount of such borrowing (except that if the Term Loan borrowing shall comprise both Domestic and Eurodollar Loans, there shall be a single notice at least three Eurodollar Days prior to such proposed borrowing), the interest rate applicable thereto and, in the case of a Eurodollar Loan or CD Loan, the duration of the initial Interest Period. Each Bank shall provide Depositary Bank at its address set forth below its signature hereto, by not later than 12:30 p.m., New York City time, on the date of a proposed borrowing, with immediately available funds covering such Bank's Percentage of the borrowing (or, in the case of the Term Loan borrowing, of any excess of the aggregate Term Loan borrowing over the aggregate principal amount of the Revolving Loans then outstanding plus accrued interest unpaid at the Revolver Expiration Date), and Depositary Bank shall pay over such immediately available funds to Borrower upon each Bank's (including, without limitation, Depositary Bank's) receipt of the documents required under Article IX with
                                                           ------- --
respect to such borrowing. Each borrowing hereunder shall be in an aggregate amount that is an integral multiple of $1,000,000 and at least $5,000,000.

          SECTION 1.3.  Market Rate Loans.  (a)  Notwith-standing any provisions
                        -----------------
of this Agreement to the contrary, any Bank may, from time to time, make Market Rate Loans denominated in Dollars or in any Alternate Currency to any Borrower bearing interest at such rate (hereinafter called such Bank's "Market Rate") of interest as may be agreed upon by the Borrower and such Bank.

Each Bank may in its sole discretion negotiate with any Borrower concerning the offering of Loans at a Market Rate (hereinafter called "Market Rate Loans"); provided, that nothing contained in this Agreement shall be deemed to require
--------
any Bank to offer Market Rate Loans to any Borrower. In the event that any Borrower and any Bank agree to the making of a Market Rate Loan, such Market Rate Loan shall be made severally by such Bank directly to such Borrower without participation in such Market Rate Loan by any other Bank. Such Market Rate Loan may be on such further terms and conditions, including the right of the Borrower to prepay such Market Rate Loan, as may be agreed upon by the Borrower and such Bank.

          (b) Notwithstanding anything to the contrary contained in this Agreement, all payments or prepayments made in respect of Market Rate Loans made by a Bank pursuant to Section 1.3(a) shall be made directly to such Bank, and
                      ------- ------
such Bank shall not be subject to the provisions of Section 6.3 or 6.4 in
                                                    ------- ---    ---
respect of any such payments so received.

          (c) Upon the making of, or any repayment of principal of, any Market Rate Loan, Borrower shall give the Depositary Bank prompt written, facsimile or telephonic notice of such Market Rate Loan or repayment, which notice shall state the Borrower, the principal amount of such Market Rate Loan or the amount of such repayment, the maturity date of such Market Rate Loan (if applicable) and, if such Market Rate Loan is an Alternate Currency Loan, the Alternate Currency, the Dollar equivalent of the principal amount thereof and the Alternate Currency Payment Office.

          (d) Market Rate Loans shall not be subject to the limitations on the aggregate amount of the Credit as provided in Section 1.1.4 and shall not reduce
                                              ------- -----
the amount of any Bank's unused Commitment.

          (e) The Company shall designate for each Alternate Currency in which any Borrower proposes to borrow an Alternate Currency Loan an office of a bank at which the proceeds of Alternate Currency Loans denominated in such Alternate Currency will be made available to Borrower and payments in such Alternate Currency will be made (an "Alternate Currency Payment Office") by written notice to Depositary Bank. Any Borrower and any Bank making a Market Rate Loan that is an Alternate Currency Loan may agree upon a different Alternate Currency Payment Office with respect to such Market Rate Loan. The Company or Borrower shall provide the Depositary Bank with written notice of any such designation.

          SECTION 1.4.  Conditions to Each Loan.  Notwithstanding any other
                        -----------------------
provision of this Agreement, no Revolving Loan or Term Loan shall be required to be made hereunder if the conditions precedent to the making of such Loan specified in Article IX have not been satisfied.

                                   ARTICLE II

                             NOTES EVIDENCING LOANS

          SECTION 2.1.  Revolving Notes.  The Revolving Loans of each Bank shall
                        ---------------
be evidenced by a promissory note (herein called a "Revolving Note") substantially in the form set forth in Exhibit A, with appropriate insertions,
                                       ------- -
payable to the order of such Bank on the Revolver Expiration Date in the principal amount equal to the amount of such Bank's Commitment or in the aggregate unpaid principal amount of all of its Revolving Loans, whichever is less. The date and amount of each Revolving Loan made by such Bank and of each repayment of principal thereof received by such Bank, and, in the case of each Eurodollar Loan or CD Loan, the dates on which each Interest Period as to such Loan shall begin and end, shall be recorded by such Bank on the schedule attached to the Revolving Note issued to such Bank, and the aggregate unpaid principal amount shown on such schedule shall be conclusive evidence absent demonstrable error of the principal amount owing and unpaid on such Revolving Note. The failure to record any such amount on such schedule shall not, however, limit or otherwise affect the obligations of Borrower hereunder or under any Note to repay the principal amount of the Loans together with all interest accruing thereon or any other amount owing hereunder. Each Revolving Loan shall be repaid on the Revolver Expiration Date, subject to the right of Borrower to prepay such Revolving Loan and, prior to the Revolver Expiration Date, to reborrow hereunder, in accordance with the provisions of this Agreement.

          SECTION 2.2.  Term Notes.  The Term Loan of each Bank shall be
                        ----------
evidenced by a promissory note (herein called a "Term Note") substantially in the form set forth in Exhibit B, with appropriate insertions, dated the Revolver
                      ------- -
Expiration Date, payable to the order of such Bank in the original principal amount of such Term Loan on the date which is one year after the Revolver Expiration Date.

          SECTION 2.3.  Market Rate Notes.  A Market Rate Loan made by any Bank
                        -----------------
to Borrower shall be evidenced by a promissory note (herein called a "Market Rate Note") substantially in the form set forth in Exhibit C, with appropriate
                                                   ---------
insertions, and
containing such other terms as the Borrower and such Bank may agree.

                                  ARTICLE III

                               INTEREST AND FEES

          SECTION 3.1.  Interest.  Subject to the provisions of Section 4.4, (i)
                        --------                                ------- ---
interest prior to maturity (whether by acceleration or otherwise) on each Prime Rate Loan shall be payable in arrears on the last day of each March, June, September and December and on the Revolver Expiration Date (herein, subject to the requirements of Section 3.4, and including the final maturities, by
                    ------- ---
acceleration or otherwise, of all of the Revolving Loans, called a "Prime Rate Interest Date"), and (ii) interest prior to maturity on each Eurodollar Loan and CD Loan shall be payable on the last day of the Interest Period for such Loan (herein called a "Fixed Rate Interest Date"). Interest from and after maturity (whether by acceleration or otherwise) on all Loans shall be payable on demand. Interest on each Loan shall accrue from and including the Borrowing Date thereof, but shall not accrue on any principal amount of such Loan for the day on which such principal amount is paid. For purposes of the foregoing computations, a conversion of Eurodollar Loans to Domestic Loans or of Domestic Loans to Eurodollar Loans, or a conversion of CD Loans to Prime Rate Loans or of Prime Rate Loans to CD Loans, or a continuation of Eurodollar Loans or CD Loans, pursuant to Article V shall be deemed to comprise a payment of principal
            ------- -
together with the making of a concurrent Loan.

          SECTION 3.1.1.  Interest on Domestic Loans.  Interest on the unpaid
                          --------------------------
portion of the principal amount of Domestic Loans shall accrue until paid with respect to each Bank at the following rates per annum:

          SECTION 3.1.1.1.  Revolving Loans and Term Loans.  (i) Prior to
                            ------------------------------
maturity, at a rate equal to the Prime Rate, from time to time in effect, or the CD Rate, as the Borrower has specified in its notice of borrowing pursuant to
Section 1.2 hereof; and (ii) after maturity, whether by acceleration or
------- ---
otherwise, until paid, at a rate equal to the sum of the Prime Rate, in effect from time to time, plus 1%.

          SECTION 3.1.1.2.  Changes in Prime Rate.  The applicable interest rate
                            ---------------------
on Prime Rate Loans shall change simultaneously with the effectiveness of each change in the Prime Rate.

          SECTION 3.1.2.  Interest on Eurodollar Loans.  Interest on the unpaid
                          ----------------------------
principal amount of each Eurodollar Loan shall accrue at a rate per annum (herein called the "Eurodollar Interest Rate") calculated for each Eurodollar Period as follows:

          SECTION 3.1.2.1.  Revolving Loans and Term Loans.  The Eurodollar
                            ------------------------------
Interest Rate for each Eurodollar Period shall be a rate per annum which is equal to the sum of the Eurodollar Margin in effect on the first day of the applicable Eurodollar Period plus the rate obtained by dividing (i) the arithmetic average (rounded to the nearest whole multiple of 1/16 of 1%) of the rates per annum calculated by Depositary Bank on the basis of notification from the Reference Banks at which Dollar deposits are offered to each Reference Bank by prime banks in the London Interbank Eurodollar market in immediately available funds at 11:00 a.m., London time, two Eurodollar Days before the beginning of such Eurodollar Period for a period comparable to such Eurodollar Period and in a principal amount comparable to the Eurodollar Loan of such Reference Bank for such Eurodollar Period divided (and rounded to the nearest whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including without limitation any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (herein called "Regulation D") or any successor category of liabilities under Regulation D.

          SECTION 3.1.2.2.  After Maturity.  In the event of default by any
                            --------------
Borrower in the payment when due (whether by acceleration or otherwise) of part or all of the principal amount of any Eurodollar Loan, such Borrower shall pay interest on such unpaid amount from the date such amount shall have become due to the date of actual payment, accruing on a daily basis, at a rate per annum
(i) in the event such default shall occur prior to the scheduled expiration of the Eurodollar Period for such Loan, then during the remaining portion of such Eurodollar Period, equal to 1% plus the Eurodollar Interest Rate for such Eurodollar Period of such Loan during which such default occurred and (ii) after the expiration of the Eurodollar Period for such Loan (or expiring concurrently with such default) equal to the Prime Rate, from time to time in effect, plus 1%.

          SECTION 3.1.3.  Notice of CD Rate or Eurodollar Interest Rate.  The CD
                          ------------------------------- -------------
Rate for each CD Interest Period and the Eurodollar Interest Rate for each Eurodollar Period shall be determined by Depositary Bank as provided herein and notice thereof (including a calculation in reasonable detail) shall be given by Depositary Bank promptly to each Bank and to the Company.

          SECTION 3.1.4.  Rate Determination Conclusive.  Each calculation of
                          -----------------------------
the Eurodollar Interest Rate or the CD Rate, furnished to the Banks and to the Company by Depositary Bank pursuant to Section 3.1.3 shall, unless objected to
                                       ------- -----
by any Bank or the Company within 30 days thereafter, be conclusive and binding upon the parties hereto, in the absence of demonstrable error. If any one or more of the Reference Banks is unable or for any reason fails to notify Depositary Bank of the applicable interest rate on the day specified in Section
                                                                        -------
3.1.2.1, in the case of a Eurodollar Loan, or in the definition of "CD Rate", in
-------
the case of a CD Loan, by 9:00 p.m., London time in the case of a Eurodollar Loan and 4:00 p.m., New York City time in the case of a CD Loan, the applicable Eurodollar Interest Rate or CD Rate, as the case may be, shall be determined on the basis of the rate or rates of which Depositary Bank is given notice by the remaining Reference Bank or Banks by such time. If none of the Reference Banks is able to notify Depositary Bank of such a rate, the provisions of clauses (a),
                                                                    ------- ---
(b) and (c) of Section 5.5 shall apply.
---     ---    ------- ---

          SECTION 3.1.5.  Increased Cost of Fixed Rate Loans.  Borrower agrees
                          ----------------------------------
to pay directly to each Bank additional amounts as will compensate such Bank for (i.e., make such Bank whole against, but only to the extent and for the duration
 ---
of) (i) any increase in the cost to such Bank of making or maintaining any Eurodollar Loan or CD Loan hereunder, or of its obligation to make or maintain any Eurodollar Loans or CD Loans hereunder, or (ii) any reduction in the amount of any sum receivable by such Bank hereunder in respect of any Eurodollar Loan or CD Loan, from time to time, by reason of:

          (a) any reserve, special deposit, or similar requirements against assets of, deposits with or for the account of or credit extended by, such Bank which are imposed on, or deemed applicable by, such Bank, under or pursuant to any law, treaty, rule, regulation (including, without limitation, Regulation D) or requirement in effect on or after the date hereof, any change therein, or any interpretation thereof by any governmental authority charged with administration thereof or by any central bank or other fiscal, monetary or other authority having jurisdiction over the CD Loans, the Eurodollar Loans, such Bank, or a Eurodollar Office which is a foreign branch or affiliate of such Bank, or any requirement imposed by any central bank or such other authority, whether or not having the force of law; or

          (b) any change in (including the introduction of any new) applicable law, treaty, rule, regulation or requirement or in the interpretation thereof by any official authority, or the imposition of any requirement of any central bank, whether or not having the force of law, which shall subject such Bank or Borrower to any tax (other than taxes on net income or net worth or franchise taxes), levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever or change the taxation of a Eurodollar Office which is a foreign branch or affiliate of such Bank with respect to any Eurodollar Loan of such Bank hereunder and the interest thereon (other than any change which affects, and to the extent that it affects, the taxation of net income);

provided, however, that no Bank shall seek compensation for any such increase in
--------  -------
cost, or for any such reduction in the amount of any sum receivable, for any period when any Eurodollar Loan or CD Loan shall be outstanding if such Bank shall, on or prior to the date of making such Eurodollar Loan or CD Loan, have notified the Borrower that it will not seek compensation therefor and will not give notice thereof in accordance with the following paragraph of this Section; provided, further, that the Borrower shall not be required to pay any additional
--------  -------
amount on account of any taxes imposed by the United States pursuant to this
Section 3.1.5. to any Bank which (i) is not entitled, on the date hereof (or, in
------- ------
the case of an assignee of a Bank, on the date on which the assignment to it became effective), to submit Form 1001 or Form 4224 (or any successor forms) so as to meet its obligations to submit such a form pursuant to Section 13.18 or
                                                             ------- -----
Section 13.5, or (ii) shall have failed to submit any form or other
------- ----
certification which it was required to file pursuant to Section 13.18 or Section
                                                        ------- -----    -------
13.5 and entitled to file under applicable law, or (iii) shall have filed any
----
such form which is incorrect or incomplete in any material respect.

          In any such event, each Bank so affected shall promptly notify Borrower and Depositary Bank (which shall give prompt notice thereof to each other Bank) thereof by telephone, confirmed in writing, stating the reasons therefor and the additional amounts required fully to compensate such Bank for such increased cost or reduced amount. Such additional amounts shall be payable on the Fixed Rate Interest Date of each Eurodollar Loan and CD Loan so affected, and upon demand if such notice is not given to Borrower prior to such Fixed Rate Interest

Date or if there are no Eurodollar Loans or CD Loans outstanding when such notice is given, provided that such compensation will cover a period beginning
                 --------
not more than 90 days prior to such notice. A certificate as to any such increased cost or reduced amount (including calculations, in reasonable detail, showing how such Bank computed such cost or reduction) shall be submitted by each affected Bank to Borrower and Depositary Bank (which shall promptly furnish copies thereof to each other Bank) and shall, in the absence of demonstrable error, be conclusive and binding.

          SECTION 3.1.6.  Interest on Market Rate Loans.  The applicable
                          -----------------------------
interest rate, and the time of payment therefor, for each Market Rate Loan shall be as agreed upon by Borrower and the Bank making such Market Rate Loan.

          SECTION 3.1.7.  Additional Costs.  Without limiting the effect of the
                          ----------------
foregoing provisions of Section 3.1.5 (but  without duplication), the Borrower
                        ------- -----
shall pay directly to each Bank from time to time on demand such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which such Bank determines are attributable to any Revolving Loan outstanding hereunder or to its obligation to make any Revolving Loans hereunder and to other loans or commitments of this type in respect of any amount of capital maintained by such Bank or any of its affiliates pursuant to any law or regulation of any jurisdiction, or any change therein, or any interpretation, guidelines, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter. Without limiting the foregoing, such compensation shall include an amount equal to any reduction in return on assets or return on equity to a level below that which such Bank could have achieved but for such law, regulation, change, interpretation, directive or request; provided,
                                                               --------
however, that no Bank shall seek compensation for any such increase in cost, or
-------
for any such reduction in the amount of any sum receivable, in respect of any Revolving Loan outstanding hereunder for any period when any Revolving Loan shall be outstanding if such Bank shall, on or prior to the date of making such Revolving Loan, have notified the Borrower that it will not seek compensation therefor and will not give notice thereof in accordance with the following paragraph of this Section.

          In any such event, each Bank so affected shall promptly notify the Company and Depositary Bank (which shall give prompt notice thereof to each other Bank) thereof by telephone, confirmed in writing, stating the reasons therefor and the additional amounts required fully to compensate such Bank for such increased cost or reduced amount. Such additional amounts shall be payable on the next Interest Date, or upon demand if there are no Loans outstanding when such notice is given, provided that such compensation will cover a period
                      --------
beginning not more than 90 days prior to such notice. A certificate as to any such increased cost or reduced amount (including calculations, in reasonable detail, showing how such Bank computed such cost or reduction) shall be submitted by each affected Bank to Borrower and Depositary Bank (which shall promptly furnish copies thereof to each other Bank) and shall, in the absence of demonstrable error, be conclusive and binding.

          SECTION 3.1.8.  Applicable Margin.  The "Eurodollar Margin" or "CD
                          -----------------
Margin" means, as of any date, with respect to any Eurodollar Loan or CD Loan, respectively, the applicable percentage set opposite the Public Debt Rating in effect on such date:

Public Debt Rating              Eurodollar Margin   CD Margin
------------------              -----------------   ---------

Level 1:
  AA-/Aa3                              0.225%        0.350%
  or higher

Level 2:
  A-/A3 or higher, but                 0.260%        0.385%
  less than Level 1

Level 3:
  BBB-/Baa3 or higher,                 0.425%        0.550%
  but less than Level 2

Level 4:
  Less than BBB-/Baa3                  0.625%        0.750%

          Any adjustment to the Eurodollar Margin or CD Margin pursuant to this
Section 3.1.8 shall become effective for Interest Periods commencing after a
------- -----
public announcement of a change in debt rating which requires an adjustment to be made hereunder.

          SECTION 3.2.  Facility Fee.  Borrower agrees to pay the Banks a
                        ------------
facility fee for the period from and including June 1, 1995 to the later of the Revolver Expiration Date or the repayment of all Revolving Loans and Term Loans in full, equal to the percentage per annum set forth for the applicable Public Debt Rating in the table below on the daily average amount of the Credit; provided that no facility fee shall be payable to any
--------

Bank on that portion of the Credit then borrowed as Prime Rate Loans as a result of a conversion of any Fixed Rate Loan pursuant to Section 4.2, 5.5, 5.6 or 5.7.
                                                   ------- ---  ---  ---    ---

     Public Debt Rating             Facility Fee Percentage
     ------------------             -----------------------

Level 1:
  AA-/Aa3 or higher                        0.050%

Level 2:
  A-/A3 or higher,                         0.085%
  but less than Level 1

Level 3:
  BBB-/Baa3 or higher,                     0.125%
  but less than Level 2

Level 4:
  Less than BBB-/Baa3                      0.150%

          Such facility fee shall be payable on the last day of March, June, September and December for the period then ending for which such facility fee shall not have been theretofore paid (the first such payment to be made on June 30, 1995) and on the earlier of the Revolver Expiration Date or the date of termination of the Credit for any period then ending for which such facility fee shall not have been theretofore paid.

          SECTION 3.3.  Basis of Computation.  Interest on Prime Rate Loans and
                        --------------------
the facility fee shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or, if applicable, 366 days. Interest on Fixed Rate Loans shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Interest on each Market Rate Loan shall be computed on the same basis as Fixed Rate Loans unless otherwise agreed upon by Borrower and the Bank making such Market Rate Loan.

          SECTION 3.4.  Extension of Due Date.  If any payment of principal of,
                        ---------------------
or interest on, any Domestic Loan or any payment of a facility fee falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day. If any payment of principal of, or interest on, any Eurodollar Loan falls due on a day which is not a Eurodollar Day, then such due date shall be extended to the next Eurodollar Day, unless such Eurodollar Day falls in another calendar month, in which case the date for payment thereof shall be the preceding Eurodollar Day. If the date for any payment of principal is extended pursuant to this Section 3.4 additional interest shall accrue and be
                          ------- ---
payable for the period of such extension.

          SECTION 3.5.  Interest Rate Determination.  Each Reference Bank agrees
                        ---------------------------
to furnish to the Depositary Bank timely information for the purpose of determining each Prime Rate, CD Rate or Eurodollar Rate, as applicable. If any one or more of the Reference Banks shall not furnish such timely information to the Depositary Bank for determination of any such interest rate, the Depositary Bank shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Depositary Bank shall give prompt notice to the Borrower and, if different, the Company and the Banks of the applicable interest rate determined by the Depositary Bank and of the applicable rate, if any, furnished by each Reference Bank for determining the applicable interest rate under Section 3.1.
                               -----------

          SECTION 3.6.  Currency Equivalents.  For purposes of the provisions of
                        --------------------
Articles I, II, III, IV and V, (i) the equivalent in Dollars of any Alternate
-------- -  --  ---  --     -
Currency shall be determined by using the quoted spot rate at which the principal office in New York City of the pertinent Bank or the principal office in New York City of any affiliate of such Bank offers to exchange Dollars for such Alternate Currency in New York City at 11:00 a.m. (New York City time), two Business Days prior to the date on which such equivalent is to be determined,
(ii) the equivalent in any Alternate Currency of any other Alternate Currency shall be determined by using the quoted spot rate at which such Bank's principal office in New York City or the principal office in New York City of any affiliate of such Bank offers to exchange such Alternate Currency for the equivalent in Dollars of such other Alternate Currency in New York City at 11:00 a.m. (New York City time), two Business Days prior to the date on which such equivalent is to be determined, and (iii) the equivalent in any Alternate Currency of Dollars shall be determined by using the quoted spot rate at which such Bank's principal office in New York City or the principal office in New York City of any affiliate of such Bank offers to exchange such Alternate Currency for Dollars in New York City at 11:00 a.m. (New York City time), two Business Days prior to the date on which such equivalent is to be determined.

                                 ARTICLE IV

                                  PREPAYMENTS

          SECTION 4.1.  Prepayment Upon Reduction or Termination of the Credit.
                        ------------------------------------------------------
On the effective date of any reduction of the Commitments pursuant to Section
                                                                      -------
1.1.6 Borrower shall prepay the amount, if any, by which the aggregate unpaid
-----
principal amount of all Revolving Notes exceeds the then reduced amount of the Credit; provided, that on the later of the termination of the Commitments in
        --------
their entirety or the maturity of the Term Loan, if made, each Borrower shall pay in full all of its obligations hereunder and under the Notes accrued or payable through such date (all such obligations being herein collectively called the "Liabilities").

          SECTION 4.2.  Change in Law Rendering Fixed Rate Loans Unlawful.  In
                        ---------------------------------------- --------
the event that any change in (including the introduction of any new) applicable laws or regulations, or in the interpretation thereof by any governmental or other regulatory authority charged with the administration thereof, shall make it unlawful for any Bank to make or continue any Eurodollar Loan or CD Loan to be made or continued by it hereunder, the obligation of such Bank pursuant to which such Eurodollar Loan or CD Loan would otherwise be made shall, upon the happening of such event, forthwith terminate and such Bank shall, by telephonic notice confirmed in writing to Borrower (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank), declare that such obligation has so terminated. If any such change shall make it unlawful for any Bank to maintain any Eurodollar Loan or CD Loan made by it hereunder, such Bank shall, upon the happening of such event, notify Borrower thereof by telephone, confirmed in writing (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank), stating the reasons therefor and Borrower shall, at such time as required by law and no later than at the end of the Interest Period of such Loan, convert such Eurodollar Loan or CD Loan into a Prime Rate Loan by such Bank pursuant to the provisions (other than as to prior notice, to the extent that compliance therewith would violate applicable law) of
Article V.  If prior to the Revolver Expiration Date circumstances subsequently
------- -
change so that any such Bank shall no longer be so affected, such Bank shall reinstate its Commitment to make Eurodollar Loans or CD Loans upon written notice to Borrower thereof (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank).

          SECTION 4.3.  Optional Prepayment.  Borrower may from time to time,
                        -------------------
upon at least three Eurodollar Days' prior written notice to each Bank, prepay the Loans in whole or in part, subject to the provisions of Sections 6.1 and
                                                            -------- ---
6.3, without premium or penalty other than as provided in Section 4.5; provided
---                                                       ------- ---  --------
however, that such optional prepayment shall, if it occurs before the Revolver
-------
Expiration Date, not reduce the Credit and any partial prepayment shall be in an aggregate principal amount of at least $5,000,000 and an integral multiple of $1,000,000.

          SECTION 4.4.  Interest on Principal Prepaid.  Any prepayment of
                        -----------------------------
principal of the Loans shall include accrued interest to the date of prepayment on the principal amount being prepaid. Upon any conversion of a Fixed Rate Loan pursuant to Section 4.2, 5.6 or 5.7, Borrower shall on the date of such
            ------- ---  ---    ---
conversion pay accrued interest on such Fixed Rate Loan to such date. Payments of interest on account of a conversion pursuant to Section 4.2, 5.6 or 5.7 shall
                                                   ------- ---  ---    ---
be made directly to each Bank so affected.

          SECTION 4.5.  Prepayment Compensation.  If (i) any optional or
                        -----------------------
mandatory payment or prepayment of a Eurodollar Loan or CD Loan (including, without limitation, on account of a reduction or termination of the Credit) or any conversion of a Eurodollar Loan or CD Loan pursuant to Article V or Section
                                                           ------- -    -------
4.2 is made on a day which is not the originally scheduled last day (designated
---
in Borrower's notice pursuant to Section 1.2 or 5.4) of an Interest Period of
                                 ------- ---    ---
such Loan, or (ii) the Borrower fails to borrow, continue, or convert another Loan into, a Eurodollar Loan or CD Loan on the date for such borrowing, continuation, or conversion specified in the Borrower's notice pursuant to
Section 1.2 or 5.4, Borrower shall pay directly to the Bank having made such
------- ---    ---
Loan or which would have made such Loan such amount or amounts as will fully compensate such Bank for any net losses and expenses incurred by it (or any branch or affiliate thereof) in connection with its repayment or reinvestment in respect of funds borrowed by it or deposited with it for the purpose of making or maintaining such Loan, it being understood that the amount of any such
                                 -- ----- ----------
loss shall be determined with reference only to reduced earnings derived by such Bank on, and shall not include any loss of, any principal amount of such funds as the result of such Bank's reinvestment thereof. Any such payment by Borrower to any Bank shall be payable on demand made by such Bank (accompanied by a calculation in reasonable detail of such payment which, in the absence of demonstrable error, shall be conclusive and binding as to the amount thereof).

                                   ARTICLE V

                       SPECIAL PROVISIONS WITH RESPECT TO
                      CONTINUATION OF FIXED RATE LOANS AND
                          CONVERSION OF LOANS BETWEEN
                        EURODOLLARS AND DOMESTIC DOLLARS

          SECTION 5.1.  Continuation of Eurodollar Loans.  Borrower may elect to
                        --------------------------------
continue a group of Eurodollar Loans from any Eurodollar Period into a subsequent Eurodollar Period, provided that such continuation shall take place
                              --------
on the last day of the prior Eurodollar Period (herein, in such case, called a "Continuation Date"). Such election shall be subject to the notice requirements of Section 5.4. If no such election is made in compliance with the requirements
   ------- ---
hereof and Borrower does not pay in full the outstanding principal amount of any Eurodollar Loan on the last day of the Eurodollar Period thereof, such Eurodollar Loan shall automatically, without any notice from or to Borrower, be converted into a Prime Rate Loan in accordance with the other provisions of this
Article V (other than as to prior notice) at the end of such Eurodollar Period.
------- -

          SECTION 5.1.1.  Continuation of CD Loans.  Borrower may elect to
                          ------------------------
continue a group of CD Loans from any CD Interest Period into a subsequent CD Interest Period, provided that such continuation shall take place on the last
                 --------
day of the prior CD Interest Period (herein, in such case, called a "Continuation Date"). Such election shall be subject to the notice requirements of Section 5.4. If no such election is made in compliance with the requirements
   ------- ---
hereof and Borrower does not pay in full the outstanding principal amount of any CD Loan on the last day of the CD Interest Period thereof, such CD Loan shall automatically, without any notice from or to Borrower, be converted into a Prime Rate Loan in accordance with the other provisions of this Article V (other than
                                                          ------- -
as to prior notice) at the end of such CD Interest Period.

          SECTION 5.2.  Conversion.  Borrower may elect (i) on any Eurodollar
                        ----------
Day to convert any outstanding Domestic Loans into Eurodollar Loans or any outstanding Eurodollar Loans into Domestic Loans and (ii) on any Business Day to convert any outstanding CD Loans into Prime Rate Loans or any outstanding Prime Rate Loans into CD Loans (herein, in such case, called a "Conversion Date"), it
                                                                             --
being understood that any such conversion of a Eurodollar Loan or CD Loan into
----- ----------
another type of Loan on a day other than the last day of the Eurodollar Period or CD Interest Period, as the case may be, of such Loan shall be subject to the applicable provisions of Section 4.5. Such
                         ------- ---
election shall be subject to the notice requirements of Section 5.4.
                                                        ------- ---

          SECTION 5.3.  Restrictions on Borrower's Continuation and Conversion
                        --------------------------------------- --------------
Rights.  Notwithstanding any other provisions of this Article V, Banks shall not
------                                                ------- -
be obligated to effect (i) any continuation or conversion under this Article V,
                                                                     ------- -
so long as any Event of Default or Credit Suspension Event has occurred and remains continuing or (ii) any continuation of any type of Loan outstanding or any conversion of any outstanding type of Loan into another type of Loan so long as any of the circumstances described in Sections 4.2, 5.5, 5.6 and 5.7
                                         -------- ---  ---  ---     ---
affecting such continuation or conversion have occurred and remain continuing.

          SECTION 5.4.  Notice of Continuations and Conversions.  Except as
                        ---------------------------------------
otherwise provided in this Agreement, Borrower shall, at least three Eurodollar Days prior to any Continuation Date or Conversion Date involving a Eurodollar Loan, or at least two Business Days prior to any Continuation Date involving a CD Loan or conversion of a CD Loan into a Prime Rate Loan or Prime Rate Loan into a CD Loan, give notice to Depositary Bank (which shall give prompt notice thereof to each other Bank) of such proposed continuation or conversion, and in the case of any Eurodollar Loans or CD Loans to be continued or to be made by conversion on such date, as the case may be, the duration of the subsequent Eurodollar Period or CD Interest Period thereof.

          SECTION 5.5.  Interest Rate Unascertainable.  In the event that, prior
                        -----------------------------
to any Borrowing Date of any group of Eurodollar Loans or CD Loans, Banks having, in the aggregate, a Percentage of 66 2/3% or more shall have determined (which determination shall be conclusive and binding on all parties hereto) that
(i) with respect to Eurodollar Loans and CD Loans, the circumstances described in the third sentence of Section 3.1.4 have occurred, or that, (ii) by reason of
       ----- --------    -------------
other circumstances affecting the London interbank eurodollar market or certificate of deposit market, adequate and reasonable means do not exist for ascertaining the Eurodollar Interest Rate or CD Rate applicable to such group of Eurodollar Loans or CD Loans, (a) such Banks shall give notice of such determination promptly (and in any event within three Eurodollar Days after making such determination with respect to Eurodollar Loans and within two Business Days after making such determination with respect to CD Loans) to the other parties hereto and, (b) with respect to any new Eurodollar Loans or CD Loans, as the case may be, Borrower's request for Eurodollar Loans or CD Loans, as the case may be, shall be deemed a request for Prime Rate Loans and (c) with respect to outstanding Eurodollar Loans or CD Loans, as the case may be, to be continued on such Borrowing Date, such Loans shall be converted into Prime Rate Loans in accordance with the provisions of this Article V on
                                                                ------- -
such Borrowing Date, notwithstanding any failure of Borrower to comply with the notice provisions of Section 1.2 or 5.4, as the case may be.
                     ------- ---    ---

          SECTION 5.6.  Bank Unable to Make Eurodollar Loan.  In the event that,
                        -----------------------------------
prior to any Borrowing Date of any Eurodollar Loan as Borrower shall request in its relevant notice of borrowing pursuant to Section 1.2 or 5.4, any Bank
                                             ------- ---    ---
requested to make or continue such Eurodollar Loan shall (i) have determined (which determination if made in good faith shall be conclusive and binding on all parties hereto) that Dollar deposits in the relevant amount and for the relevant Eurodollar Period for such Eurodollar Loan are not available to such Bank in the London interbank eurodollar market by reason of law or otherwise, or
(ii) learn of any change in (including the introduction of any new) applicable laws or regulations, or in the interpretation thereof by any governmental or other regulatory authority charged with the administration thereof, which shall make it unlawful for such Bank to make or continue such Eurodollar Loan for the proposed duration thereof, such Bank shall promptly give notice of such determination to Borrower (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank) and (a) with respect to any new Eurodollar Loan, Borrower's request for such Loan shall be deemed a request for a Prime Rate Loan, and (b) with respect to any outstanding Eurodollar Loan to be continued on such Borrowing Date, such Loan shall be converted into a Prime Rate Loan in accordance with the provisions of this Article V on such Borrowing
                                               ------- -
Date, notwithstanding any failure of Borrower to comply with the notice provisions of Section 1.2 or 5.4, as the case may be.
              ------- ---    ---

          SECTION 5.7.  Conversions Affecting Some Banks.  Within ten days of
                        --------------------------------
notification by any Bank that any of the circumstances described in Section
                                                                    -------
3.1.5 or 3.1.7 shall have occurred and remain continuing with respect to any
-----    -----
outstanding Eurodollar Loan or CD Loan made by such Bank, Borrower may elect to convert such Eurodollar Loan or CD Loan to a Prime Rate Loan. Borrower shall, at least three Eurodollar Days prior to the proposed Conversion Date in respect of such Eurodollar Loan or two Business Days prior to the proposed Conversion Date in respect of such CD Loan, give notice of such conversion to Depositary Bank (which shall give prompt notice to each other Bank). The exemption from the ratability provisions of Section 1.1.3 shall apply to all Banks or Loans
                             ------- -----
affected by conversions made pursuant to this Section or Section 4.2 or 5.6 and
                                              -------    ------- ---    ---
so long as any of the circumstances which permitted or required such conversion shall remain continuing. Any Bank so affected shall use all commercially reasonable efforts to cease being so affected, it being understood
                                                            -- ----- ----------
that such obligation shall in no way reduce the rights of Banks hereunder nor require any Bank to take any action which would have a material adverse effect on such Bank, to make any Eurodollar Loan at any office located in the United States or to fund any Eurodollar Loan in domestic Dollars.

                                   ARTICLE VI

                    MAKING AND PRORATION OF PAYMENTS; OFFSET

          SECTION 6.1.  Making of Payments.  All payments made by Borrower
                        ------------------
hereunder shall be in immediately available funds and, except for payments pursuant to Sections 1.3(b), 3.1.5, 3.1.7 and 4.5 and as otherwise indicated in
            -------- ------  -----  -----     ---
Sections 3.2 and 4.4, shall be made to Depositary Bank at its address set forth
-------- ---     ---
below its signature hereto not later than 12:30 p.m., New York City time, on the date due; funds received after that hour shall be deemed to have been received by Depositary Bank on the next Eurodollar Day or Business Day, as the case may be. Depositary Bank shall remit in immediately available funds to each Bank or other holder its share of all such payments received by Depositary Bank for the account of such Bank or holder, as determined pursuant to Section 6.3, promptly
                                                          ------- ---
(and, in the event of any payment received prior to 12:30 p.m., New York City time, on any Business Day, on such Business Day).

          SECTION 6.2.  Payment on Revolver Expiration Date.  Any Borrower may
                        -----------------------------------
effect payment of all or part of the Revolving Loans, together with accrued interest thereon, on the Revolver Expiration Date by directing Depositary Bank, in Borrower's notice of its proposed borrowing of the Term Loans pursuant to
Section 1.2, to apply the proceeds of the Term Loans to the extent necessary to
------- ---
the concurrent payment of principal of and interest on the Revolving Loans; provided, that the aggregate principal amount of the Term Loan shall not exceed
--------
the amount of the Credit.

          SECTION 6.3.  Allocation of Payments.  All payments of principal of
                        ----------------------
the Revolving Notes and Term Notes by Borrower shall be for the account of the holders of the Revolving Notes and Term Notes pro rata according to the respective unpaid principal amounts of the Revolving Notes and Term Notes held by them, and shall be applied by each such holder (except as Borrower may, in a manner not inconsistent with other terms and provisions hereof, otherwise elect in a notice, furnished on or prior to the date of such payment, to Depositary Bank, which shall give prompt notice thereof to each other Bank) first to its then outstanding Domestic Loans other than Loans made by conversions pursuant to Section 4.2, 5.6 or 5.7 (herein called an "Equivalent
                           ------- ---  ---    ---
Domestic Loan"), second to any then outstanding Equivalent Domestic Loans, and finally to its then outstanding Eurodollar Loans. (For purposes of this Section, any Equivalent Domestic Loan shall be deemed an ordinary Domestic Loan to the extent that the Eurodollar Loan from which such Equivalent Domestic Loan was converted would otherwise have been converted to any ordinary Domestic Loan.)

          All payments of interest on Domestic Loans hereunder, except Equivalent Domestic Loans made by an affected Bank pursuant to Section 4.2, 5.6
                                                               ------- ---  ---
or 5.7, shall be for the account of the holders of the Revolving Notes and Term
   ---
Notes pro rata according to the respective unpaid principal amounts of Domestic Loans evidenced by the Revolving Notes and Term Notes held by them; all payments of interest on Equivalent Domestic Loans made by an affected Bank pursuant to
Section 4.2, 5.6 or 5.7, shall be for the account of the holders of the
------- ---  ---    ----
Revolving Notes and Term Notes pro rata according to the respective unpaid principal amounts of Equivalent Domestic Loans evidenced by the Revolving Notes and Term Notes held by them; and all payments of interest on Eurodollar Loans hereunder, except those pursuant to Section 4.4 on account of a conversion
                                    ------- ---
pursuant to Section 4.2, 5.6 or 5.7, shall be for the account of the holders of
            ------- ---  ---    ---
the Revolving Notes and Term Notes pro rata according to the respective unpaid principal amounts of Eurodollar Loans evidenced by the Revolving Notes and Term Notes held by them.

          All payments of facility fees shall be for the account of all Banks pro rata according to the daily average amount of each Bank's Commitment, provided that any reduction of facility fees in respect of Equivalent Domestic Loans that are Prime Rate Loans shall be borne pro rata by each affected Bank under Section 4.2, 5.5, 5.6 or 5.7.
      ------- ---  ---  ---    ---

          Notwithstanding any other provision of this Section 6.3 payments of
                                                      ------- ---
principal, interest, facility fees and other obligations hereunder to any Bank upon termination of its Commitment pursuant to Section 1.1 or pursuant to
                                               ------- ---
Section 3.1.7 shall be solely for the account of such Bank.
------- -----

          SECTION 6.4.  Proration of Other Recoveries.  If any Bank or other
                        -----------------------------
holder of a Revolving Note or Term Note shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise), other than a prepayment compensation pursuant to Section 4.5, on account of principal of or
                                    ------- ---
interest on any Revolving Note or Term Note, or facility fees, in excess of its pro rata share, as determined pursuant to Section 6.3, of payments and other
                                          ------- ---
recoveries obtained by all Banks or other holders on account of principal of and interest on Revolving Notes or Term Notes then held by them, or facility fees, such Bank or other holder shall purchase from the other Banks or holders such participation in the Revolving Notes or Term Notes held by them, or shall make such other payments, as shall be necessary to cause such purchasing Bank or other holder to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or
      --------  -------
other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          SECTION 6.5.  Offset.  In addition to and not in limitation of all
                        ------
rights of offset that any Bank or other holder of a Note may have under applicable law, each Bank or other holder of a Note shall, upon the occurrence of any Event of Default described in Section 11.1.3 or any Credit Suspension
                                     ------- ------
Event which would constitute such an Event of Default described in Section
                                                                   -------
11.1.3, have the right, subject to Section 6.4, to appropriate and apply to the
------                             ------- ---
payment of such Note any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with such Bank or other holder. If, in the aggregate, the recovery by the Banks by offset, under applicable law, or otherwise shall exceed the obligations of Borrower under the Notes and hereunder, any Bank receiving such an excess agrees to promptly restore the same to Borrower.

                                  ARTICLE VII

                                  WARRANTIES

          To induce Banks to grant the Credit and to make Loans hereunder, the Company warrants to Banks that:

          SECTION 7.1.  Organization, etc.  The Company is a corporation duly
                        -----------------
existing and in good standing under the laws of the State of New York; and each Significant Subsidiary is a corporation duly existing and in good standing under the laws of the jurisdiction of its respective incorporation.

          SECTION 7.2.  Authorization; No Conflict.  The execution and delivery
                        --------------------------
of this Agreement, the borrowings hereunder, the execution and delivery of the Notes, and the performance by the Company of its obligations under this Agreement and the Notes, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not violate, contravene or conflict in any material respect with any provision of law or of the charter or by-laws of the Company or of any judgment or any material agreement or indenture binding upon or applicable to the Company the contravention of or conflict with which would materially adversely effect the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder.

          SECTION 7.3.  Validity and Binding Nature.  This Agreement is, and the
                        ---------------------------
Notes when duly executed and delivered will be, legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of rights of creditors generally.

          SECTION 7.4.  Financial Statements.  The Company's audited
                        --------------------
consolidated financial statements as at December 31, 1994, copies of which have been furnished to each Bank, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year and fairly present the financial condition of the Company and its Consolidated Subsidiaries as at such date and the results of their operations for the period covered by such statements.

          SECTION 7.5.  Litigation.  No litigation or arbitration proceedings
                        ----------
are pending or, to the knowledge of the Company, threatened against the Company or any Significant Subsidiary as to which there is a reasonable likelihood of an adverse determination and which would reasonably be expected to have a material adverse effect on the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder.

          SECTION 7.6.  Liens.  None of the assets of the Company is subject to
                        -----
any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest which is not permitted by Section 8.6.
                                            ------- ---

          SECTION 7.7.  ERISA.  Neither the Company nor any Significant
                        -----
Subsidiary has incurred any liability to the Pension

Benefit Guaranty Corporation in connection with any employee benefit plan which could reasonably be expected to materially adversely affect the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder.

          SECTION 7.8.  Investment Company Act.  The Company is not an
                        ----------------------
"investment company," or a company "controlled" by or "controlling" an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 7.9.  Public Utility Holding Company Act.  Neither the Company
                        ----------------------------------
nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 7.10.  Regulations G, U, and X.  The Company will not use the
                         -----------------------
proceeds of the Loans in violation of Regulations G, U, and X of the Board of Governors of the Federal Reserve System.

                                  ARTICLE VIII

                                   COVENANTS

          Until the expiration or termination of the Credit and thereafter until all Liabilities are paid in full, the Company agrees that, unless at any time Banks having, in the aggregate, a Percentage of 66 2/3% or more shall otherwise expressly consent in writing, it will:

          SECTION 8.1.  Reports, Certificates and Other
                        -------------------------------
Information.  Furnish to each Bank:
-----------

          SECTION 8.1.1.  Audit Report.  Within 120 days after each fiscal year
                          ------------
of the Company, a copy of an annual audit report of the Company and its Subsidiaries prepared on a consolidated basis and in conformity with GAAP, duly certified by, and containing an opinion of, Ernst & Young or other independent certified public accountants of recognized national standing selected by the Company, which opinion shall be unqualified (excepting any qualification relating to any change in the application of GAAP concurred in by such accountants). The requirements of this Section (other than the requirement that any opinion shall be unqualified as aforesaid) shall be satisfied by the Company's furnishing each Bank with a copy of its annual report on Form 10-K filed with the Securities and Exchange Commission in accordance with the instructions therefor.

          SECTION 8.1.2.  Interim Reports.  Within 60 days after each quarter
                          ---------------
(except the last quarter) of each fiscal year of the Company, a copy of an unaudited financial statement of the Company and its Subsidiaries prepared on a consolidated basis and in conformity with GAAP applied on a basis consistent with the most recent audit report referred to in Section 8.1.1, signed by a
                                                 ------- -----
proper accounting officer of the Company and consisting of at least a balance sheet as at the close of such quarter, a statement of earnings for such quarter and for the period from the beginning of such fiscal year to the close of such quarter and a statement of cash flows for the period from the beginning of such fiscal year to the close of such quarter. The requirements of this Section shall be satisfied by the Company's furnishing each Bank with a copy of its quarterly report on Form 10-Q filed with the Securities and Exchange Commission in accordance with the instructions therefor.

          SECTION 8.1.3.  Certificates.  Contemporaneously with the furnishing
                          ------------
of a copy of each annual audit report and of each quarterly statement provided for in Section 8.1.1 or 8.1.2, a certificate dated the date of such annual
       ------- -----    -----
report or such quarterly statement and signed by the Chairman of the Board, any Senior Vice President, the Chief Financial Officer or the Treasurer of the Company, to the effect that no Event of Default or Credit Suspension Event has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it.

          SECTION 8.1.4.  Reports to SEC and to Shareholders.  Copies of each
                          ----------------------------------
report on Form 10-K, 10-Q or 8-K (excluding exhibits thereto) made by any Borrower with the Securities and Exchange Commission, and of each annual report, quarterly report, special report or proxy statement from the Company to its shareholders generally, promptly after the filing or making thereof.

          SECTION 8.1.5.  Notice of Default or Litigation.  Forthwith upon
                          -------------------------------
learning of the occurrence of an Event of Default, or a Credit Suspension Event, or of the institution of, or any adverse determination in, any litigation or arbitration proceeding as to which there is a reasonable likelihood of an adverse determination and which would reasonably be expected to have a material adverse effect on the consolidated financial condition or continued operations of the Company and its

Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder, written notice thereof describing the same and the steps being taken by the Company or the Subsidiary affected with respect thereto.

          SECTION 8.1.6.  ERISA.  As soon as practicable after the occurrence of
                          -----
any Reportable Event (as defined in the Employee Retirement Income Security Act of 1974) which is material to the Company and its Significant Subsidiaries taken as a whole, in connection with any employee pension benefit plan maintained by the Company or any Significant Subsidiary, written notice thereof describing the same.

          SECTION 8.1.7.  Other Information.  From time to time such other
                          -----------------
information concerning the Company and its Subsidiaries as any Bank may reasonably request.

          SECTION 8.2.  Books, Records and Inspections.  Maintain, and cause
                        ------------------------------
each Subsidiary to maintain, proper books and records in the form customarily employed by them; permit, and cause each Subsidiary to permit, upon reasonable notice and during normal business hours, access by any Bank to the books and records of the Company and of any Subsidiary; and permit, and cause each Subsidiary to permit, any Bank to inspect upon reasonable notice and during normal business hours the properties and operations of the Company and of any Subsidiary.

          SECTION 8.3.  Insurance.  Maintain, and cause each Significant
                        ---------
Subsidiary to maintain, such insurance as may be required by law and such other insurance to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.

          SECTION 8.4.  Taxes and Liabilities.  Pay, and cause each Significant
                        ---------------------
Subsidiary to pay, when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings.

          SECTION 8.5.  Purchase or Redemption of the Company's Securities;
                        --------------------------------------- -----------
Dividend Restrictions.  Not purchase, prepay or redeem, or permit any Subsidiary
---------------------
to purchase, any shares of the capital stock of the Company, not declare or pay any dividends thereon (other than stock dividends), not make any distribution to shareholders or set aside any funds for any such purpose, not prepay, and not permit any Subsidiary to purchase or prepay, any subordinated indebtedness for borrowed money of the Company if, after giving effect thereto, any Event of Default or Credit Suspension Event shall have occurred and be continuing; provided
--------
that the foregoing shall not prevent the payment of any dividend or distribution within 60 days of the declaration thereof if, on the date of such declaration, such dividend or distribution would have complied with this Section 8.5.
                                                            ------- ---

          SECTION 8.6.  Liens.  If the ratio of Consolidated Debt to
                        -----
Consolidated Capitalization of the Company is more than 0.35:1, not create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under conditional sales or other title retention agreements) upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except
(i) liens for taxes, assessments and governmental charges not delinquent or being contested in good faith or by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (ii) existing liens securing indebtedness, including mortgage debt, as reflected in the Company's consolidated balance sheet as of December 31, 1994, (iii) liens arising in favor of the United States Government, any state or local government or any subdivision or agency thereof in the ordinary course of the Company's business with any of the foregoing for advances, progress payments or partial prepayments, (iv) liens in connection with workers' compensation, unemployment insurance or social security obligations, (v) liens or deposits or pledges to secure bids, tenders, contracts (other than contracts for repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, indemnity, performance and similar bonds and other obligations of like nature arising in the ordinary course of business, (vi) mechanics', workmen's, materialmen's, carriers', warehousemen's or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith or by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (vii) liens arising out of judgments or awards with respect to which appeals are being prosecuted, levy of execution pending such appeal having been stayed, (viii) rights-of-way, easements, water rights, sewage and drainage rights, zoning or use regulations or similar defects in title which do not materially impair the use of any property for the purposes for which held, (ix) the lien or any right or privilege reserved in leases for rent to secure compliance with the terms of any lease, but not including any lien arising from a violation of any lease provision other than one relating to conditional assignment of rents, (x) liens of attachment not exceeding in the aggregate $15,000,000 outstanding at any one time, (xi) liens of attachment exceeding in the aggregate $15,000,000 (but not exceeding in the aggregate $150,000,000)
outstanding at any one time, provided, however, that any such liens shall be released, discharged or vacated by bonding or otherwise within 30 days, (xii) deposits to obtain releases of liens imposed by law and permitted hereunder,
(xiii) any mortgage, encumbrance or other lien upon, or security interest in, any property or asset (whether real, personal or mixed) hereafter acquired created contemporaneously with or within 365 days after such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, encumbrance or lien upon, or security interest in, any such property or asset hereafter acquired existing at the time of such acquisition, or the acquisition of any such property or asset subject to any mortgage, encumbrance or other lien or security interest without the assumption thereof (provided, at any one time that each such mortgage,
                        --------
encumbrance, lien or security interest shall attach only to the property or asset so acquired and improvements thereon), (xiv) other liens which do not, in the aggregate, relate to or secure obligations exceeding 5% of Consolidated Capitalization, (xv) any encumbrance or lien upon margin stock and (xvi) any renewal, modification, extension, refinancing or replacement of any mortgage, encumbrance, lien or security interest permitted under clause (ii), (xiii) or
(xiv), provided that the amount of indebtedness secured thereby is not increased and that any such mortgage, encumbrance, lien, or security interest is limited to all or part of the same property and any fixed improvement thereon; provided,
                                                                       --------
that nothing in this Section 8.6 shall be construed as prohibiting (x)
                     ------- ---
conveyances of property to a political subdivision pursuant to an industrial revenue or pollution control bond financing whereby equitable title to such property remains in the Company (provided, however, any mortgage, deed of trust or other security interest in the facility in connection therewith shall not be so excluded), or (y) the deposit of property or money with a trustee or other entity, or the establishment of an escrow, trust or similar account, for the purpose of defeasing indebtedness of the Company.

          SECTION 8.7.  Mergers and Consolidations.  Not be a party to any
                        --------------------------
merger or consolidation unless (i) after giving effect to such merger or consolidation, no Event of Default and no Credit Suspension Event shall have occurred and be continuing, (ii) the corporation resulting from or surviving such merger or consolidation (if other than the Company) shall expressly assume in writing (in a form reasonably acceptable to Banks having, in the aggregate, a Percentage of 66 2/3% or more) and agree to perform all the Company's obligations under this Agreement and (iii) immediately after giving effect to such merger or consolidation the surviving corporation shall have a Consolidated

Net Worth at least equal to the Consolidated Net Worth of the Company immediately preceding such merger or consolidation; provided, that nothing in
                                                    --------
this Agreement shall prevent the merger of any Subsidiary with and into the Company or into another Subsidiary or the liquidation of any Subsidiary.

          SECTION 8.8.  Sale or Other Disposition of Assets.  Not, and not
                        -----------------------------------
permit any Subsidiary to, sell or otherwise dispose of, whether by merger or otherwise, all or any substantial portion of its assets, except (i) to or with any other Subsidiary or the Company, (ii) in the ordinary course of business,
(iii) all of the assets of, or the ownership interest in, any Subsidiary which is not a Significant Subsidiary or (iv) on such other terms and conditions as shall have been approved by the Company's Board of Directors but, in the case of any transfer made pursuant to clause (iii) or (iv), only if, after giving effect
                              ------ -----    ----
thereto, no Event of Default or Credit Suspension Event shall have occurred and be continuing.

          SECTION 8.9.  Interest Coverage and Consolidated Debt to Consolidated
                        -------------------------------------------------------
Capitalization Ratio.  Not permit, as of the end of any fiscal quarter, both (A)
--------------------
the ratio of Consolidated EBDIT to Consolidated Cash Interest Expense for the twelve month period including such fiscal quarter and the three immediately preceding fiscal quarters to be less than 2.50 to 1.0 and (B) the ratio of Consolidated Debt to Consolidated Capitalization at the end of such fiscal quarter to be more than .60 to 1.0.

                                   ARTICLE IX

                             CONDITIONS OF LENDING

          SECTION 9.1.  Initial Revolving Loans.  The obligation of each Bank to
                        -----------------------
make its initial Revolving Loan hereunder is subject to the receipt by such Bank of all of the following, each duly executed:

          SECTION 9.1.1.  Revolving Note.  The Revolving Note of the Company
                          --------------
 payable to the order of such Bank.

          SECTION 9.1.2.  Resolutions.  Copies of resolutions of the Board of
                          -----------
Directors of the Company authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement, the Notes, and other documents provided for in this Agreement, certified by the Secretary or an Assistant Secretary of the Company.

          SECTION 9.1.3.  Consents, etc.  Copies of all documents evidencing any
                          -------------
necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement and the Notes, certified by the Secretary or an Assistant Secretary of the Company.

          SECTION 9.1.4.  Incumbency and Signatures.  A Certificate of the
                          -------------------------
Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Agreement and the Notes and other documents provided for in this Agreement, together with a sample of the true signature of each such officer.

          SECTION 9.1.5.  Opinion of Counsel to Borrower.  The opinion of
                          ------------------------------
Messrs. Cahill Gordon & Reindel, counsel for the Company, addressed to Banks, substantially in the form of Exhibit D.

          SECTION 9.1.6.  Other.  Such other documents as any Bank may
                          -----
 reasonably request.

          SECTION 9.2.  All Revolving Loans.  The obligation of each Bank to
                        -------------------
make each Revolving Loan (including, without limitation, its initial Revolving Loan but excluding, however, any Loan made by a continuation or conversion pursuant to Article V and any repayment and reborrowing deemed to have been made
            ------- -
pursuant to Section 1.1.8) is subject to the following further conditions
            ------- -----
precedent that:

          SECTION 9.2.1.  No Default.  After giving effect to all Loans then
                          ----------
being made (a) no Event of Default, or Credit Suspension Event, shall have occurred and be continuing, (b) the warranties of the Company contained in

Sections 7.1, 7.2, 7.3, 7.6, 7.7, 7.8, 7.9 and 7.10 shall be true and correct in
-------- ---  ---  ---  ---  ---  ---  ---     ----
all material respects with the same effect as though made on such date and (c) if the Borrower of such Loan is a Designated Subsidiary, the warranties of such Borrower in its Designation Letter shall be true and correct in all material respects with the same effect as though made on such date.

          SECTION 9.2.2.  Confirmatory Certificate.  Depositary Bank shall have
                          ------------------------
received (in sufficient number of signed counterparts to provide, and Depositary Bank shall provide, one to each Bank) a certificate dated the date of such requested Loan and signed by the Chairman of the Board, any Senior Vice President, the Chief Financial Officer or the Treasurer of the Company as to the matters set out in Sections 9.2.1 and 9.2.3.
                   -------- -----     -----

          SECTION 9.2.3.  Litigation.  No litigation, arbitration proceedings or
                          ----------
governmental investigation or proceedings not disclosed in writing by the Company to Banks prior to the date of the immediately preceding Revolving Loan hereunder (or in the case of the initial Revolving Loan, prior to the date of execution and delivery of this Agreement) is pending or known to be threatened against the Company or any Subsidiary and no material development not so disclosed has occurred in any litigation, arbitration proceeding or governmental proceeding so disclosed, which in the opinion of Banks having, in the aggregate, a Percentage of 66 2/3% or more, is likely to materially adversely affect the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform its obligations hereunder.

          SECTION 9.3.  Initial Loan to Any Designated Subsidiary.  The
                        -----------------------------------------
obligation of each Bank to make the initial Loan to each Designated Subsidiary hereunder is subject to the further conditions precedent that such Bank shall have received:

          SECTION 9.3.1.  Basic Documents.  The Revolving Note of such
                          ---------------
Designated Subsidiary payable to the order of the Bank and, with respect to such Designated Subsidiary the documents contemplated by Sections 9.1.2, 9.1.3 and
                                                    -------- -----  -----
9.1.4.
-----

          SECTION 9.3.2.  Designation.  The Designation Letter of such
                          -----------
Designated Subsidiary, substantially in the form of Exhibit E.

          SECTION 9.3.3.  Opinion of Counsel.  A signed copy of an opinion of
                          ------------------
counsel to such Designated Subsidiary, substantially in the form of Exhibit F.
                                                                    ------- -

          SECTION 9.4.  Term Loans.  The obligation of each Bank to make Term
                        ----------
Loans is subject to the conditions precedent (i) that such Bank shall have received the Term Note of Borrower payable to the order of such Bank, duly executed and dated the date of such Term Loan, and that the principal of and accrued interest on all Revolving Notes shall have been or be paid in full prior to or concurrently with the making of such Term Loan and (ii) that, if the original principal amount of such Bank's Term Notes exceeds the principal amount of its Revolving Notes outstanding immediately prior thereto, each of the conditions precedent set forth in Sections 9.2.1 through 9.2.3 shall have been
                                  --------------         -----
satisfied as if such Term Loan were a Revolving Loan.

                                   ARTICLE X

                                   GUARANTEE

          SECTION 10.1.  Unconditional Guarantee.  For valuable consideration,
                         -----------------------
receipt whereof is hereby acknowledged, and to induce each Bank to make Loans to the Designated Subsidiaries, the Company, as principal and not merely as surety, hereby unconditionally and irrevocably guarantees to each Bank that: (i) the principal of and interest on each Loan to each Designated

Subsidiary shall be promptly paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms hereof, and, in case of any extension of time of payment, in whole or in part, of such Loan, that all such sums shall be promptly paid when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension; and
(ii) all other amounts payable hereunder by any Designated Subsidiary to any Bank shall be promptly paid in full when due in accordance with the terms hereof (the obligations of the Designated Subsidiaries under these subsections (i) and
(ii) of this Section 10.1 being the "Obligations").
             ------- ----

          In addition, the Company hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Loan to any Designated Subsidiary or such other amounts payable by any Designated Subsidiary to any Bank, the Company will forthwith pay the same, without further notice or demand.

          SECTION 10.2.  Guarantee Absolute.  The Company guarantees that the
                         ------------------
Obligations will be paid strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Bank with respect thereto. The liability of the Company under this guarantee shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of this Agreement or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations,or any other amendment or waiver of or any consent to departure from this Agreement (including, without limitation, any extension of the Revolver Expiration Date or any Commitment Increase); (iii) any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company, any Borrower or a guarantor.

          The guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any of the Banks upon the insolvency, bankruptcy or reorganization of the Company or any Borrower or otherwise, all as though such payment had not been made.

          SECTION 10.3.  Waivers.  The Company hereby expressly waives
                         -------
diligence, notice of acceptance of this guarantee, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against any Designated Subsidiary or against any other guarantor of all or any portion of the Loans, and all other notices and demands whatsoever.

          The Company irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon the making of any payment under the guarantee contained in this Article X to be subrogated to the rights of the
                                ------- -
payee against any Designated Subsidiary with respect to such payment or to otherwise be reimbursed, indemnified or exonerated by a Designated Subsidiary in respect thereof.

          SECTION 10.4.  Remedies.  Each of the Banks may pursue its respective
                         --------
rights and remedies under this Article X and shall be entitled to payment
                               ------- -
hereunder notwithstanding any other guarantee of all or any part of the Loans to the Designated Subsidiaries, and notwithstanding any action taken by any such Bank to enforce any of its rights or remedies under such other guarantee, or any payment received thereunder. The Company hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Designated Subsidiary that arise from the existence, payment, performance or enforcement of the Company's obligations under this Article X, including, without limitation,
                                     ------- -
any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Banks against the Designated Subsidiary, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Designated Subsidiary, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Company in violation of the preceding sentence at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Depositary Bank for the accounts of the respective Banks to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Obligations or other amounts payable under this Agreement thereafter arising. The Company acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this section is knowingly made in contemplation of such benefits.

          SECTION 10.5.  Survival.  This guaranty is a continuing guaranty and
                         --------
shall (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this guaranty, (ii) be binding upon the Company, its successors and assigns, (iii) inure to the benefit of and be enforceable by each Bank and their respective successors, transferees and assigns and (iv) be reinstated if at any time any payment to a Bank hereunder is required to be restored by such Bank.

                                   ARTICLE XI

                       EVENTS OF DEFAULT AND THEIR EFFECT

          SECTION 11.1.  Events of Default.  Each of the following shall
                         -----------------
constitute an Event of Default under this Agreement:

          SECTION 11.1.1.  Non-Payment of Notes, etc.  Default, and continuance
                           -------------------------
thereof for five days after the due date thereof, in the payment when due of any interest on any Note or any facility fee, or default in the payment when due of any principal of any Note or other amounts payable by any Borrower hereunder (excluding, however, to the extent disputed by Borrower in good faith, amounts payable pursuant to Section 3.1.5, 3.1.7 or 4.5 in an aggregate amount not
                    ------- -----  -----    ---
exceeding $1,000,000 for all Banks).

          SECTION 11.1.2.  Non-Payment of Other Indebtedness.  Default in the
                           ---------------------------------
payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other indebtedness for borrowed money or other obligations evidenced by a note, debenture, or similar instrument (including capitalized lease obligations) in an aggregate principal amount exceeding $50,000,000 of, or guaranteed by, the Company or any Significant Subsidiary or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default in the performance or observance is to accelerate the maturity of any such indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity.

          SECTION 11.1.3.  Bankruptcy, Insolvency, etc.  (i) The Company or any
                           ---------------------------
Significant Subsidiary becomes insolvent or admits in writing its inability to pay its debts or fails to pay its debts, generally as they become due; or the Company or any Significant Subsidiary applies for, consents to, or acquiesces in the appointment of, a trustee, custodian or receiver for the Company or such Significant Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, custodian or receiver is appointed for the Company or any Significant Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Significant Subsidiary), is commenced in respect of the Company or any Significant Subsidiary, and if such proceeding is not commenced by the Company or Significant Subsidiary, it is consented to or acquiesced in by the Company or Significant Subsidiary or remains for 60 days undismissed; or any corporate action is taken by the shareholder(s) or board of directors of the Company or any Significant Subsidiary to authorize or further any of the actions described in this Section
                                                                        -------
11.1.3.
------

          SECTION 11.1.4.  Non-Compliance with This Agreement.  Failure by the
                           ----------------------------------
Company to comply with or to perform any provision of this Agreement (and not constituting an Event of Default under any of the preceding provisions of this
Article XI) and continuance of such failure for 30 days, after notice thereof to
------- --
the Company from any Bank or the holder of any Note stating that such Bank or holder is of the opinion that such failure is material; provided, that, any failure by the Company to comply with any provision of this Agreement solely as a result of a change in GAAP shall not constitute an Event of Default.

          SECTION 11.1.5.  Warranties.  Any warranty made by the Company herein
                           ----------
is breached in any material respect, or any schedule, certificate, financial statement or report furnished by the Company to any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          SECTION 11.1.6.  ERISA.  The Company or any Significant Subsidiary
                           -----
incurs any liability to the Pension Benefit Guaranty Corporation or any successor thereto in excess of $50,000,000.

          SECTION 11.2.  Effect of Event of Default.  If any Event of Default
                         --------------------------
described in Section 11.1.3 shall occur, the Credit (if it has not theretofore
             ------- ------
terminated) shall immediately terminate and all Notes and all other amounts payable hereunder shall become immediately due and payable, all without presentment or notice of any kind all of which are hereby waived; and, in the case of any other Event of Default which shall have occurred and remain continuing, Banks having, in the aggregate, a Percentage of 66 2/3% or more may, by the giving of notice in writing to the Company, declare the Credit (if it has not theretofore terminated) to be terminated and/or all Notes and all other amounts payable hereunder to be immediately due and payable, whereupon the Credit shall immediately terminate and/or all Notes and all other amounts payable hereunder shall become immediately due and payable, all without presentment or notice of any kind all of which are hereby waived. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 11.1.1 or Section 11.1.3 may be waived by the written
             ------- ------    ------- ------
concurrence of Banks having, in the aggregate, a Percentage of 100%, and the effect as an Event of Default of any other event described in Section 11.1 may
                                                              ------- ----
be waived by the written concurrence of Banks having, in the aggregate, a Percentage of 66 2/3% or more.

          SECTION 11.3.  Defaults by Designated Subsidiaries.  If any of the
                         -----------------------------------
following defaults with respect to any Designated Subsidiary have occurred and are continuing then Section 11.4 shall apply:

          SECTION 11.3.1.  Warranties.  Any warranty made by such Designated
                           ----------
Subsidiary herein or in the Designation Letter pursuant to which it is designated as a Borrower hereunder is breached in any material respect or any schedule, certificate, financial statement or report furnished by such Designated Subsidiary to any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          SECTION 11.3.2.  Non-Payment of Other Indebtedness.  Default in the
                           ---------------------------------
payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other indebtedness for borrowed money or other obligations evidenced by a note, debenture, or similar instrument (including capitalized lease obligations) in an aggregate principal amount exceeding $50,000,000 of, or guaranteed by, a Designated Subsidiary or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default in the performance or observance is to accelerate the maturity of any such indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity.

          SECTION 11.3.3.  Bankruptcy, Insolvency, etc.  A Designated Subsidiary
                           ---------------------------
becomes insolvent or admits in writing its inability to pay its debts or fails to pay its debts, generally as they become due; or the Designated Subsidiary applies for, consents to, or acquiesces in the appointment of, a trustee, custodian or receiver for such Designated Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, custodian or receiver is appointed for any Designated Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of the Company or any Significant Subsidiary, and if such proceeding is not commenced by such Designated Subsidiary, it is consented to or acquiesced in by such Designated Subsidiary or remains for 60 days undismissed; or any corporate action is taken by the shareholder(s) or board of directors of any Designated Subsidiary to authorize or further any of the actions described in this Section 11.3.3.
                              ------- ------

          SECTION 11.3.4.  Non-Compliance with This Agreement.  Failure by
                           ----------------------------------
Designated Subsidiary to comply with or to perform any provision of this Agreement (and not constituting an Event of Default under any of the preceding provisions of this Section 11.3) and continuance of such failure for 30 days,
                   ------- ----
after notice thereof to the Company and the Designated Subsidiary from any Bank or the holder of any Note stating that such Bank or holder is of the opinion that such failure is material.

          SECTION 11.4.  Effect of Default by Designated Subsidiary.  If any
                         ------------------------------------------
default described in Section 11.3.2 or 11.3.3 shall occur, without any action by
                     ------- ------    ------
the Bank, the Banks shall have no obligation to make Loans to such Designated Subsidiary under this Agreement and all Loans under this Agreement to such Designated Subsidiary and all other amounts payable hereunder by such Designated Subsidiary shall become immediately due and payable, all without presentment or notice of any kind; and, in the case of any other default described in Section
                                                                       -------
11.3 which shall have occurred and remain continuing, Banks having, in the
----
aggregate, a Percentage of 66 2/3% or more may, by the giving of notice in writing to the Company, decline to make further Loans to such Designated Subsidiary and/or declare all Loans under this Agreement to such Designated Subsidiary and all other amounts payable hereunder by such Designated Subsidiary to be immediately due and payable, without presentment or notice of any kind. Notwithstanding the foregoing, the effect of any event described in Section 11.3
                                                                    ------- ----
may be waived by the written concurrence of Banks having, in the aggregate, a Percentage of 66 2/3% or more.

                                  ARTICLE XII

                              CERTAIN DEFINITIONS

          When used herein, the following terms shall have the following meanings (which shall be equally applicable to the singular and plural forms thereof):

          "Alternate Currency" means any currency other than Dollars which is
           ------------------
freely transferable and convertible into Dollars.

          "Alternate Currency Loan" see the definition below of "Loan."
           -----------------------

          "Alternate Currency Payment Office" has the meaning specified
           ---------------------------------
 in Section 1.3(e).
    ------- ------

          "Alternate Rating Agency" shall mean (i) Fitch Investors Service,
           -----------------------
Inc., (ii) Duff & Phelps Credit Rating Co. or (iii) another nationally recognized rating agency selected by the Borrower to rate its senior debt securities, which, in the case of clause (iii), shall be approved by Banks having, in the aggregate, a Percentage of at least 66 2/3%.

           "Assuming Bank" shall mean, at any time, a Person which
            -------------
proposes to become a Bank hereunder pursuant to Section 1.1.8.
                                                ------- -----

          "Assumption Agreement" shall mean an agreement by which an institution
           --------------------
agrees to become a Bank party to this Agreement pursuant to Section 1.1.8.
                                                            ------- -----

          "Bank" shall mean the Banks listed on the signature pages hereof and
           ----
each institution that becomes a party hereto pursuant to Section 1.1.8 or 13.5.
                                                         ------- -----    ----

          "Bank Indemnitees" -- see Section 13.9.
           ----------------         ------------

           "Borrower" shall mean the Company or any Designated Subsidiary,
           --------
as the context may require.

          "Borrowing Date" shall mean, with respect to each Loan, the date upon
           --------------
which a Bank makes such Loan hereunder to Borrower.

          "Business Day" shall mean a day on which banks are not authorized or
           ------------
required by law to close for business in New York City.

          "CD Interest Period" shall mean as to each CD Loan, the period which
           ------------------
shall begin on (and include) the most recent Borrowing Date with respect to such Loan, and shall end, as Borrower shall elect in its notice pursuant to Section
                                                                       -------
1.2 or 5.4, as the case may be, on (and include) the day 30, 60, 90 or 180 days
---    ---
thereafter, as selected by Borrower; provided that no CD Interest Period
                                     --------
commencing prior to the Revolver Expiration Date or the final maturity, by acceleration or otherwise, of all of the Term Loans shall end later than such Revolver Expiration Date or date of maturity of the Term Loans, as the case may be, and further, provided that any CD Interest Period which would otherwise end
        -------  --------
on a day which is not a Business Day shall be extended to the next succeeding Business Day.

                   "CD Loan" -- see definition below of "Loan".
                    -------

                   "CD Margin" -- see Section 3.1.8.
                    ---------         ------- -----

          "CD Rate" shall mean for each CD Interest Period a rate per annum
           -------
which is equal to the CD Margin as of the first day of the applicable Interest Period plus the sum (rounded if necessary to the nearest 1/20 of 1%) of (i) the rate obtained by dividing (x) the arithmetic mean as calculated by the Depositary Bank of the respective rates per annum (rounded if necessary to the nearest 1/20 of 1%) of the Reference Banks, in each such case determined by each Reference Bank to be the average of the bid rates quoted to it at its principal office at approximately 10:00 a.m. New York City time (or as soon thereafter as practicable) on the first day of the CD Interest Period for such Loan by New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value in the secondary certificate of deposit market of certificates of deposit of such Reference Bank for a period, and in an amount, comparable to such CD Interest Period and the principal amount of the CD Loan which shall be made by such Reference Bank and outstanding during such CD Interest Period, provided, that, if such quotations from such dealers are not available to any Reference Bank, such Reference Bank shall determine a reasonably equivalent rate on the basis of another source or sources selected by it, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on the first day of such CD Interest Period to a negotiable certificate of deposit in excess of $100,000 with a maturity equal to such CD Interest Period of any member bank of the Federal Reserve System, plus (ii) the daily net annual assessment rate as estimated by the Depositary Bank on the first day of such CD Interest Period for determining the current annual assessment payable by the Depositary Bank to the Federal Deposit Insurance Corporation for insuring such certificates of deposit.

          "Commitment" shall mean the amount set forth opposite each Bank's
           ----------
signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5.
            -------- -----  -----     -----    ------- ----

          "Commitment Increase" has the meaning specified in Section 1.1.8.
          -------------------                                ------- -----


          "Consolidated Capitalization" shall mean the sum of Consolidated
           ---------------------------
 Debt and Consolidated Net Worth.

          "Consolidated Cash Interest Expense" means, with respect to the
           ----------------------------------
Company for any period, total interest expense deducted in calculating Consolidated Net Income (including that attributable to capitalized lease liabilities of the Company and Consolidated Subsidiaries in accordance with GAAP, but excluding interest expense not payable in cash (including amortization of discount)), with respect to all outstanding Consolidated Debt, as determined on a consolidated basis for the Company and Consolidated Subsidiaries in conformity with GAAP.

          "Consolidated Debt" shall mean the sum of all indebtedness for
           -----------------
borrowed money of the Company and Consolidated Subsidiaries, all indebtedness secured by assets of (and whether or not assumed by) the Company or any Consolidated Subsidiary (which indebtedness shall be valued at the lesser of the outstanding principal amount thereof or the book value of such assets), all capitalized lease liabilities of the Company and Consolidated Subsidiaries and all outstanding obligations under guarantees and similar undertakings with respect to any such indebtedness or liabilities of Persons other than the Company and Consolidated Subsidiaries which is required to be reflected on the Company's balance sheet (excluding any notes thereto) in accordance with GAAP; provided, that there shall be excluded from Consolidated Debt any such
--------
indebtedness which by its terms is presently convertible into or exchangeable for capital stock of the Company at a price per share at least 15 percent below the Current Market Price per share of such capital stock.

          "Consolidated EBDIT" shall mean, without duplication, with respect to
           ------------------
the Company and Consolidated Subsidiaries for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) depreciation expense, (iv) amortization expense, (v) total interest expense deducted in calculating Consolidated Net Income, and (vi) other non-cash items reducing Consolidated Net Income all as determined on a consolidated basis for the Company and Consolidated Subsidiaries in conformity with GAAP.

          "Consolidated Net Income" shall mean with respect to the Company for
           -----------------------
any period, the net income (or loss) of the Company and Consolidated Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall
                                                      --------
be excluded (i) the income (or loss) of any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period and (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with any of the Company's Subsidiaries or that Person's assets are acquired by the Company or any of its Subsidiaries.

          "Consolidated Net Worth" shall mean the par value (or value stated on
           ----------------------
the books of the Company) of the capital stock of all classes of the Company and Consolidated Subsidiaries issued and outstanding, plus (or minus in the case of a surplus deficit), the amount of the consolidated surplus, whether capital or earned, of the Company and its Subsidiaries plus the principal amount of any indebtedness of the Company and the Consolidated

Subsidiaries which by its terms is presently convertible into or exchangeable for capital stock of the Company at a price per share at least 15 percent below the Current Market Price per share of such capital stock.

          "Consolidated Subsidiary" shall mean any Subsidiary the accounts of
           -----------------------
which are consolidated with those of the Company in accordance with GAAP.

          "Continuation Date" -- see Section 5.1.
           -----------------         ------- ---

          "Conversion Date" -- see Section 5.2.
           ---------------         ------- ---

          "Credit" shall mean the sum of (i) the aggregate unused Commitments of
           ------
all Banks hereunder to make Revolving Loans or Term Loans plus (ii) the aggregate principal amount of Revolving Loans or Term Loans outstanding hereunder.

          "Credit Suspension Event" shall mean any event which if it continues
           -----------------------
uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

          "Current Market Price" shall mean for any class of capital stock of
           --------------------
the Company the average for any 20 consecutive Stock Trading Days ending within 30 days of the date of determination of the average of the high and low sale prices per share, or if no sales are reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and average ask prices per share) for each Stock Trading Day in such 20 consecutive Stock Trading Day period, as reported in the composite transactions for the New York Stock Exchange, or if such capital stock is not listed or admitted to trading on such exchange, as reported in the composite transactions for the principal national or regional United States securities exchange on which such capital stock is listed or admitted to trading or, if such capital stock is not listed or admitted to trading on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or by the National Quotation Bureau Incorporated. A "Stock Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Current Market Price is open for trading or quotation.

          "Depositary Bank" -- see Section 1.2.
           ---------------         ------- ---

          "Designated Subsidiary" shall mean any corporate Subsidiary of the
           ---------------------
Company designated for borrowing privileges under this Agreement pursuant to
Section 13.10 hereof.
------- -----

          "Designation Letter" shall mean, in respect of any Designated
           ------------------
Subsidiary, a letter in the form of Exhibit E  hereto signed by such Designated
                                    ---------
Subsidiary and the Company.

          "Dollars" and the sign "$" shall mean lawful money of the United
           -------
States of America.

          "Domestic Loan" -- see definition below of "Loan."
           -------------


          "Equivalent Domestic Loan" -- see Section 6.3.
           ------------------------         -----------

          "Eurodollar Day" shall mean a day on which dealings are carried on in
           --------------
the London Interbank market in Dollars and on which banks are not authorized or required by law to close for business in New York City.

          "Eurodollar Interest Rate" -- see Section  3.1.2.
           ------------------------         -------  -----



          "Eurodollar Loan" -- see definition below of "Loan."
           ---------------


          "Eurodollar Margin" -- see Section 3.1.8.
           -----------------         ------- -----

          "Eurodollar Office" -- see Section 1.1.3.
           -----------------         ------- -----

          "Eurodollar Period" shall mean, as to each Eurodollar Loan, the period
           -----------------
which shall begin on (and include) the most recent Borrowing Date with respect to such Loan and shall end, as Borrower shall elect in its notice pursuant to
Section 1.2 or 5.4, as the case may be, on (and include) the day one, two, three
------- ---    ---
or six months thereafter, as selected by Borrower; provided that no Eurodollar
                                                   --------
Period commencing prior to the Revolver Expiration Date or the final maturity, by acceleration or otherwise, of all of the Revolving Loans or Term Loans shall end later than such Revolver Expiration Date or date of maturity, as the case may be. Subject to the proviso in the preceding sentence, any Eurodollar Period which would otherwise end on a day which would not be a Eurodollar Day shall instead continue to and end on the next succeeding Eurodollar Day, unless such next succeeding Eurodollar Day would be the first Eurodollar Day in a calendar month, in which case such Eurodollar Period shall instead end on the next preceding Eurodollar Day, and any Eurodollar Period which begins on the last Eurodollar Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Period) shall end on the last Eurodollar Day of a calendar month.

          "Event of Default" shall mean any of the events described in
           ----------------
 Section 11.1.
 ------- ----

          "Federal Funds Rate" shall mean for any period, a fluctuating interest
           ------------------
rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for each day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Depositary Bank from three Federal Funds brokers of recognized standing selected by the Depositary Bank.

          "Fixed Rate Interest Date" -- see Section 3.1.
           ------------------------         ------- ---

          "Fixed Rate Loan" -- see definition below of "Loan".
           ---------------

          "GAAP" shall mean generally accepted accounting principles set forth
           ----
in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Increase Date" has the meaning assigned to that term in Section
           -------------                                           -------
1.1.8.
-----

          "Indemnified Liabilities" -- see Section 13.9.
           -----------------------         ------- ----

          "Interest Date" shall mean Fixed Rate Interest Date and/or Prime
           -------------
Rate Interest Date, as the case may be.

          "Interest Period" shall mean a CD Interest Period or a
           ---------------
Eurodollar Period, as the context requires, or both.

          "Liabilities" -- see Section 4.1.
           -----------         ------- ---

          "Loan" shall mean each lending by any Bank hereunder.  Particular
           ----
types of Loans are as follows:

           (i) "Alternate Currency Loan" shall mean any Loan denominated in an
                -----------------------
     Alternate Currency;

           (ii) "CD Loan" shall mean any Loan which bears interest at the CD
                 -------
Rate;

          (iii) "Domestic Loan" shall mean any Loan which is a Prime Rate
                 -------------
Loan or a CD Loan;

           (iv) "Eurodollar Loan" shall mean any Loan which bears interest at
                 ---------------
the Eurodollar Interest Rate;

             (v)  "Fixed Rate Loan" shall mean a CD Loan or a Eurodollar Loan;
                   ---------------

             (vi) "Market Rate Loan" -- see Section 1.3;
                   ----------------         ------- ---

             (vii)  "Prime Rate Loan" shall mean any Loan bearing interest at
                     ---------------
the Prime Rate;

          (viii)    "Revolving Loan" shall mean any Loan made pursuant to the
                     --------------
unused Commitments contained in Section 1.1.1 but shall exclude any Market Rate
                                ------- -----
Loan; and

             (ix) "Term Loan" shall mean any Loan made pursuant to the
                   ---------
commitments contained in Section 1.1.2.
                         ------- -----

             "Market Rate" -- see Section 1.3(a).
              -----------         ------- ------

             "Market Rate Loan" -- see definition above of "Loan."
              ----------------

             "Market Rate Note" -- see Section 2.3.
              ----------------         ------- ---

             "Notes" shall mean the Revolving Notes, Market Rate Notes and Term
              -----
Notes, or any of them.

             "Obligations" see Section 10.1.
              -----------      ------- ----

             "Percentage" with respect to any Bank shall mean at any time the
              ----------
percentage of the Credit represented by such Bank's Commitment.

             "Person" shall mean any corporation, partnership, association,
              ------
trust, individual or other entity.

             "Prime Rate" shall mean the greater of: (a) the average of the
              ----------
rates per annum from time to time announced by each of the Reference Banks at the address set forth below its signature hereto as such Bank's prime commercial lending rate and (b) the effective Federal Funds Rate for overnight funds plus 1/2 of 1% per annum.

             "Prime Rate Interest Date" -- see Section 3.1.
              ------------------------         ------- ---

             "Prime Rate Loan" -- see definition of "Loan" above.
              ---------------

             "Public Debt Rating" means, as of any date, the highest rating that
              ------------------
has been most recently announced by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or an Alternate Rating Agency in substitution for Moody's or S&P (but not both), for any class of long-term unsecured senior debt issued by the Company; provided, that if the ratings
                                                  --------
determined by Moody's or S&P (or an Alternate Rating

Agency) differ by more than one rating category the Public Debt Rating shall be the average of the two ratings. For purposes of the foregoing, (a) if an Alternate Rating Agency is used, the ratings provided by such Alternate Rating Agency shall be converted into an equivalent of Moody's or S&P, as nearly as practicable, for purposes of determining the Eurodollar Margin and CD Margin; and (b) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change. Any change in the Eurodollar Margin or CD Margin due to a change in the Public Debt Rating shall be effective for Interest Periods commencing after the public announcement of the change in debt rating. If the rating system of either Moody's or S&P shall change, the Company and the Banks shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

          "Reference Banks" shall mean Chemical Bank, NationsBank, N.A.
           --------- -----
(Carolinas) (formerly NationsBank of North Carolina N.A.), and The Chase Manhattan Bank, N.A. or, with respect to Eurodollar Loans, the Eurodollar Office of any of them.

             "Regulation D" -- see Section 3.1.2.1.
              ------------         ------- -------

             "Revolver Expiration Date" means the earlier of May 31, 1996 or the
              ------------------------
date of termination in whole of the Commitments.

             "Revolving Loan" -- see definition above of "Loan."
              --------- ----

             "Revolving Note" -- see Section 2.1.
              --------------         ------- ---

             "Significant Subsidiary" shall have the meaning assigned to such
              ----------------------
term in Regulation C (S) 230.405 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as such definition is in effect as of the date of this Agreement.

             "Subsidiary" shall mean a corporation of which the Company and its
              ----------
other Subsidiaries own directly or indirectly more than 50% of the ordinary voting power for the election of directors.

             "Term Loan" -- see definition above of "Loan."
              ---------

             "Term Note" -- see Section 2.2.
              ---------         ------- ---


                                 ARTICLE XIII

                                    GENERAL

          SECTION 13.1.  Waiver; Amendments.  No delay on the part of any Bank
                         ------------------
or the holder of any Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing (including telegram or telex) and signed and delivered by the Company and Banks having an aggregate Percentage of not less than the Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by Banks having, in the aggregate, a Percentage of 66 2/3% or more, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent (i) shall extend or increase the amount of the Credit, the scheduled maturity of the Notes, or the scheduled date for the payment of interest or fees, or reduce the fees or the rate of interest payable with respect to the Notes or modify the provisions of Section 3.1.5, 3.1.7, 4.5, 6.3,
                                                 ------- -----  -----  ---  ---
6.4, or 13.9 or modify the provisions of Article X in a manner adverse to the
---     ----                             ------- -
Banks or impose an additional obligation on any of the Banks or reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without the consent of all of the Banks or (ii) shall extend the scheduled maturity of, or the scheduled date for the payment of interest or fees on, or reduce the principal amount of, or rate of interest on, any Note without the consent of the holder of such Note. The provisions of this Section 13.1 may
                                                                ------------
not be amended or modified without the consent of all of the Banks.

          SECTION 13.2.  Confirmations.  Borrower and each holder of a Revolving
                         -------------
Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Revolving Loans then outstanding under such Revolving Note; and each such holder agrees from time to time, upon written request received by it from Borrower, to make the Revolving Note held by it (including the schedule attached thereto) available for reasonable inspection by Borrower at the office of such holder. Each Bank shall, promptly upon request by Borrower, furnish Borrower with a photocopy of the schedule attached to such Bank's Revolving Note.

          SECTION 13.3.  Notices.  Any notice from Borrower to any Bank
                         -------
(including Depositary Bank) under Section 1.2, 1.1.6, 1.1.8 or 5.4 may be (i)
                                  -----------  -----  -----    ---
telephonic if confirmed, prior to the date for taking (or for the effectiveness of) the action specified in such notice, by a writing received by such Bank or
(ii) by facsimile if confirmed, prior to the date for taking (or for the effectiveness of) the action specified in such notice, by telephone. Any other notice hereunder to Borrower or any Bank (or other holder) shall, except as otherwise expressly provided, be in writing and, if mailed shall be deemed to have been given (i) three days after the date when sent by first class mail, postage prepaid, (ii) one day after sent by overnight delivery service and, in each case, addressed to Borrower or such Bank (or other holder) at its address shown below its signature hereto, or at such other address as it may, by written notice received by the other parties to this Agreement, have designated as its address for such purpose. Any Bank or the holder of any Note giving any waiver, consent or notice to, or making any request upon, Borrower hereunder shall promptly notify the Depositary Bank thereof.

          SECTION 13.4.  Accounting Terms and Determinations.  Unless otherwise
                         -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the
                                     --------
Depositary Bank that it wishes to amend any covenant in Article VIII to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant, then compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and Banks holding, in the aggregate, a Percentage of 66 2/3% or more.

          SECTION 13.5.  Participations; Transfers of Notes.  A Bank may assign
                         ----------------------------------
or sell participations in all or any part of its Commitment or any Loan to another bank or other entity; provided that an assignment or participation shall
                              --------
be in a minimum aggregate amount of $10,000,000; and provided, further (a)
                                                     --------  -------
except
in the case of assignments of or participations in Market Rate Loans, that the Company shall have consented in writing to the proposed assignment or participation, which consent shall not be unreasonably withheld; and (b) in the case of a participation, no such participation shall in any way affect such Bank's obligations under this Agreement, and provided, that all amounts payable by any Borrower under Article III shall be determined as if such Bank had not
                      ------- ---
sold such participation. Upon execution and delivery of an appropriate instrument, payment by any assignee to the transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such assignee, and recordation of such assignment in the Register, such assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with Commitments as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. The Company shall maintain a copy of each instrument of assignment and assumption delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount owing to each Bank from time to time and, on the effective date of each instrument of assignment received by it which meets the requirements of this paragraph, the Company shall record such assignment in the Register. Upon the consummation of any assignment pursuant to this Section 13.5, the transferor
                                                    ------- ----
Bank and the Borrower shall make approriate arrangements so that, if required, a new Note is issued to the assignee.

          The agreement executed by the Bank in favor of any participant shall not give the participant the right to require such Bank to take or omit to take any action hereunder except action directly relating to (i) the extension of a payment date with respect to any portion of the principal of or interest on any amount outstanding or any fees payable hereunder allocated to such participant,
(ii) the reduction of the principal amount of any Loan outstanding hereunder,
(iii) the reduction of the rate of interest payable on such amount or any amount of fees payable hereunder to a rate or amount, as the case may be, below that which the participant is entitled to receive under its agreement with such Bank, or (iv) an extension of the Revolver Expiration Date in accordance with the terms hereof. Each Bank may furnish to participants (including prospective participants and prospective assignees) any information in the possession of such Bank from time to time concerning any Borrower; provided, that such Bank
                                                     --------
shall require any such participant or assignee (prospective or otherwise) to agree in writing to maintain the confidentiality of such information; and
                                                                      ---
provided further, that such Bank may not furnish to the participant or assignee
-------- -------
any information which the Borrower has identified in writing to such Bank to be trade secrets or proprietary information.

          If, pursuant to this Section 13.5, any interest in this Agreement or
                               ------- ----
any Note is transferred to any assignee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Bank shall cause such assignee concurrently with the effectiveness of such transfer, (i) to represent to the transferor Bank (for the benefit of the transferor Bank and the Company) that it is either (x) entitled to the benefits of an income tax treaty with the United States which provides for an exemption from United States withholding tax on interest and other payments which may be made by the Company to such Bank pursuant to the terms of this Agreement or any other credit document; or (y) engaged in a trade or business within the United States, (ii) to furnish to the transferor Bank and the Company either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such assignee claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder) and (iii) to agree (for the benefit of the transferor Bank and the Company) to provide to the transferor Bank and the Company a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such assignee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          Notwithstanding anything to the contrary in this Section 13.5, any
                                                           ------- ----
Bank may pledge and assign its rights hereunder and under the Notes held by it to a Federal Reserve Bank as collateral.

          SECTION 13.6.  Regulation U.  Each Bank represents that it is not
                         ------------
relying, either directly or indirectly, upon any margin stock (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

          SECTION 13.7.  Confidentiality of Information.  Each Bank understands
                         ------------------------------
that some of the information furnished pursuant to this Agreement or obtained by such Bank pursuant to any inspection made in accordance with Section 8.2 may, at
                                                             -----------
the time furnished or obtained, not have been made public, and each Bank agrees to keep confidential all such information and will make no use of such information until it shall have become public except in connection with this Agreement and with such Bank's outside counsel and accountants, subject however to each Bank's obligations under law or pursuant to subpoenas or other process to make information available to governmental agencies and examiners or to others.

          SECTION 13.8.  Limitation on Interest.  No provision of this Agreement
                         ----------------------
or any Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law.

          SECTION 13.9.  Costs, Expenses and Taxes.  The Company shall pay all
                         -------------------------
reasonable out-of-pocket expenses of the Depositary Bank and the Banks (but excluding the fees and disbursements of counsel to the Depositary Bank and the Banks) in connection with the preparation of this Agreement and all instruments and documents relating thereto or necessary to satisfy the conditions to lending hereunder. The Company agrees to pay on demand all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by each Bank and the Depositary Bank in connection with the enforcement of this Agreement, the Notes, any such other instruments or documents or any collateral security. In addition, each Borrower agrees (i) to pay, and to save the Depositary Bank and the Banks harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith and (ii) to indemnify, exonerate and hold each of the Depositary Bank and the Banks and each of the officers, directors, employees and agents of such Banks (herein called collectively the "Bank Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements incurred by any Bank Indemnitee as a result of, or arising out of, or relating to any transaction financed with proceeds of any of the Loans or the execution, delivery, performance, enforcement or administration of this Agreement (herein called collectively the "Indemnified Liabilities"), except for any such Indemnified Liabilities arising on account of any such Bank Indemnitee's negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

             SECTION 13.10.  Designated Subsidiaries.
                             -----------------------

          (i) Designation.  The Company may at any time, and from time to time,
              -----------
by delivery to the Depositary Bank of a Designation Letter duly executed by the Company and the respective Subsidiary, designate such Subsidiary as a "Designated Subsidiary" for purposes of this Agreement and such Subsidiary shall thereupon become a "Designated Subsidiary" for purposes of this Agreement. The Depositary Bank shall promptly notify each

Bank of each such designation by the Company and the identity of the respective Subsidiary.

          (ii) Termination.  Upon the payment and performance in full of all of
               -----------
the Obligations of any Designated Subsidiary then, so long as at the time no request for a Fixed Rate Loan to such Designated Subsidiary is outstanding, such Subsidiary's status as a "Designated Subsidiary" shall terminate upon notice to such effect from the Company to the Depositary Bank (which notice the Depositary Bank shall deliver to each Bank). Thereafter, the Banks shall be under no further obligation to make any Loan hereunder to such Designated Subsidiary.

          SECTION 13.11.  Captions.  Captions used in this Agreement are for
                          --------
convenience only and shall not affect the construction of this Agreement.

          SECTION 13.12.  Governing Law; Submission to Jurisdiction.  This
                          -----------------------------------------
Agreement and each Note shall be a contract made under and governed by the internal laws of the State of New York. All obligations of Borrower and rights of the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law. The Borrowers hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrowers irrevocably waive, to the fullest extent permitted by law, any objection which the may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          SECTION 13.13.  Counterparts.  This Agreement may be executed in any
                          ------------
number of counterparts and by the different parties on separate counterparts (provided, however, that each such counterpart shall be executed by the Company) and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

          SECTION 13.14.  Effectiveness.  When counterparts executed by all the
                          -------------
Banks shall have been lodged with the Company and counterparts executed by the Company shall have been lodged with each Bank this Agreement shall become effective as of June 1, 1995.

          SECTION 13.15.  Successors and Assigns.  This Agreement shall be
                          ----------------------
binding upon Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the respective successors and assigns of the Banks, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Banks having, in the aggregate, a Percentage of at least 100%.

          SECTION 13.16.  Duties of Depositary Bank.  The Depositary Bank shall
                          -------------------------
have no duties or responsibilities except those expressly set forth in this Agreement and neither the Depositary Bank nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or willful misconduct. In addition, the Banks agree to indemnify the Depositary Bank, ratably in accordance with the aggregate unpaid principal amount of the Loans made by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Percentages), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Depositary Bank in any way relating to or arising out of the duties and responsibilities of the Depositary Bank expressly set forth in this Agreement; provided that (i) the Banks shall only be liable to the extent the Borrower fails to indemnify and pay the Depositary Bank pursuant to Section 13.9
                                                                    ------- ----
hereof, and (ii) no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Depositary Bank.

          SECTION 13.17.  Severability.  In case any one or more of the
                          ------------
provisions contained in this Agreement or the Notes should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

          SECTION 13.18.  Representation of the Banks.  Each Bank represents and
                          ---------------------------
warrants to the Borrower that it is (x) a United States person (as defined in Section 7701(a) (30) of the Internal Revenue Code of 1986, as amended (the "Code")); (y) entitled to the benefits of an income tax treaty with the United States which provides for an exemption from United States withholding tax on interest and other payments which may be made by the Borrower to such Bank pursuant to the terms of this Agreement; or (z) engaged in a trade or business within the United States. Each Bank that is organized under the laws of any jurisdiction other than the United States or any State thereof (including the District of Columbia) agrees to furnish to the Borrower, prior to the date of the first interest payment hereunder, two copies of either U.S.

Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Bank claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder) and to provide to the Borrower a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Bank, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemptions. Notwithstanding any other provisions of this Agreement, the representations, warranties and obligations of the Banks set forth in Section 13.5 and this Section 13.18 shall survive the borrowing of
             ------- ----          ------- -----
the Loans and the assignment, sale, repayment or other disposition of the Loans or any interest therein.

          SECTION 13.19.  Survival.  The obligations of the Borrower under
                          --------
Sections 3.1.5, 3.1.7, 4.5 and 13.9 shall survive the termination of this
-------- -----  -----  ---     ----
Agreement and the payment of all Loans.

          SECTION 13.20.  WAIVER OF TRIAL BY JURY.  TO THE EXTENT PERMITTED BY
                          -----------------------
APPLICABLE LAW, THE BORROWER AND EACH OF THE BANKS HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

          IN WITNESS WHEREOF, the Company and each Bank have caused this Agreement to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.

                              GENERAL SIGNAL CORPORATION


                              By: /s/ Julian B. Twombly
                                  ---------------------
                                  Vice President and Treasurer

                              High Ridge Park
                              Stamford, Connecticut 06904
                              Attention:  Treasurer
                              Telecopier No.:  (203) 329-4365

Amount of
Commitment
----------

$20,000,000

                            THE CHASE MANHATTAN BANK, N.A.



                            By: /s/ Edward F. McNulty
                                ---------------------
                            Title:  Managing Director

                            Lending Office for Loans

                            The Chase Manhattan Bank, N.A.
                            One Chase Plaza, 17th Floor
                            New York, New York 10081
                            Attn:  Edward F. McNulty

                            Telecopy No.: (212) 552-1457

Amount of
Commitment
----------

$20,000,000

                            CHEMICAL BANK



                            By: ____________________________
                            Title:  Vice President

                            Lending Office for Loans

                            Chemical Bank
                            270 Park Avenue
                            New York, New York 10017
                            Attn: Lorraine Mohan

                            Telecopy No: (212) 270-1403

Amount of
Commitment
----------

$20,000,000

                            NATIONSBANK, N.A. (CAROLINAS)
                            (FORMERLY NATIONSBANK OF NORTH
                            CAROLINA, N.A)



                            By: /s/ M.K. Vandenberg
                                -------------------
                            Title:  Senior Vice President

                            Lending Office for Loans

                            NationsBank, N.A. (Carolinas)
                            (Formerly NationsBank of North
                            Carolina, N.A.)
                            NationsBank Plaza
                            Charlotte, North Carolina 28255
                            Attn:  Carole Greene NCI-002-17-21

                            Telecopy No:  (704) 386-8694

                            cc:  Margaret K. Vandenberg

                            NationsBank, N.A. (Carolinas)
                            (Formerly NationsBank of North
                            Carolina, N.A.)
                            767 Fifth Avenue
                            New York, New York 10153

                            Telecopy No:  (212) 751-6909

Amount of
Commitment
----------

$20,000,000

                            WACHOVIA BANK OF GEORGIA, N.A.



                            By: /s/ Samuel Moss
                               _______________________________
                            Title:  Senior Vice President

                            Lending Office for Loans

                            Wachovia Bank of Georgia, N.A.
                            191 Peachtree Street, N.E.
                            Atlanta, Georgia 30303
                            Attn:  Jane Castles Deaver

                            Telecopy No:  (404) 332-6898

Amount of
Commitment
----------

$13,750,000

                            CANADIAN IMPERIAL BANK OF COMMERCE



                            By: /s/ E.L. Gordon
                                ---------------
                            Title:  Authorized Signatory

                            Lending Office for Loans

                            Canadian Imperial Bank of Commerce
                            425 Lexington Avenue
                            New York, New York 10017
                            Attn:  E. Lindsay Gordan

                            Telecopy No:  (212) 856-3599

Amount of
Commitment
----------

$13,750,000

                            COMMERZBANK A.G.



                            By: /s/ Tom Ausfuhl
                                ---------------
                            Title:  Tom Ausfuhl, AVP

                            By:  /s/ M. McCarthy
                                 ---------------
                            Title:  Michael McCarthy, AT

                            Lending Office for Loans

                            CommerzBank A.G.
                            2 World Financial Center
                            New York, New York 10281-1050
                            Attn:  Michael D. Hintz

                            Telecopy No:  (212) 266-7235

Amount of
Commitment
----------

$13,750,000

                            THE FIRST NATIONAL BANK OF CHICAGO



                            By:  /s/ James W. Peterson
                                 ---------------------
                            Title:  Vice President

                            Lending Office for Loans

                            The First National Bank of Chicago
                            153 West 51st Street
                            New York, New York 10019
                            Attn: James W. Peterson

                            Telecopy No:  (212) 373-1388

Amount of
Commitment
----------

$13,750,000

                            MARINE MIDLAND BANK



                            By: /s/ William M. Holland
                               ______________________________
                            Title:  Vice President

                            Lending Office for Loans

                            Marine Midland Bank
                            140 Broadway, 4th Floor
                            New York, New York  10005
                            Attn:  Jeffry S. Dykes

                            Telecopy No:  (212) 658-5109

Amount of
Commitment
----------

$13,750,000

                            NATIONAL WESTMINSTER BANK Plc



                            By: /s/ Anne Marie Tone
                                -------------------
                            Title:  Vice President

                            Lending Office for Loans

                            National Westminster Bank Plc
                            Corporate and Institutional Finance
                            175 Water Street
                            New York, New York 10038-4924
                            Attn:  Jordan Fragiacomo

                            Telecopy No:  (212) 602-4500

Amount of
Commitment
----------

$13,750,000

                            THE NORTHERN TRUST COMPANY



                            By: /s/ J.C. McCall, III
                                --------------------
                            Title:  Second Vice President

                            Lending Office for Loans

                            The Northern Trust Company
                            50 South LaSalle Street
                            Chicago, Illinois 60675
                            Attn:  J. Chip McCall, III

                            Telecopy No:  (312) 444-3508

Amount of
Commitment
----------

$13,750,000

                            THE SANWA BANK LIMITED



                            By: /s/ Stephen C. Small
                                --------------------
                            Title:  Vice President

                            Lending Office for Loans

                            The Sanwa Bank Limited
                            New York Branch
                            Park Avenue Plaza
                            55 East 52nd Street
                            New York, New York 10055
                            Attn:  Stephen C. Small

                            Telecopy No:  (212) 754-2368

Amount of
Commitment
----------

$13,750,000

                            SHAWMUT BANK CONNECTICUT, N.A.



                            By: /s/ R.M. Surdan, Jr.
                                --------------------
                            Title:  Director

                            Lending Office for Loans

                            Shawmut Bank Connecticut, N.A.
                            One Landmark Square
                            Stamford, Connecticut 06904
                            Attn:  Robert M. Surdan, Jr.

                            Telecopy No:  (203) 358-6111

                                                                       EXHIBIT A



                                REVOLVING NOTE


                                                            $, 199


          The undersigned, for value received, promises to pay to the order of on

or before the Revolver Expiration Date, as defined in the 364 Day Credit Agreement referred to below, the principal sum of

                                Dollars or, if less, the aggregate unpaid
principal amount of all Revolving Loans made by the payee to the undersigned pursuant to the 364 Day Credit Agreement (as hereinafter defined) as shown on the schedule attached hereto (and any continuation thereof), together, from time to time, with interest on the unpaid principal amount hereof from time to time outstanding as provided in Article III of the 364 Day Credit Agreement hereinafter referred to (but in no event higher than the maximum rate permitted by applicable law).

          Payments of both principal and interest are to be made in lawful money of the United States of America for the account of the payee at the office of The Chase Manhattan Bank, N.A., at One Chase Manhattan Plaza, New York, New York 10081 in immediately available funds.

          This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a 364 Day Credit Agreement dated as of June 1, 1995, (and, all further amendments thereto, if any) among the undersigned and certain banks (including the payee) to which 364 Day Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid, or may be declared to be due and payable, prior to its due date.

          This Note is made under and governed by the internal laws of the State of New York.

                              [BORROWER]


                              By _________________________
                                    Title_________________

Schedule Attached to Revolving Note dated             , 199  of [Borrower]
payable to the order of


                         LOANS AND PRINCIPAL PAYMENTS


                   Beginning
                   and End
                   Eurodollar
                   or CD       Amount of  Unpaid
        Amount of  Interest    Principal  Principal  Notation
Date    Loan Made  Period      Repaid     Balance    Made By
------  ---------  ----------  ---------  ---------  --------

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

                                                                       EXHIBIT B
                                                                       ---------



                                   TERM NOTE


                                                            $           May 31,
1996

      The undersigned, for value received, promises to pay to the order of the principal sum of

      Dollars payable on May 31, 1997 together, from time to time, with interest on the unpaid principal amount hereof from time to time outstanding as provided in Article III of the 364 Day Credit Agreement hereinafter referred to (but in
   ------- ---
no event higher than the maximum rate permitted by law).

          Payments of both principal and interest are to be made in lawful money of the United States of America for the account of the payee at the office of The Chase Manhattan Bank, N.A., at One Chase Manhattan Plaza, New York, New York 10081 in immediately available funds.

          This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a 364 Day Credit Agreement dated as of June 1, 1995, (and, all further amendments thereto, if any) among the undersigned and certain banks (including the payee), to which 364 Day Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid, or may be declared to be due and payable, prior to its due date.

          This Note is made under and governed by the internal laws of the State of New York.

                                     [BORROWER]


                                     By___________________________
                                       Title

                                                                       EXHIBIT C


                          Market Rate Promissory Note

$,                                                                          199

          The undersigned, for value received, promises to pay to the order of on
or before the Revolver Expiration Date, as defined in the 364 Day Credit Agreement referred to below, the principal sum of Dollars or the equivalent in any Alternate Currency shown on the schedule attached hereto or, if less, the aggregate unpaid principal amount of all Market Rate Loans made by the payee to the undersigned pursuant to the 364 Day Credit Agreement (as hereinafter defined) as shown on the schedule attached hereto (and any continuation thereof), together, from time to time, with interest on the unpaid principal amount hereof from time to time outstanding as provided in Article III of the 364 Day Credit Agreement hereinafter referred to (but in no event higher than the maximum rate permitted by applicable law).

          Payments of both principal and interest are to be made in lawful money of the United States of America or an Alternate Currency if so specified with respect to any Market Rate Loan on the schedule attached hereto in immediately available funds to, in the case of loans in Dollars the account specified by the payee and, in the case of Alternate Currency Loans, the Alternate Currency Payment Office.

          This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a 364 Day Credit Agreement dated as of June 1, 1995, (and, all further amendments thereto, if any) among the undersigned and certain banks (including the payee) to which 364 Day Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid, or may be declared to be due and payable, prior to its due date.

          This Note is made under and governed by the internal laws of the State of New York.

                              [BORROWER]


                              By___________________________
                                Title______________________

                SCHEDULE ATTACHED TO MARKET RATE PROMISSORY NOTE

                        DATED AS OF                FROM

                                 [BORROWER] TO
                              ____________________


                 ALTERNATE                        AMOUNT OF  UNPAID
        AMOUNT   CURRENCY         MATURITY        PRINCIPAL  PRINCIPAL
DATE    OF LOAN  (if applicable)  DATE      RATE  REPAID     BALANCE
------  -------  --------------   --------  ----  ---------  ---------

______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

                                                                       EXHIBIT D


               FORM OF ATTORNEY'S OPINION OF COUNSEL TO BORROWER

                               Per Section 9.1.5
                                   -------------

                [Letterhead of Messrs. Cahill Gordon & Reindel]


Each of the Commercial Banking Institutions listed on Schedule I hereto

Re:  General Signal Corporation 364 Day Credit
     Agreement, Dated as of June 1, 1995
     --------------------------------------

Gentlemen:

          We have acted as counsel to General Signal Corporation, a New York corporation (the "Company"), in connection with the 364 Day Credit Agreement, dated as of June 1, 1995 ("Agreement"), between you and the Company, covering loans by you to Borrower to be evidenced by the Notes. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the 364 Day Credit Agreement.

          We have examined originals, photocopies or conformed copies of such records of the Company and its subsidiaries and such agreements, certificates of public officials, certificates of officers and representatives of the Company and its subsidiaries and such other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures on original documents and the conformity to the originals of all copies submitted to us as conformed or photocopies. As to various questions of fact material to the opinions expressed herein, we have relied upon representations, statements or certificates of public officials, officers and representatives of the Company and its subsidiaries and others.

          We are of the opinion that:


          (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and in good standing in the State of Connecticut.

          (2) The execution, delivery and performance of the Agreement and the Notes, and the borrowings by the Company pursuant thereto, are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

          (3) No governmental approval of the actions referred to in (2) above is required.

          (4) The actions referred to in (2) above do not contravene or conflict with any provision of law, the Articles of Incorporation or By-laws of the Company, or any material agreement, indenture or instrument which is binding on or applicable to the Company of which we have knowledge.

          (5) The Agreement is, and each of the Notes, when executed and delivered for the consideration as contemplated by the Agreement will be, the legally valid and binding obligation of the Company, enforceable against Borrower in accordance with their respective terms, except that (i) such enforceability may be limited by generally applicable bankruptcy, insolvency, moratorium, fraudulent transfer or conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) no opinion has been requested or is being rendered as to the availability of equitable remedies, such as, for example, specific performance or injunctive relief, which are within the discretion of courts of applicable jurisdiction.

          (6) The Company is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a public utility or a public utility holding company as defined in the Public Utility Holding Company Act of 1935.

          Our opinion in (4) above is based, in part, upon the accuracy of the representations contained in Section 13.6 of the Agreement.
                             ------------

          We are members of the Bar of the State of New York and we express no opinion herein with respect to any law other than the laws of the State of New York and the federal law of the United States.

                              Very truly yours,

                                                                       EXHIBIT E


                           FORM OF DESIGNATION LETTER



                                                                           , 199


To each of the Banks party to the
  364 Day Credit Agreement (as defined below)

Ladies and Gentlemen:

          Reference is made to the 364 Day Credit Agreement dated as of June 1, 1995, among General Signal Corporation (the "Company") and the Banks named therein (the "Credit Agreement"). Terms used herein and defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement.

          Please be advised that the Company hereby designates its undersigned
Subsidiary,                 ("Designated Subsidiary"), as a "Designated
Subsidiary" under and for all purposes of the Credit Agreement.

          The Designated Subsidiary, in consideration of each Bank's agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a "Designated Subsidiary" and a "Borrower" under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the Designated Subsidiary hereby represents and warrants to each Bank as follows:

          1.  The Designated Subsidiary is a corporation duly incorporated,
     validly existing and in good standing under the laws of                .

          2. The delivery of this Designation Letter, the borrowings under the Credit Agreement, the execution and delivery of the Notes, and the performance by the Designated Subsidiary of its obligations under the Credit Agreement, the Designation Letter and the Notes, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not violate, contravene or conflict in any material respect with any provision of law or of the charter or by-laws of the Designated Subsidiary or of any judgment or any material agreement or indenture binding upon or applicable to the Designated Subsidiary the contravention of or conflict with which would materially adversely affect the consolidated financial condition or continued operations of the Designated Subsidiary as a whole or materially impair the ability of the Designated Subsidiary to perform any of its obligations hereunder.

          This Designation Letter and the Credit Agreement, and the Notes when duly executed and delivered by the Designated Subsidiary will be, legal, valid and binding obligations of the Designated Subsidiary enforceable against it in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of rights of creditors generally.

          3. No litigation or arbitration proceedings are pending or, to the knowledge of the Designated Subsidiary, threatened against the Designated Subsidiary as to which there is a reasonable likelihood of an adverse determination and which would reasonably be expected to have a material adverse effect on the ability of the Designated Subsidiary to pay its debts (including the Loans made to it under the Credit Agreement) as the same become due and payable.

          4. No authorizations, consents, approvals, licenses, filings or registrations by or with any governmental authority or administrative body are required in connection with the execution, delivery or performance by the Designated Subsidiary of this Designation Letter and the Credit Agreement except for such authorizations, consents, approvals, licenses, filings or registrations as have heretofore been made, obtained or effected and are in full force and effect.

          5. The Designated Subsidiary is not, and immediately after the application by the Designated Subsidiary of the proceeds of each Loan will not be, (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                    Very truly yours,

GENERAL SIGNAL CORPORATION          [THE DESIGNATED SUBSIDIARY]



By________________________          By_________________________
  Title:                                Title:

                                                                       EXHIBIT F


                         FORM OF ATTORNEY'S OPINION OF
                       COUNSEL TO A DESIGNATED SUBSIDIARY


Each of the Commercial Banking Institutions listed on Schedule I hereto

          Re:  General Signal Corporation 364 Day Credit
               Agreement Dated as of June 1, 1995
               -----------------------------------------

Gentlemen:

          We have acted as counsel to [Designated Subsidiary], a ____________________ corporation (the "Designated Subsidiary"), in connection with the 364 Day Credit Agreement, dated as of June 1, 1995 ("Agreement"), between you and the Company, covering loans by you to Borrower to be evidenced by the Notes. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

          We have examined originals, photocopies or conformed copies of such records of the Designated Subsidiary and such agreements, certificates of public officials, certificates of officers and representatives of the Designated Subsidiary and its subsidiaries and such other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures on original documents and the conformity to the originals of all copies submitted to us as conformed or photocopies. As to various questions of fact material to the opinions expressed herein, we have relied upon representations, statements or certificates of public officials, officers and representatives of the Designated Subsidiary and others.

          We are of the opinion that:

          (1) The Designated Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of
     _________________________________.

          (2) The execution, delivery and performance by the Designated Subsidiary of the Designation Letter, and the Notes to be executed by the Designated Subsidiary, and the borrowings by the Designated Subsidiary pursuant thereto, are within the Designated Subsidiary's corporate powers and have been duly authorized by all necessary corporate action.

          (3) No governmental approval of the action referred to in (2) above is required.

          (4) The actions referred to in (2) above to not contravene or conflict with any provision of law, the

     Charter or By-laws of the Designated Subsidiary, or any material agreement, indenture or instrument which is binding on or applicable to the Designated Subsidiary of which we have knowledge.

          (5) The Designation Letter is, and each of the Notes to be executed by the Designated Subsidiary, when executed and delivered for the consideration as contemplated by the Agreement will be, the legally valid and binding obligation of the Designated Subsidiary, enforceable against Borrower in accordance with their respective terms, except that (i) such enforceability may be limited by generally applicable bankruptcy, insolvency, moratorium, fraudulent transfer or conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) no opinion has been requested or is being rendered as to the availability of equitable remedies, such as, for example, specific performance or injunctive relief, which are within the discretion of courts of applicable jurisdiction.

          (6) The Company is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a public utility or a public utility holding company has defined in the Public Utility Holding Company Act of 1935.

          Our opinion in (4) above is based, in part, upon the accuracy of the representations contained in Section 13.6 of the agreement.
                             ------------

                                    Very truly yours,

                           FOUR YEAR CREDIT AGREEMENT


          THIS FOUR YEAR CREDIT AGREEMENT, dated as of January 12, 1994 (the "Agreement"), among GENERAL SIGNAL CORPORATION, a New York corporation (the "Company"), each other Borrower hereunder and the undersigned commercial banking institutions (herein called collectively "Banks").

                              W I T N E S S E T H:

          WHEREAS, the Company desires by this Agreement (such and other capitalized terms being used herein with the meanings respectively ascribed to them in Article XII) to obtain commitments for revolving credit loans to be made in an aggregate outstanding principal amount not to exceed $200,000,000 on or prior to the Revolver Expiration Date and to provide for the making of Market Rate Loans by the several Banks; and

          WHEREAS, Banks are willing, severally and not jointly, upon the terms and conditions hereinafter set forth, to extend such revolving loan commitments and to make loans pursuant thereto and to make non-committed Market Rate Loans for general working capital and other corporate purposes (including, without limitation, acquisitions and the purchase of securities and assets, including repurchases of the Company's securities);

             NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

           COMMITMENTS OF BANKS; BORROWING PROCEDURES AND CONDITIONS

          SECTION 1.1.  Commitments.  Subject to the terms and conditions of
                        -----------
this Agreement, each Bank severally agrees to make Revolving Loans hereunder to any Borrower up to the maximum amounts specified in Section 1.1.4 as follows:
                                                    ------- -----

          SECTION 1.1.1.  Revolving Loan Commitments.  Loans on a revolving
                          --------------------------
basis (i.e., subject to the terms and conditions of this Agreement, Revolving
       ---
Loans may be borrowed, prepaid, repaid and re-borrowed) from time to time on or before the Revolver Expiration Date to any Borrower equal to such Bank's Percentage of the aggregate amount of such Revolving Loan (each herein called a "Revolving Loan") except as each Bank's obligation to make Revolving Loans may be created or modified as provided in this Section 1.1
                                                                    ------- ---
and Section 13.5.
    ------- ----


          SECTION 1.1.2.  Term Loan Commitments.  A loan (herein called a "Term
                          ---------------------
Loan") on the Revolver Expiration Date in such Bank's Percentage of such aggregate amount as Borrower may request from all Banks, such aggregate amount not to exceed the amount of the Credit.

          SECTION 1.1.3.  Domestic and Eurodollar Loan Commitments.  Subject to
                          ----------------------------------------
the terms and conditions of this Agreement, each Revolving Loan and each Term Loan shall be either a Domestic Loan or a Eurodollar Loan, as Borrower shall request in the relevant notice of borrowing pursuant to Section 1.2 or 5.4, it
                                                        ------- ---    ---
being understood that both Domestic Loans and Eurodollar Loans may be outstanding at the same time. As to any Eurodollar Loan or Domestic Loan, each Bank may, if it so elects (which election shall be made by such Bank in a manner consistent with its undertaking contained in Section 5.7 and otherwise in good
                                             ------- ---
faith with a view to not increasing unnecessarily the obligations of any Borrower hereunder), fulfill its aforesaid commitment by causing a foreign branch or affiliate of such Bank (such foreign branch or affiliate or any U.S. branch or affiliate from which a Bank funds a Eurodollar Loan herein called such Bank's "Eurodollar Office") to make such Loan, provided that in such event for the purposes of this Agreement such Eurodollar Loan shall be deemed to have been made by such Bank, and the obligation of Borrower to repay such Eurodollar Loan shall nevertheless be to such Bank and shall be deemed held by it, to the extent of such Eurodollar Loan, for the account of such branch or affiliate.

          SECTION 1.1.4.  Commitment Limits.  The aggregate principal amount of
                          -----------------
Revolving Loans and Term Loans which any Bank shall be committed to lend to Borrower shall not at any one time exceed such Bank's Commitment; and the aggregate amount of the Credit shall not at any one time exceed $200,000,000 (or such greater or lesser amount as may be determined pursuant to this Section
                                                                    -------
1.1).  Except as may be otherwise required by Section 5.6, no Bank's obligation
---                                           ------- ---
to make any Revolving Loan or Term Loan shall, the ratability provisions of
Section 1.1.3 to the contrary notwithstanding, be affected by any other Bank's
------- -----
failure or inability to make any Revolving Loan or Term Loan.

          SECTION 1.1.5.   Mandatory Reduction of the Commitments.  On the
                           --------------------------------------
Revolver Expiration Date the Commitment of each Bank shall be reduced to zero; provided that on the Revolver Expiration Date any Borrower may borrow a Term
--------
Loan pursuant to Section 1.2.  The aggregate amount of the Commitments of the
                 ------- ---
Banks once reduced pursuant to this Section 1.1.5 may not be reinstated.
                                    ------- -----

          SECTION 1.1.6.  Optional Pro Rata Reduction.  The Company shall have
                          ---------------------------
the right, at any time or from time to time, upon not less than three Business Days' prior notice to the Depositary Bank (and the Depositary Bank shall promptly notify each Bank of each termination or reduction) to terminate or reduce, in whole or in part, on a pro rata basis the unused portions of the respective Commitments of the Banks, provided that each partial reduction shall
                                     --------
be in an aggregate principal amount of $5,000,000 or a multiple thereof. The aggregate amount of the Commitments of the Banks once reduced pursuant to this
Section 1.1.6 may not be reinstated, except pursuant to Section 1.1.8.
------- -----                                           ------- -----

          SECTION 1.1.7.  Optional Non-Pro Rata Reduction.  The Company shall
                          -------------------------------
have the right, upon not less than five Business Days' prior notice to a Bank (with a copy to the Depositary Bank), to terminate in whole such Bank's Commitment; provided, that at the time such notice of termination is given (A)
            --------
no Credit Suspension Event has occurred and is continuing and (B) either (i) the Public Debt Rating of the Company is A-/A3 or higher or (ii) concurrently with the termination of such Bank's Commitment a Commitment Increase becomes effective pursuant to Section 1.1.8 in an amount not less than the Commitments
                      ------- -----
concurrently being terminated pursuant to this Section 1.1.7.  Such termination
                                               ------- -----
shall be effective, (A) with respect to such Bank's unused Commitment, on the date set forth in such notice, provided, however, that such date shall be no
                               --------  -------
earlier than ten Business Days after receipt of such notice and (B) with respect to each Loan outstanding to such Bank, on the last day of the then current Interest Period relating to such Loan. Upon termination of a Bank's Commitment under this Section 1.1.7, the Company will pay or cause to be paid all principal
           ------- -----
of, and interest accrued to the date of such payment on Loans owing to such Bank and pay any facility fees or other fees payable to such Bank pursuant to Section
                                                                         -------
3.2, and all other amounts payable to such Bank hereunder; and upon such
---
payments, the obligations of such Bank hereunder shall, by the provisions hereof, be released and discharged. The aggregate amount of the Commitments of the

Banks once reduced pursuant to this Section 1.1.7, may not be reinstated, except
                                    ------- -----
pursuant to Section 1.1.8.
            ------- -----

          SECTION 1.1.8.  Increase in Commitments.  The Company may at any time,
                          -----------------------
by notice to the Depositary Bank, propose that the aggregate of the Commitments be increased in excess of the aggregate of the Commitments then in effect (a "Commitment Increase"), effective as of a date prior to the Revolver Expiration Date (the "Increase Date") as to which agreement is to be reached by an earlier date specified in such notice (the "Commitment Date"); provided, however, that
                                                       --------  -------
(A) the minimum proposed Commitment Increase per notice shall be in an amount no less than $5,000,000, (B) no Event of Default has occurred and is continuing and
(C) the warranties of the Company in Article VII shall be true and correct in
                                     ------- ---
all material respects with the same effect as if made on such Increase Date.
The Depositary Bank shall notify the Banks thereof promptly upon its receipt of any such notice. If agreement is reached on or prior to the Commitment Date with one or more Banks and Assuming Banks, if any, as to a Commitment Increase (which may be less than specified in the applicable notice from the Company), such agreement to be evidenced by a notice in reasonable detail from the Company to the Depositary Bank on or prior to the Commitment Date, the Assuming Banks, if any, shall become Banks hereunder as of the Increase Date and the Commitments of such Banks and such Assuming Banks shall become or be, as the case may be, as of the Increase Date the amounts specified in such notice (and the Depositary Bank shall give notice thereof to the Banks (including such Assuming Banks)); provided, however, that:
--------  -------

          (a) the Depositary Bank shall have received (with copies for each Bank, including each Assuming Bank), on or prior to the Increase Date, an opinion of counsel for the Company in substantially the form of Exhibit D
                                                                     ------- -
     hereto and an opinion of counsel for each other Borrower substantially in the form of Exhibit F hereto, dated such Increase Date, together with a
                 ------- -
     copy, certified on the Increase Date by the Secretary or an Assistant Secretary of the pertinent Borrower, of the resolutions adopted by the Board of Directors of the Company and each such other Borrower authorizing such Commitment Increase;

          (b) each such Assuming Bank shall have delivered, on or prior to the Increase Date, to the Depositary Bank an appropriate Assumption Agreement; and

          (c) each Bank which proposes to increase its Commitment in connection with such Commitment Increase shall have delivered, on or prior to the Increase Date, confirmation in writing satisfactory to the Depositary Bank as to its increased Commitment.

In the event that the Depositary Bank shall not have received notice from the Company as to such agreement on or prior to the Commitment Date or the Company shall, by notice to the Depositary Bank prior to the Increase Date, withdraw such proposal or any of the actions provided for above in clauses (a) through
                                                                  ---
(c) of this Section 1.1.8. shall not have occurred by the Increase Date, such
---         ------- ------
proposal by the Company shall be deemed not to have been made. In such event, the actions theretofore taken under clauses (a) through (c) of this Section
                                            ---         ---         -------
1.1.8., shall be deemed to be of no effect and all the rights and obligations of
------
the parties shall continue as if no such proposal had been made.

          Following any Commitment Increase, the Borrower shall be deemed to repay and reborrow each Revolving Loan having an Interest Period commencing prior to such Increase Date on the date of the continuation or conversion of any Revolving Loan that is a Fixed Rate Loan or the next Interest Date for any Revolving Loan that is a Prime Rate Loan.

          SECTION 1.2.  Borrowing Procedures.  Borrower shall provide The Chase
                        --------------------
Manhattan Bank, N.A. (herein called "Depositary Bank"), with notice (of which Depositary Bank shall give prompt notice to each other Bank), by 10:00 a.m. New York City time on the day of a proposed borrowing of Prime Rate Loans, at least two Business Days prior to each proposed borrowing of CD Loans or at least three Eurodollar Days prior to each proposed borrowing of Eurodollar Loans, as the case may be, of the date and amount of such borrowing (except that if the Term Loan borrowing shall comprise both Domestic and Eurodollar Loans, there shall be a single notice at least three Eurodollar Days prior to such proposed borrowing), the interest rate applicable thereto and, in the case of a Eurodollar Loan or CD Loan, the duration of the initial Interest Period. Each Bank shall provide Depositary Bank at its address set forth below its signature hereto, by not later than 12:30 p.m., New York City time, on the date of a proposed borrowing, with immediately available funds covering such Bank's Percentage of the borrowing (or, in the case of the Term Loan borrowing, of any excess of the aggregate Term Loan borrowing over the aggregate principal amount of the Revolving Loans then outstanding plus accrued interest unpaid at the Revolver

Expiration Date), and Depositary Bank shall pay over such immediately available funds to Borrower upon each Bank's (including, without limitation, Depositary Bank's) receipt of the documents required under Article IX with respect to such
                                                ------- --
borrowing. Each borrowing hereunder shall be in an aggregate amount that is an integral multiple of $1,000,000 and at least $5,000,000.

          SECTION 1.3.  Market Rate Loans.   (a) Notwithstanding any provisions
                        -----------------
of this Agreement to the contrary, any Bank may, from time to time, make Market Rate Loans denominated in Dollars or in any Alternate Currency to any Borrower bearing interest at such rate (hereinafter called such Bank's "Market Rate") of interest as may be agreed upon by the Borrower and such Bank. Each Bank may in its sole discretion negotiate with any Borrower concerning the offering of Loans at a Market Rate (hereinafter called "Market Rate Loans"); provided, that
                                                           --------
nothing contained in this Agreement shall be deemed to require any Bank to offer Market Rate Loans to any Borrower. In the event that any Borrower and any Bank agree to the making of a Market Rate Loan, such Market Rate Loan shall be made severally by such Bank directly to such Borrower without participation in such Market Rate Loan by any other Bank. Such Market Rate Loan may be on such further terms and conditions, including the right of the Borrower to prepay such Market Rate Loan, as may be agreed upon by the Borrower and such Bank.

          (b) Notwithstanding anything to the contrary contained in this Agreement, all payments or prepayments made in respect of Market Rate Loans made by a Bank pursuant to Section 1.3(a) shall be made directly to such Bank, and
                      ------- ------
such Bank shall not be subject to the provisions of Section 6.3 or 6.4 in
                                                    ------- ---    ---
respect of any such payments so received.

          (c) Upon the making of, or any repayment of principal of, any Market Rate Loan, Borrower shall give the Depositary Bank prompt written, facsimile or telephonic notice of such Market Rate Loan or repayment, which notice shall state the Borrower, the principal amount of such Market Rate Loan or the amount of such repayment, the maturity date of such Market Rate Loan (if applicable) and, if such Market Rate Loan is an Alternate Currency Loan, the Alternate Currency, the Dollar equivalent of the principal amount thereof and the Alternate Currency Payment Office.

          (d) Market Rate Loans shall not be subject to the limitations on the aggregate amount of the Credit as provided in Section 1.1.4 and shall not reduce
                                              ------- -----
the amount of any Bank's unused Commitment.

          (e) The Company shall designate for each Alternate Currency in which any Borrower proposes to borrow an Alternate Currency Loan an office of a bank at which the proceeds of Alternate Currency Loans denominated in such Alternate Currency will be made available to Borrower and payments in such Alternate Currency will be made (an "Alternate Currency Payment Office") by written notice to Depositary Bank. Any Borrower and any Bank making a Market Rate Loan that is an Alternate Currency Loan may agree upon a different Alternate Currency Payment Office with respect to such Market Rate Loan. The Company or Borrower shall provide the Depositary Bank with written notice of any such designation.

          SECTION 1.4.  Conditions to Each Loan.  Notwithstanding any other
                        -----------------------
provision of this Agreement, no Revolving Loan or Term Loan shall be required to be made hereunder if the conditions precedent to the making of such Loan specified in Article IX have not been satisfied.

                                   ARTICLE II

                             NOTES EVIDENCING LOANS

          SECTION 2.1.  Revolving Notes.  The Revolving Loans of each Bank shall
                        ---------------
be evidenced by a promissory note (herein called a "Revolving Note") substantially in the form set forth in Exhibit A, with appropriate insertions,
                                       ------- -
payable to the order of such Bank on the Revolver Expiration Date in the principal amount equal to the amount of such Bank's Commitment or in the aggregate unpaid principal amount of all of its Revolving Loans, whichever is less. The date and amount of each Revolving Loan made by such Bank and of each repayment of principal thereof received by such Bank, and, in the case of each Eurodollar Loan or CD Loan, the dates on which each Interest Period as to such Loan shall begin and end, shall be recorded by such Bank on the schedule attached to the Revolving Note issued to such Bank, and the aggregate unpaid principal amount shown on such schedule shall be conclusive evidence absent demonstrable error of the principal amount owing and unpaid on such Revolving Note. The failure to record any such amount on such schedule shall not, however, limit or otherwise affect the obligations of Borrower hereunder or under any Note to repay the principal amount of the Loans together with all interest accruing thereon or any other amount owing hereunder. Each Revolving Loan shall be repaid on the Revolver Expiration Date, subject to the right of Borrower to prepay such Revolving Loan and, prior to the Revolver Expiration Date, to reborrow hereunder, in accordance with the provisions of this Agreement.

          SECTION 2.2.  Term Notes.  The Term Loan of each Bank shall be
                        ----------
evidenced by a promissory note (herein called a "Term Note") substantially in the form set forth in Exhibit B, with appropriate insertions, dated the Revolver
                      ------- -
Expiration Date, payable to the order of such Bank in the original principal amount of such Term Loan on the date which is one year after the Revolver Expiration Date.

          SECTION 2.3.  Market Rate Notes.  A Market Rate Loan made by any Bank
                        -----------------
to Borrower shall be evidenced by a promissory note (herein called a "Market Rate Note") substantially in the form set forth in Exhibit C, with appropriate
                                                   ------- -
insertions, and containing such other terms as the Borrower and such Bank may agree.


                                  ARTICLE III

                               INTEREST AND FEES

          SECTION 3.1.  Interest.  Subject to the provisions of Section 4.4, (i)
                        --------                                ------- ---
interest prior to maturity (whether by acceleration or otherwise) on each Prime Rate Loan shall be payable in arrears on the last day of each March, June, September and December and on the Revolver Expiration Date (herein, subject to the requirements of Section 3.4, and including the final maturities, by
                    ------- ---
acceleration or otherwise, of all of the Revolving Loans, called a "Prime Rate Interest Date"), and (ii) interest prior to maturity on each Eurodollar Loan and CD Loan shall be payable on the last day of the Interest Period for such Loan (herein called a "Fixed Rate Interest Date"). Interest from and after maturity (whether by acceleration or otherwise) on all Loans shall be payable on demand. Interest on each Loan shall accrue from and including the Borrowing Date thereof but shall not accrue on any principal amount of such Loan for the day on which such principal amount is paid. For purposes of the foregoing computations, a conversion of Eurodollar Loans to Domestic Loans or of Domestic Loans to Eurodollar Loans, or a
conversion of CD Loans to Prime Rate Loans or of Prime Rate Loans to CD Loans, or a continuation of Eurodollar Loans or CD Loans, pursuant to Article V shall
                                                               ------- -
be deemed to comprise a payment of principal together with the making of a concurrent Loan.

          SECTION 3.1.1.  Interest on Domestic Loans.  Interest on the unpaid
                          --------------------------
portion of the principal amount of Domestic Loans shall accrue until paid with respect to each Bank at the following rates per annum:

          SECTION 3.1.1.1.  Revolving Loans and Term Loans.  (i) Prior to
                            ------------------------------
maturity, at a rate equal to the Prime Rate, from time to time in effect, or the CD Rate, as the Borrower has specified in its notice of borrowing pursuant to
Section 1.2 hereof; and (ii) after maturity, whether by acceleration or
------- ---
otherwise, until paid, at a rate equal to the sum of the Prime Rate, in effect from time to time, plus 1%.

          SECTION 3.1.1.2.  Changes in Prime Rate.  The applicable interest rate
                            ---------------------
on Prime Rate Loans shall change simultaneously with the effectiveness of each change in the Prime Rate.

          SECTION 3.1.2.  Interest on Eurodollar Loans.  Interest on the unpaid
                          ----------------------------
principal amount of each Eurodollar Loan shall accrue at a rate per annum (herein called the "Eurodollar Interest Rate") calculated for each Eurodollar Period as follows:

          SECTION 3.1.2.1.  Revolving Loans and Term Loans.  The Eurodollar
                            ------------------------------
Interest Rate for each Eurodollar Period shall be a rate per annum which is equal to the sum of the Eurodollar Margin in effect on the first day of the applicable Eurodollar Period plus the rate obtained by dividing (i) the arithmetic average (rounded to the nearest whole multiple of 1/16 of 1%) of the rates per annum calculated by Depositary Bank on the basis of notification from the Reference Banks at which Dollar deposits are offered to each Reference Bank by prime banks in the London Interbank Eurodollar market in immediately available funds at 11:00 a.m., London time, two Eurodollar Days before the beginning of such Eurodollar Period for a period comparable to such Eurodollar Period and in a principal amount comparable to the Eurodollar Loan of such Reference Bank for such Eurodollar Period divided (and rounded to the nearest whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including without limitation any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (herein called "Regulation D") or any successor category of liabilities under Regulation D.

          SECTION 3.1.2.2.  After Maturity.  In the event of default by any
                            --------------
Borrower in the payment when due (whether by acceleration or otherwise) of part or all of the principal amount of any Eurodollar Loan, such Borrower shall pay interest on such unpaid amount from the date such amount shall have become due to the date of actual payment, accruing on a daily basis, at a rate per annum
(i) in the event such default shall occur prior to the scheduled expiration of the Eurodollar Period for such Loan, then during the remaining portion of such Eurodollar Period, equal to 1% plus the Eurodollar Interest Rate for such Eurodollar Period of such Loan during which such default occurred and (ii) after the expiration of the Eurodollar Period for such Loan (or expiring concurrently with such default) equal to the Prime Rate, from time to time in effect, plus 1%.

          SECTION 3.1.3.  Notice of CD Rate or Eurodollar Interest Rate.  The CD
                          ------------------------------- -------------
Rate for each CD Interest Period and the Eurodollar Interest Rate for each Eurodollar Period shall be determined by Depositary Bank as provided herein and notice thereof (including a calculation in reasonable detail) shall be given by Depositary Bank promptly to each Bank and to the Company.

          SECTION 3.1.4.  Rate Determination Conclusive.  Each calculation of
                          -----------------------------
the Eurodollar Interest Rate or the CD Rate, furnished to the Banks and to the Company by Depositary Bank pursuant to Section 3.1.3 shall, unless objected to
                                       ------- -----
by any Bank or the Company within 30 days thereafter, be conclusive and binding upon the parties hereto, in the absence of demonstrable error. If any one or more of the Reference Banks is unable or for any reason fails to notify Depositary Bank of the applicable interest rate on the day specified in Section
                                                                        -------
3.1.2.1, in the case of a Eurodollar Loan, or in the definition of "CD Rate", in
-------
the case of a CD Loan, by 9:00 p.m., London time in the case of a Eurodollar Loan and 4:00 p.m., New York City time in the case of a CD Loan, the applicable Eurodollar Interest Rate or CD Rate, as the case may be, shall be determined on the basis of the rate or rates of which Depositary Bank is given notice by the remaining Reference Bank or Banks by such time. If none of the Reference Banks is able to notify Depositary Bank of such a rate, the provisions of clauses (a), (b) and (c) of Section 5.5 shall apply.
                  ------- ---  ---     ---    ------- ---

          SECTION 3.1.5.  Increased Cost of Fixed Rate Loans.  Borrower agrees
                          ----------------------------------
to pay directly to each Bank additional amounts as will compensate such Bank for (i.e., make such Bank whole against, but only to the extent and for the duration
 ---
of) (i) any increase in the cost to such Bank of making or maintaining any Eurodollar Loan or CD Loan hereunder, or of its obligation to make or maintain any Eurodollar Loans or CD Loans hereunder, or (ii) any reduction in the amount of any sum receivable by such Bank hereunder in respect of any Eurodollar Loan or CD Loan, from time to time, by reason of:

          (a) any reserve, special deposit, or similar requirements against assets of, deposits with or for the account of or credit extended by, such Bank which are imposed on, or deemed applicable by, such Bank, under or pursuant to any law, treaty, rule, regulation (including, without limitation, Regulation D) or requirement in effect on or after the date hereof, any change therein, or any interpretation thereof by any governmental authority charged with administration thereof or by any central bank or other fiscal, monetary or other authority having jurisdiction over the CD Loans, the Eurodollar Loans, such Bank, or a Eurodollar Office which is a foreign branch or affiliate of such Bank, or any requirement imposed by any central bank or such other authority, whether or not having the force of law; or

          (b) any change in (including the introduction of any new) applicable law, treaty, rule, regulation or requirement or in the interpretation thereof by any official authority, or the imposition of any requirement of any central bank, whether or not having the force of law, which shall subject such Bank or Borrower to any tax (other than taxes on net income or net worth or franchise taxes), levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever or change the taxation of a Eurodollar Office which is a foreign branch or affiliate of such Bank with respect to any Eurodollar Loan of such Bank hereunder and the interest thereon (other than any change which affects, and to the extent that it affects, the taxation of net income);

provided, however, that no Bank shall seek compensation for any such increase in
--------  -------
cost, or for any such reduction in the amount of any sum receivable, for any period when any Eurodollar Loan or CD Loan shall be outstanding if such Bank shall, on or prior to the date of making such Eurodollar Loan or CD Loan, have notified the Borrower that it will not seek compensation therefor and will not give notice thereof in accordance with the following paragraph of this Section;

provided, further, that the Borrower shall not be required to pay any additional
--------  -------
amount on account of any taxes imposed by the United States pursuant to this

Section 3.1.5. to any Bank which (i) is not entitled, on the date hereof (or, in
------- ------
the case of an assignee of a Bank, on the date on which the assignment to it became effective), to submit Form 1001 or Form 4224 (or any successor forms) so as to meet its obligations to submit such a form pursuant to Section 13.18 or
                                                             ------- -----
Section 13.5, or (ii) shall have failed to submit any form or other
------- ----
certification which it was required to file pursuant to Section 13.18 or Section
                                                        ------- -----    -------
13.5 and entitled to file under applicable law, or (iii) shall have filed any
----
such form which is incorrect or incomplete in any material respect.

In any such event, each Bank so affected shall promptly notify Borrower and Depositary Bank (which shall give prompt notice thereof to each other Bank) thereof by telephone, confirmed in writing, stating the reasons therefor and the additional amounts required fully to compensate such Bank for such increased cost or reduced amount. Such additional amounts shall be payable on the Fixed Rate Interest Date of each Eurodollar Loan and CD Loan so affected, and upon demand if such notice is not given to Borrower prior to such Fixed Rate Interest Date or if there are no Eurodollar Loans or CD Loans outstanding when such notice is given, provided that such compensation will cover a period beginning
                 --------
not more than 90 days prior to such notice. A certificate as to any such increased cost or reduced amount (including calculations, in reasonable detail, showing how such Bank computed such cost or reduction) shall be submitted by each affected Bank to Borrower and Depositary Bank (which shall promptly furnish copies thereof to each other Bank) and shall, in the absence of demonstrable error, be conclusive and binding.

          SECTION 3.1.6.  Interest on Market Rate Loans.  The applicable
                          -----------------------------
interest rate, and the time of payment therefor, for each Market Rate Loan shall be as agreed upon by Borrower and the Bank making such Market Rate Loan.

          SECTION 3.1.7.  Additional Costs.  Without limiting the effect of the
                          ----------------
foregoing provisions of Section 3.1.5 (but  without duplication), the Borrower
                        ------- -----
shall pay directly to each Bank from time to time on demand such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which such Bank determines are attributable to any Revolving Loan outstanding hereunder or to its obligation to make any Revolving Loans hereunder and to other loans or commitments of this type in respect of any amount of capital maintained by such Bank or any of its affiliates pursuant to any law or regulation of any jurisdiction, or any change therein, or any interpretation, guidelines, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter. Without limiting the foregoing, such compensation shall include an amount equal to any reduction in return on assets or return on equity to a level below that which such Bank could have achieved but for such law, regulation, change, interpretation, directive or request; provided,
                                                               --------
however, that no Bank shall seek compensation for any such increase in cost, or
-------
for any such reduction in the amount of any sum receivable, in respect of any Revolving Loan outstanding hereunder for any period when any Revolving Loan shall be outstanding if such Bank shall, on or prior to the date of making such Revolving Loan, have notified the Borrower that it will not seek compensation therefor and will not give notice thereof in accordance with the following paragraph of this Section.

In any such event, each Bank so affected shall promptly notify the Company and Depositary Bank (which shall give prompt notice thereof to each other Bank) thereof by telephone, confirmed in writing, stating the reasons therefor and the additional amounts required fully to compensate such Bank for such increased cost or reduced amount. Such additional amounts shall be payable on the next Interest Date, or upon demand if there are no Loans outstanding when such notice is given, provided that such compensation will cover a period beginning not more
          --------
than 90 days prior to such notice. A certificate as to any such increased cost or reduced amount (including calculations, in reasonable detail, showing how such Bank computed such cost or reduction) shall be submitted by each affected Bank to Borrower and Depositary Bank (which shall promptly furnish copies thereof to each other Bank) and shall, in the absence of demonstrable error, be conclusive and binding.

          SECTION 3.1.8.  Applicable Margin.  The "Eurodollar Margin" or "CD
                          -----------------
Margin" means, as of any date, with respect to any Eurodollar Loan or CD Loan, respectively, the applicable percentage set opposite the Public Debt Rating in effect on such date:

     Public Debt Rating         Eurodollar Margin   CD Margin
     ------------------         -----------------   ----------

     Level 1:
       AA-/Aa3
       or higher                       0.1875%     0.3125%

     Level 2:
       A-/A3 or higher, but
       less than Level 1                 0.25%      0.375%

     Level 3:
       BBB-/Baa3 or higher,
       but less than Level 2             0.40%      0.525%

     Level 4:
       Less than BBB-/Baa3               0.75%      0.875%


          Any adjustment to the Eurodollar Margin or CD Margin pursuant to this
Section 3.1.8 shall become effective for Interest Periods commencing after a
------- -----
public announcement of a change in debt rating which requires an adjustment to be made hereunder.

          SECTION 3.2.  Facility Fee.  Borrower agrees to pay the Banks a
                        ------------
facility fee for the period from and including January 12, 1994 to the Revolver Expiration Date equal to the percentage per annum set forth for the applicable Public Debt Rating in the table below on the daily average amount of the Credit; provided that no facility fee shall be payable to any Bank on that portion of
--------
the Credit then borrowed as Prime Rate Loans as a result of a conversion of any Fixed Rate Loan pursuant to Section 4.2, 5.5, 5.6 or 5.7.
                            ------- ---  ---  ---    ---

     Public Debt Rating           Facility Fee Percentage
     ------------------           -----------------------

     Level 1:
       AA-/Aa3 or higher          0.1250%

     Public Debt Rating           Facility Fee Percentage
     ------------------           -----------------------

     Level 1:
       AA-/Aa3 or higher          0.1250%
     Level 2:
       A-/A3 or higher,           0.15%
       but less than Level 1

     Level 3:
       BBB-/Baa3 or higher,       0.25%
       but less than Level 2

     Level 4:
       Less than BBB-/Baa3        0.40%


          If Term Loans are borrowed on the Revolver Expiration Date, Borrower agrees to pay the Banks a Facility Fee from and including the Revolver Expiration Date to the date all Term Loans are repaid in full equal to 0.125% on the average daily principal balance of the Term Loans; provided that no Facility Fee shall be payable to any Bank on that portion of the Term Loans that are Prime Rate Loans as a result of a conversion of any Fixed Rate Loan pursuant to
Section 4.2, 5.5, 5.6 or 5.7.
------- ---  ---  ---    ---

          Such facility fee shall be payable on the last day of March, June, September and December for the period then ending for which such facility fee shall not have been theretofore paid (the first such payment to be made on March 31, 1994) and on the earlier of the Revolver Expiration Date or the date of termination of the Credit for any period then ending for which such facility fee shall not have been theretofore paid.

          SECTION 3.3.  Basis of Computation.  Interest on Prime Rate Loans and
                        --------------------
the facility fee shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or, if applicable, 366 days. Interest on Fixed Rate Loans shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Interest on each Market Rate Loan shall be computed on the same basis as Fixed Rate Loans unless otherwise agreed upon by Borrower and the Bank making such Market Rate Loan.

          SECTION 3.4.  Extension of Due Date.  If any payment of principal of,
                        ---------------------
or interest on, any Domestic Loan or any payment of a facility fee falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day. If any payment of principal of, or interest on, any Eurodollar Loan falls due on a day which is not a Eurodollar

Day, then such due date shall be extended to the next Eurodollar Day, unless such Eurodollar Day falls in another calendar month, in which case the date for payment thereof shall be the preceding Eurodollar Day. If the date for any payment of principal is extended pursuant to this Section 3.4, additional
                                                  ------- ---
interest shall accrue and be payable for the period of such extension.

          SECTION 3.5.  Interest Rate Determination.  Each Reference Bank agrees
                        ---------------------------
to furnish to the Depositary Bank timely information for the purpose of determining each Prime Rate, CD Rate or Eurodollar Rate, as applicable. If any one or more of the Reference Banks shall not furnish such timely information to the Depositary Bank for determination of any such interest rate, the Depositary Bank shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Depositary Bank shall give prompt notice to the Borrower and, if different, the Company and the Banks of the applicable interest rate determined by the Depositary Bank and of the applicable rate, if any, furnished by each Reference Bank for determining the applicable interest rate under Section 3.1.
                               ------- ---

          SECTION 3.6.  Currency Equivalents.  For purposes of the provisions of
                        --------------------
Articles I, II, III, IV and V, (i) the equivalent in Dollars of any Alternate
-------- -  --  ---  --     -
Currency shall be determined by using the quoted spot rate at which the principal office in New York City of the pertinent Bank or the principal office in New York City of any affiliate of such Bank offers to exchange Dollars for such Alternate Currency in New York City at 11:00 a.m. (New York City time), two Business Days prior to the date on which such equivalent is to be determined,
(ii) the equivalent in any Alternate Currency of any other Alternate Currency shall be determined by using the quoted spot rate at which such Bank's principal office in New York City or the principal office in New York City of any affiliate of such Bank offers to exchange such Alternate Currency for the equivalent in Dollars of such other Alternate Currency in New York City at 11:00 a.m. (New York City time), two Business Days prior to the date on which such equivalent is to be determined, and (iii) the equivalent in any Alternate Currency of Dollars shall be determined by using the quoted spot rate at which such Bank's principal office in New York City or the principal office in New York City of any affiliate of such Bank offers to exchange such Alternate Currency for Dollars in New York City at 11:00 a.m. (New York City time), two Business Days prior to the date on which such equivalent is to be determined.

                                  ARTICLE IV

                                  PREPAYMENTS

          SECTION 4.1.  Prepayment upon Reduction or Termination of the Credit.
                        ------------------------------------------------------
On the effective date of any reduction of the Commitments pursuant to Section
                                                                      -------
1.1.6 Borrower shall prepay the amount, if any, by which the aggregate unpaid
-----
principal amount of all Revolving Notes exceeds the then reduced amount of the Credit; provided, that on the later of the termination of the Commitments in
        --------
their entirety or the maturity of the Term Loan, if made, each Borrower shall pay in full all of its obligations hereunder and under the Notes accrued or payable through such date (all such obligations being herein collectively called the "Liabilities").

          SECTION 4.2.  Change in Law Rendering Fixed Rate Loans Unlawful.  In
                        ---------------------------------------- --------
the event that any change in (including the introduction of any new) applicable laws or regulations, or in the interpretation thereof by any governmental or other regulatory authority charged with the administration thereof, shall make it unlawful for any Bank to make or continue any Eurodollar Loan or CD Loan to be made or continued by it hereunder, the obligation of such Bank pursuant to which such Eurodollar Loan or CD Loan would otherwise be made shall, upon the happening of such event, forthwith terminate and such Bank shall, by telephonic notice confirmed in writing to Borrower (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank), declare that such obligation has so terminated. If any such change shall make it unlawful for any Bank to maintain any Eurodollar Loan or CD Loan made by it hereunder, such Bank shall, upon the happening of such event, notify Borrower thereof by telephone, confirmed in writing (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank), stating the reasons therefor and Borrower shall, at such time as required by law and no later than at the end of the Interest Period of such Loan, convert such Eurodollar Loan or CD Loan into a Prime Rate Loan by such Bank pursuant to the provisions (other than as to prior notice, to the extent that compliance therewith would violate applicable law) of
Article V.  If prior to the Revolver Expiration Date circumstances subsequently
------- -
change so that any such Bank shall no longer be so affected, such Bank shall reinstate its Commitment to make Eurodollar Loans or CD Loans upon written notice to Borrower thereof (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank).

          SECTION 4.3.  Optional Prepayment.  Borrower may from time to time,
                        -------------------
upon at least three Eurodollar Days' prior written notice to each Bank, prepay the Loans in whole or in part, subject to the provisions of Sections 6.1 and
                                                            -------- ---
6.3, without premium or penalty other than as provided in Section 4.5; provided
---                                                       ------- ---  --------
however, that such optional prepayment shall, if it occurs before the Revolver
-------
Expiration Date, not reduce the Credit and any partial prepayment shall be in an aggregate principal amount of at least $5,000,000 and an integral multiple of $1,000,000.

          SECTION 4.4.  Interest on Principal Prepaid.  Any prepayment of
                        -----------------------------
principal of the Loans shall include accrued interest to the date of prepayment on the principal amount being prepaid. Upon any conversion of a Fixed Rate Loan pursuant to Section 4.2, 5.6 or 5.7, Borrower shall on the date of such
            ------- ---  ---    ---
conversion pay accrued interest on such Fixed Rate Loan to such date. Payments of interest on account of a conversion pursuant to Section 4.2, 5.6 or 5.7 shall
                                                   ------- ---  ---    ---
be made directly to each Bank so affected.

          SECTION 4.5.  Prepayment Compensation.  If (i) any optional or
                        -----------------------
mandatory payment or prepayment of a Eurodollar Loan or CD Loan (including, without limitation, on account of a reduction or termination of the Credit) or any conversion of a Eurodollar Loan or CD Loan pursuant to Article V or Section
                                                           ------- -    -------
4.2 is made on a day which is not the originally scheduled last day (designated
---
in Borrower's notice pursuant to Section 1.2 or 5.4) of an Interest Period of
                                 ------- ---    ---
such Loan, or (ii) the Borrower fails to borrow, continue, or convert another Loan into, a Eurodollar Loan or CD Loan on the date for such borrowing, continuation, or conversion specified in the Borrower's notice pursuant to

Section 1.2 or 5.4, Borrower shall pay directly to the Bank having made such
------- ---    ---
Loan or which would have made such Loan such amount or amounts as will fully compensate such Bank for any net losses and expenses incurred by it (or any branch or affiliate thereof) in connection with its repayment or reinvestment in respect of funds borrowed by it or deposited with it for the purpose of making or maintaining such Loan, it being understood that the amount of any such
                                 -- ----- ----------
loss shall be determined with reference only to reduced earnings derived by such Bank on, and shall not include any loss of, any principal amount of such funds as the result of such Bank's reinvestment thereof. Any such payment by Borrower to any Bank shall be payable on demand made by such Bank (accompanied by a calculation in reasonable detail of such payment which, in the absence of demonstrable error, shall be conclusive and binding as to the amount thereof).

                                   ARTICLE V

                       SPECIAL PROVISIONS WITH RESPECT TO
                      CONTINUATION OF FIXED RATE LOANS AND
                          CONVERSION OF LOANS BETWEEN
                        EURODOLLARS AND DOMESTIC DOLLARS

          SECTION 5.1.  Continuation of Eurodollar Loans.  Borrower may elect to
                        --------------------------------
continue a group of Eurodollar Loans from any Eurodollar Period into a subsequent Eurodollar Period, provided that such continuation shall take place
                              --------
on the last day of the prior Eurodollar Period (herein, in such case, called a "Continuation Date"). Such election shall be subject to the notice requirements of Section 5.4. If no such election is made in compliance with the requirements
   ------- ---
hereof and Borrower does not pay in full the outstanding principal amount of any Eurodollar Loan on the last day of the Eurodollar Period thereof, such Eurodollar Loan shall automatically, without any notice from or to Borrower, be converted into a Prime Rate Loan in accordance with the other provisions of this

Article V (other than as to prior notice) at the end of such Eurodollar Period.
------- -

          SECTION 5.1.1.  Continuation of CD Loans.  Borrower may elect to
                          ------------------------
continue a group of CD Loans from any CD Interest Period into a subsequent CD Interest Period, provided that such continuation shall take place on the last
                 --------
day of the prior CD Interest Period (herein, in such case, called a "Continuation Date"). Such election shall be subject to the notice requirements of Section 5.4. If no such election is made in compliance with the requirements
   ------- ---
hereof and Borrower does not pay in full the outstanding principal amount of any CD Loan on the last day of the CD Interest Period thereof, such CD Loan shall automatically, without any notice from or to Borrower, be converted into a Prime Rate Loan in accordance with the other provisions of this Article V (other than
                                                          ------- -
as to prior notice) at the end of such CD Interest Period.

          SECTION 5.2.  Conversion.  Borrower may elect (i) on any Eurodollar
                        ----------
Day to convert any outstanding Domestic Loans into Eurodollar Loans or any outstanding Eurodollar Loans into Domestic Loans and (ii) on any Business Day to convert any outstanding CD Loans into Prime Rate Loans or any outstanding Prime Rate Loans into CD Loans (herein, in such case, called a

"Conversion Date"), it being understood that any such conversion of a Eurodollar
                    -- ----- ----------
Loan or CD Loan into another type of Loan on a day other than the last day of the Eurodollar Period or CD Interest Period, as the case may be, of such Loan shall be subject to the applicable provisions of Section 4.5. Such election
                                                 ------- ---
shall be subject to the notice requirements of Section 5.4.
                                               ------- ---

          SECTION 5.3.  Restrictions on Borrower's Continuation and Conversion
                        --------------------------------------- --------------
Rights.  Notwithstanding any other provisions of this Article V, Banks shall not
------                                                ------- -
be obligated to effect (i) any continuation or conversion under this Article V,
                                                                     ------- -
so long as any Event of Default or Credit Suspension Event has occurred and remains continuing or (ii) any continuation of any type of Loan outstanding or any conversion of any outstanding type of Loan into another type of Loan so long as any of the circumstances described in Sections 4.2, 5.5, 5.6 and 5.7
                                         -------- ---  ---  ---     ---
affecting such continuation or conversion have occurred and remain continuing.

          SECTION 5.4.  Notice of Continuations and Conversions.  Except as
                        ---------------------------------------
otherwise provided in this Agreement, Borrower shall, at least three Eurodollar Days prior to any Continuation Date or Conversion Date involving a Eurodollar Loan, or at least two Business Days prior to any Continuation Date involving a CD Loan or conversion of a CD Loan into a Prime Rate Loan or Prime Rate Loan into a CD Loan, give notice to Depositary Bank (which shall give prompt notice thereof to each other Bank) of such proposed continuation or conversion, and in the case of any Eurodollar Loans or CD Loans to be continued or to be made by conversion on such date, as the case may be, the duration of the subsequent Eurodollar Period or CD Interest Period thereof.

          SECTION 5.5.  Interest Rates Unascertainable.  In the event that,
                        ------------------------------
prior to any Borrowing Date of any group of Eurodollar Loans or CD Loans, Banks having, in the aggregate, a Percentage of 66 2/3% or more shall have determined (which determination shall be conclusive and binding on all parties hereto) that
(i) with respect to Eurodollar Loans and CD Loans, the circumstances described in the third sentence of Section 3.1.4 have occurred, or that, (ii) by reason of
       ----- --------    -------------
other circumstances affecting the London interbank eurodollar market or certificate of deposit market, adequate and reasonable means do not exist for ascertaining the Eurodollar Interest Rate or CD Rate applicable to such group of Eurodollar Loans or CD Loans, (a) such Banks shall give notice of such determination promptly (and in any event within three Eurodollar Days after making such determination with respect to Eurodollar Loans and within two Business Days after making such determination with respect to CD Loans) to the other parties hereto and, (b) with respect to any new Eurodollar Loans or CD Loans, as the case may be, Borrower's request for Eurodollar Loans or CD Loans, as the case may be, shall be deemed a request for Prime Rate Loans and (c) with respect to outstanding Eurodollar Loans or CD Loans, as the case may be, to be continued on such Borrowing Date, such Loans shall be converted into Prime Rate Loans in accordance with the provisions of this Article V on such Borrowing Date,
                                       ------- -
notwithstanding any failure of Borrower to comply with the notice provisions of
Section 1.2 or 5.4, as the case may be.
------- ---    ---

          SECTION 5.6.  Bank Unable to Make Eurodollar Loan.  In the event that,
                        -----------------------------------
prior to any Borrowing Date of any Eurodollar Loan as Borrower shall request in its relevant notice of borrowing pursuant to Section 1.2 or 5.4, any Bank
                                             ------- ---    ---
requested to make or continue such Eurodollar Loan shall (i) have determined (which determination if made in good faith shall be conclusive and binding on all parties hereto) that Dollar deposits in the relevant amount and for the relevant Eurodollar Period for such Eurodollar Loan are not available to such Bank in the London interbank eurodollar market by reason of law or otherwise, or
(ii) learn of any change in (including the introduction of any new) applicable laws or regulations, or in the interpretation thereof by any governmental or other regulatory authority charged with the administration thereof, which shall make it unlawful for such Bank to make or continue such Eurodollar Loan for the proposed duration thereof, such Bank shall promptly give notice of such determination to Borrower (with a copy to Depositary Bank, which shall give prompt notice thereof to each other Bank) and (a) with respect to any new Eurodollar Loan, Borrower's request for such Loan shall be deemed a request for a Prime Rate Loan, and (b) with respect to any outstanding Eurodollar Loan to be continued on such Borrowing Date, such Loan shall be converted into a Prime Rate Loan in accordance with the provisions of this Article V on such Borrowing
                                               ------- -
Date, notwithstanding any failure of Borrower to comply with the notice provisions of Section 1.2 or 5.4, as the case may be.
              ------- ---    ---

          SECTION 5.7.  Conversions Affecting Some Banks.  Within ten days of
                        --------------------------------
notification by any Bank that any of the circumstances described in Section
                                                                    -------
3.1.5 or 3.1.7 shall have occurred and remain continuing with respect to any
-----    -----
outstanding Eurodollar Loan or CD Loan made by such Bank, Borrower may elect to convert such Eurodollar Loan or CD Loan to a Prime Rate Loan.

Borrower shall, at least three Eurodollar Days prior to the proposed Conversion Date in respect of such Eurodollar Loan or two Business Days prior to the proposed Conversion Date in respect of such CD Loan, give notice of such conversion to Depositary Bank (which shall give prompt notice to each other
Bank).  The exemption from the ratability provisions of Section 1.1.3 shall
                                                        ------- -----
apply to all Banks or Loans affected by conversions made pursuant to this Section or Section 4.2 or 5.6 and so long as any of the circumstances which
-------    ------- ---    ---
permitted or required such conversion shall remain continuing. Any Bank so affected shall use all commercially reasonable efforts to cease being so affected, it being understood that such obligation shall in no way reduce the
          -- ----- ----------
rights of Banks hereunder nor require any Bank to take any action which would have a material adverse effect on such Bank, to make any Eurodollar Loan at any office located in the United States or to fund any Eurodollar Loan in domestic Dollars.


                                   ARTICLE VI

                    MAKING AND PRORATION OF PAYMENTS; OFFSET

          SECTION 6.1.  Making of Payments.  All payments made by Borrower
                        ------------------
hereunder shall be in immediately available funds and, except for payments pursuant to Sections 1.3(b), 3.1.5, 3.1.7 and 4.5 and as otherwise indicated in
            -------- ------  -----  -----     ---
Sections 3.2 and 4.4, shall be made to Depositary Bank at its address set forth
-------- ---     ---
below its signature hereto not later than 12:30 p.m., New York City time, on the date due; funds received after that hour shall be deemed to have been received by Depositary Bank on the next Eurodollar Day or Business Day, as the case may be. Depositary Bank shall remit in immediately available funds to each Bank or other holder its share of all such payments received by Depositary Bank for the account of such Bank or holder, as determined pursuant to Section 6.3, promptly
                                                          ------- ---
(and, in the event of any payment received prior to 12:30 p.m., New York City time, on any Business Day, on such Business Day).

          SECTION 6.2.  Payment on Revolver Expiration Date.  Any Borrower may
                        -----------------------------------
effect payment of all or part of the Revolving Loans, together with accrued interest thereon, on the Revolver Expiration Date by directing Depositary Bank, in Borrower's notice of its proposed borrowing of the Term Loans pursuant to
Section 1.2, to apply the proceeds of the Term Loans to the extent necessary to
------- ---
the concurrent payment of principal of and
interest on the Revolving Loans; provided, that the aggregate principal amount
                                 --------
of the Term Loan shall not exceed the amount of the Credit.

          SECTION 6.3.  Allocation of Payments.  All payments of principal of
                        ----------------------
the Revolving Notes and Term Notes by Borrower shall be for the account of the holders of the Revolving Notes and Term Notes pro rata according to the respective unpaid principal amounts of the Revolving Notes and Term Notes held by them, and shall be applied by each such holder (except as Borrower may, in a manner not inconsistent with other terms and provisions hereof, otherwise elect in a notice, furnished on or prior to the date of such payment, to Depositary Bank, which shall give prompt notice thereof to each other Bank) first to its then outstanding Domestic Loans other than Loans made by conversions pursuant to
Section 4.2, 5.6 or 5.7 (herein called an "Equivalent Domestic Loan"), second to
------- ---  ---    ---
any then outstanding Equivalent Domestic Loans, and finally to its then outstanding Eurodollar Loans. (For purposes of this Section, any Equivalent Domestic Loan shall be deemed an ordinary Domestic Loan to the extent that the Eurodollar Loan from which such Equivalent Domestic Loan was converted would otherwise have been converted to any ordinary Domestic Loan.)

All payments of interest on Domestic Loans hereunder, except Equivalent Domestic Loans made by an affected Bank pursuant to Section 4.2, 5.6 or 5.7, shall be for
                                           ------- ---  ---    ---
the account of the holders of the Revolving Notes and Term Notes pro rata according to the respective unpaid principal amounts of Domestic Loans evidenced by the Revolving Notes and Term Notes held by them; all payments of interest on Equivalent Domestic Loans made by an affected Bank pursuant to Section 4.2, 5.6
                                                               ------- ---  ---
or 5.7 shall be for the account of the holders of the Revolving Notes and Term
   ---
Notes pro rata according to the respective unpaid principal amounts of Equivalent Domestic Loans evidenced by the Revolving Notes and Term Notes held by them; and all payments of interest on Eurodollar Loans hereunder, except those pursuant to Section 4.4 on account of a conversion pursuant to Section
                  ------- ---                                        -------
4.2, 5.6 or 5.7, shall be for the account of the holders of the Revolving Notes
---  ---    ---
and Term Notes pro rata according to the respective unpaid principal amounts of Eurodollar Loans evidenced by the Revolving Notes and Term Notes held by them.

All payments of facility fees shall be for the account of all Banks pro rata according to the daily average amount of each Bank's Commitment, provided that any reduction of facility fees in respect of Equivalent Domestic Loans that are Prime Rate Loans shall be borne pro rata by each affected Bank under Section 4.2, 5.5, 5.6 or 5.7.
                                     ------- ---  ---  ---    ---

          Notwithstanding any other provision of this Section 6.3 payments of
                                                      ------- ---
principal, interest, facility fees and other obligations hereunder to any Bank upon termination of its Commitment pursuant to Section 1.1 or pursuant to
                                               ------- ---
Section 3.1.7 shall be solely for the account of such Bank.
------- -----

          SECTION 6.4.  Proration of Other Recoveries.  If any Bank or other
                        -----------------------------
holder of a Revolving Note or Term Note shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise), other than a prepayment compensation pursuant to Section 4.5, on
                                                             ------- ---
account of principal of or interest on any Revolving Note or Term Note, or facility fees, in excess of its pro rata share, as determined pursuant to
Section 6.3, of payments and other recoveries obtained by all Banks or other
------- ---
holders on account of principal of and interest on Revolving Notes or Term Notes then held by them, or facility fees, such Bank or other holder shall purchase from the other Banks or holders such participation in the Revolving Notes or Term Notes held by them, or shall make such other payments, as shall be necessary to cause such purchasing Bank or other holder to share the excess payment or other recovery ratably with each of them; provided, however, that if
                                                     --------  -------
all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          SECTION 6.5.  Offset.  In addition to and not in limitation of all
                        ------
rights of offset that any Bank or other holder of a Note may have under applicable law, each Bank or other holder of a Note shall, upon the occurrence of any Event of Default described in Section 10.1.3 or any Credit Suspension
                                     ------- ------
Event which would constitute such an Event of Default described in Section
                                                                   -------
10.1.3, have the right, subject to Section 6.4, to appropriate and apply to the
------                             ------- ---
payment of such Note any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with such Bank or other holder. If, in the aggregate, the recovery by the Banks by offset, under applicable law, or otherwise shall exceed the obligations of Borrower under the Notes and hereunder, any Bank receiving such an excess agrees to promptly restore the same to Borrower.

                                  ARTICLE VII

                                   WARRANTIES

          To induce Banks to grant the Credit and to make Loans hereunder, the Company warrants to Banks that:

          SECTION 7.1.  Organization, etc.  The Company is a corporation duly
                        -----------------
existing and in good standing under the laws of the State of New York; and each Significant Subsidiary is a corporation duly existing and in good standing under the laws of the jurisdiction of its respective incorporation.

          SECTION 7.2.  Authorization; No Conflict.  The execution and delivery
                        --------------------------
of this Agreement, the borrowings hereunder, the execution and delivery of the Notes, and the performance by the Company of its obligations under this Agreement and the Notes, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not violate, contravene or conflict in any material respect with any provision of law or of the charter or by-laws of the Company or of any judgment or any material agreement or indenture binding upon or applicable to the Company the contravention of or conflict with which would materially adversely effect the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder.

          SECTION 7.3.  Validity and Binding Nature.  This Agreement is, and the
                        ---------------------------
Notes when duly executed and delivered will be, legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of rights of creditors generally.

          SECTION 7.4.  Financial Statements.  The Company's audited
                        --------------------
consolidated financial statements as at December 31, 1992 and unaudited consolidated financial statements as at September 30, 1993, copies of which have been furnished to each Bank, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year or nine-month period, as the case may be, and fairly present the financial condition of the Company and its Consolidated

Subsidiaries as at such date and the results of their operations for the period covered by such statements subject, in the case of any unaudited interim financial statements, to changes resulting from normal year-end adjustments.

          SECTION 7.5.  Litigation.  No litigation or arbitration proceedings
                        ----------
are pending or, to the knowledge of the Company, threatened against the Company or any Significant Subsidiary as to which there is a reasonable likelihood of an adverse determination and which would reasonably be expected to have a material adverse effect on the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder.

          SECTION 7.6.  Liens.  None of the assets of the Company is subject to
                        -----
any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest which is not permitted by Section 8.6.
                                            ------- ---

          SECTION 7.7.  ERISA.  Neither the Company nor any Significant
                        -----
Subsidiary has incurred any liability to the Pension Benefit Guaranty Corporation in connection with any employee benefit plan which could reasonably be expected to materially adversely affect the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder.

          SECTION 7.8.  Investment Company Act.  The Company is not an
                        ----------------------
"investment company," or a company "controlled" by or "controlling" an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 7.9.  Public Utility Holding Company Act.  Neither the Company
                        ----------------------------------
nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 7.10.  Regulations G, U, and X.  The Company will not use the
                         -----------------------
proceeds of the Loans in violation of Regulations G, U, and X of the Board of Governors of the Federal Reserve System.

                                 ARTICLE VIII

                                   COVENANTS

          Until the expiration or termination of the Credit and thereafter until all Liabilities are paid in full, the Company agrees that, unless at any time Banks having, in the aggregate, a Percentage of 66 2/3% or more shall otherwise expressly consent in writing, it will:

          SECTION 8.1.  Reports, Certificates and Other Information.
                        ------------------------------- -----------
Furnish to each Bank:

          SECTION 8.1.1.  Audit Report.  Within 120 days after each fiscal year
                          ------------
of the Company, a copy of an annual audit report of the Company and its Subsidiaries prepared on a consolidated basis and in conformity with GAAP, duly certified by, and containing an opinion of, Ernst & Young or other independent certified public accountants of recognized national standing selected by the Company, which opinion shall be unqualified (excepting any qualification relating to any change in the application of GAAP concurred in by such accountants). The requirements of this Section (other than the requirement that any opinion shall be unqualified as aforesaid) shall be satisfied by the Company's furnishing each Bank with a copy of its annual report on Form 10-K filed with the Securities and Exchange Commission in accordance with the instructions therefor.

          SECTION 8.1.2.  Interim Reports.  Within 60 days after each quarter
                          ---------------
(except the last quarter) of each fiscal year of the Company, a copy of an unaudited financial statement of the Company and its Subsidiaries prepared on a consolidated basis and in conformity with GAAP applied on a basis consistent with the most recent audit report referred to in Section 8.1.1, signed by a
                                                 ------- -----
proper accounting officer of the Company and consisting of at least a balance sheet as at the close of such quarter, a statement of earnings for such quarter and for the period from the beginning of such fiscal year to the close of such quarter and a statement of cash flows for the period from the beginning of such fiscal year to the close of such quarter. The requirements of this Section shall be satisfied by the Company's furnishing each Bank with a copy of its quarterly report on Form 10-Q filed with the Securities and Exchange Commission in accordance with the instructions therefor.

          SECTION 8.1.3.  Certificates.  Contemporaneously with the furnishing
                          ------------
of a copy of each annual audit report and of each quarterly statement provided for in Section 8.1.1 or 8.1.2, a certificate dated the date of such annual
       ------- -----    -----
report or such quarterly statement and signed by the Chairman of the Board, any Senior Vice President, the chief financial officer or the Treasurer of Borrower to the effect that no Event of Default or Credit Suspension Event has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.

          SECTION 8.1.4.  Reports to SEC and to Shareholders.  Copies of each
                          ----------------------------------
report on Form 10-K, 10-Q or 8-K (excluding exhibits thereto) made by any Borrower with the Securities and Exchange Commission, and of each annual report, quarterly report, special report or proxy statement from the Company to its shareholders generally, promptly after the filing or making thereof.

          SECTION 8.1.5.  Notice of Default or Litigation.  Forthwith upon
                          -------------------------------
learning of the occurrence of an Event of Default, or a Credit Suspension Event, or of the institution of, or any adverse determination in, any litigation or arbitration proceeding as to which there is a reasonable likelihood of an adverse determination and which would reasonably be expected to have a material adverse effect on the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform any of its obligations hereunder, written notice thereof describing the same and the steps being taken by the Company or the Subsidiary affected with respect thereto.

          SECTION 8.1.6.  ERISA.  As soon as practicable after the occurrence of
                          -----
any Reportable Event (as defined in the Employee Retirement Income Security Act of 1974), which is material to the Company and its Significant Subsidiaries taken as a whole, in connection with any employee pension benefit plan maintained by the Company or any Significant Subsidiary, written notice thereof describing the same.

          SECTION 8.1.7.  Other Information.  From time to time such other
                          -----------------
information concerning the Company and its Subsidiaries as any Bank may reasonably request.

          SECTION 8.2.  Books, Records and Inspections.  Maintain, and cause
                        ------------------------------
each Subsidiary to maintain, proper books and records in the form customarily employed by them; permit, and cause each Subsidiary to permit, upon reasonable notice and during normal business hours, access by any Bank to the books and records of the Company and of any Subsidiary; and permit, and cause each Subsidiary to permit, any Bank to inspect upon reasonable notice and during normal business hours the properties and operations of the Company and of any Subsidiary.

          SECTION 8.3.  Insurance.  Maintain, and cause each Significant
                        ---------
Subsidiary to maintain, such insurance as may be required by law and such other insurance to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.

          SECTION 8.4.  Taxes and Liabilities.  Pay, and cause each Significant
                        ---------------------
Subsidiary to pay, when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings.

          SECTION 8.5.  Purchase or Redemption of the Company's Securities;
                        --------------------------------------- -----------
Dividend Restrictions.  Not purchase, prepay or redeem, or permit any Subsidiary
---------------------
to purchase, any shares of the capital stock of the Company, not declare or pay any dividends thereon (other than stock dividends), not make any distribution to shareholders or set aside any funds for any such purpose, not prepay, and not permit any Subsidiary to purchase or prepay, any subordinated indebtedness for borrowed money of the Company if, after giving effect thereto, any Event of Default or Credit Suspension Event shall have occurred and be continuing; provided that the foregoing shall not prevent the payment of any dividend or
--------
distribution within 60 days of the declaration thereof if, on the date of such declaration, such dividend or distribution would have complied with this Section
                                                                         -------
8.5.
---

          SECTION 8.6.  Liens.  If the ratio of Consolidated Debt to
                        -----
Consolidated Capitalization of the Company is more than 0.35:1, not create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under conditional sales or other title retention agreements) upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except
(i) liens for taxes, assessments and governmental charges not delinquent or being contested in good faith or by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (ii) existing liens securing indebtedness, including mortgage debt, as reflected in the Company's consolidated balance sheet as of September 30, 1993, (iii) liens arising in favor of the United States Government, any state or local government or any subdivision or agency thereof in the ordinary course of the Company's business with any of the foregoing for advances, progress payments or partial prepayments, (iv) liens in connection with workers' compensation, unemployment insurance or social security obligations, (v) liens or deposits or pledges to secure bids, tenders, contracts (other than contracts for repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, indemnity, performance and similar bonds and other obligations of like nature arising in the ordinary course of business, (vi) mechanics', workmen's, materialmen's, carriers', warehousemen's or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith or by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (vii) liens arising out of judgments or awards with respect to which appeals are being prosecuted, levy of execution pending such appeal having been stayed, (viii) rights-of-way, easements, water rights, sewage and drainage rights, zoning or use regulations or similar defects in title which do not materially impair the use of any property for the purposes for which held, (ix) the lien or any right or privilege reserved in leases for rent to secure compliance with the terms of any lease, but not including any lien arising from a violation of any lease provision other than one relating to conditional assignment of rents, (x) liens of attachment not exceeding in the aggregate $15,000,000 outstanding at any one time, (xi) liens of attachment exceeding in the aggregate $15,000,000 (but not exceeding in the aggregate $150,000,000) outstanding at any one time, provided, however, that any such liens shall be released, discharged or vacated by bonding or otherwise within 30 days, (xii) deposits to obtain releases of liens imposed by law and permitted hereunder, (xiii) any mortgage, encumbrance or other lien upon, or security interest in, any property or asset (whether real, personal or mixed) hereafter acquired created contemporaneously with or within 365 days after such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, encumbrance or lien upon, or security interest in, any such property or asset hereafter acquired existing at the time of such acquisition, or the acquisition of any such property or asset subject to any mortgage, encumbrance or other lien or security interest without the assumption thereof (provided, at any one time
                                                     --------
that each such mortgage, encumbrance,
lien or security interest shall attach only to the property or asset so acquired and improvements thereon), (xiv) other liens which do not, in the aggregate, relate to or secure obligations exceeding 5% of Consolidated Capitalization,
(xv) any encumbrance or lien upon margin stock and (xvi) any renewal, modification, extension, refinancing or replacement of any mortgage, encumbrance, lien or security interest permitted under clause (ii), (xiii) or
(xiv), provided that the amount of indebtedness secured thereby is not increased and that any such mortgage, encumbrance, lien, or security interest is limited to all or part of the same property and any fixed improvement thereon; provided,
                                                                       --------
that nothing in this Section 8.6 shall be construed as prohibiting (x)
                     ------- ---
conveyances of property to a political subdivision pursuant to an industrial revenue or pollution control bond financing whereby equitable title to such property remains in the Company (provided, however, any mortgage, deed of trust or other security interest in the facility in connection therewith shall not be so excluded), or (y) the deposit of property or money with a trustee or other entity, or the establishment of an escrow, trust or similar account, for the purpose of defeasing indebtedness of the Company.

          SECTION 8.7.  Mergers and Consolidations.  Not be a party to any
                        --------------------------
merger or consolidation unless (i) after giving effect to such merger or consolidation, no Event of Default and no Credit Suspension Event shall have occurred and be continuing, (ii) the corporation resulting from or surviving such merger or consolidation (if other than the Company) shall expressly assume in writing (in a form reasonably acceptable to Banks having, in the aggregate, a Percentage of 66 2/3% or more) and agree to perform all the Company's obligations under this Agreement and (iii) immediately after giving effect to such merger or consolidation the surviving corporation shall have a Consolidated Net Worth at least equal to the Consolidated Net Worth of the Company immediately preceding such merger or consolidation; provided, that nothing in
                                                    --------
this Agreement shall prevent the merger of any Subsidiary with and into the Company or into another Subsidiary or the liquidation of any Subsidiary.

          SECTION 8.8.  Sale or Other Disposition of Assets.  Not, and not
                        -----------------------------------
permit any Subsidiary to, sell or otherwise dispose of, whether by merger or otherwise, all or any substantial portion of its assets, except (i) to or with any other Subsidiary or the Company, (ii) in the ordinary course of business,
(iii) all of the assets of, or the ownership interest in, any Subsidiary which is not a Significant Subsidiary or (iv) on such other terms and conditions as shall have been approved by the Company's Board of Directors but, in the case of any transfer made pursuant to clause (iii) or
                                                            ------ -----
(iv), only if, after giving effect thereto, no Event of Default or Credit
----
Suspension Event shall have occurred and be continuing.

          SECTION 8.9.  Interest Coverage and Consolidated Debt to Consolidated
                        -------------------------------------------------------
Capitalization Ratio.  Not permit, as of the end of any fiscal quarter, both (A)
--------------------
the ratio of Consolidated EBDIT to Consolidated Cash Interest Expense for the twelve month period including such fiscal quarter and the three immediately preceding fiscal quarters to be less than 2.50 to 1.0 and (B) the ratio of Consolidated Debt to Consolidated Capitalization at the end of such fiscal quarter to be more than .60 to 1.0.


                                   ARTICLE IX

                             CONDITIONS OF LENDING

          SECTION 9.1.  Initial Revolving Loans.  The obligation of each Bank to
                        -----------------------
make its initial Revolving Loan hereunder is subject to the receipt by such Bank of all of the following, each duly executed:

          SECTION 9.1.1.  Revolving Note.  The Revolving Note of the
                          --------------
Company payable to the order of such Bank.

          SECTION 9.1.2.  Resolutions.  Copies of resolutions of the Board of
                          -----------
Directors of the Company authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement, the Notes, and other documents provided for in this Agreement, certified by the Secretary or an Assistant Secretary of the Company.

          SECTION 9.1.3.  Consents, etc.  Copies of all documents evidencing any
                          -------------
necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement and the Notes, certified by the Secretary or an Assistant Secretary of the Company.

          SECTION 9.1.4.  Incumbency and Signatures.  A Certificate of the
                          -------------------------
Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Agreement and the Notes and other documents provided for in this Agreement, together with a sample of the true signature of each such officer.

          SECTION 9.1.5.  Opinion of Counsel to Borrower.  The opinion of
                          ------------------------------
Messrs. Cahill Gordon & Reindel, counsel for the Company, addressed to Banks, substantially in the form of Exhibit D.

          SECTION 9.1.6.  Other.  Such other documents as any Bank may
                          -----
reasonably request.

          SECTION 9.2.  All Revolving Loans.  The obligation of each Bank to
                        -------------------
make each Revolving Loan (including, without limitation, its initial Revolving Loan but excluding, however, any Loan made by a continuation or conversion pursuant to Article V and any repayment and reborrowing deemed to have been
            ------- --
made pursuant to Section 1.1.8) is subject to the following further conditions
                 ------- -----
precedent that:

          SECTION 9.2.1.  No Default.  After giving effect to all Loans then
                          ----------
being made (a) no Event of Default, or Credit Suspension Event, shall have occurred and be continuing, (b) the warranties of the Company contained in

Sections 7.1, 7.2, 7.3, 7.6, 7.7, 7.8, 7.9 and 7.10 shall be true and correct in
-------- ---  ---  ---  ---  ---  ---  ---     ----
all material respects with the same effect as though made on such date and (c) if the Borrower of such Loan is a Designated Subsidiary, the warranties of such Borrower in its Designation Letter shall be true and correct in all material respects with the same effect as though made on such date.

          SECTION 9.2.2.  Confirmatory Certificate.  Depositary Bank shall have
                          ------------------------
received (in sufficient number of signed counterparts to provide, and Depositary Bank shall provide, one to each Bank) a certificate dated the date of such requested Loan and signed by the Chairman of the Board, any Senior Vice President, the Chief Financial Officer or the Treasurer of the Company as to the matters set out in Sections 9.2.1 and 9.2.3.
                   -------- -----     -----

          SECTION 9.2.3.  Litigation.  No litigation, arbitration proceedings or
                          ----------
governmental investigation or proceedings not disclosed in writing by the Company to Banks prior to the date of the immediately preceding Revolving Loan hereunder (or in the case of the initial Revolving Loan, prior to the date of execution and delivery of this Agreement) is pending or known to be threatened against the Company or any Subsidiary and no material development not so disclosed has occurred in any litigation, arbitration proceeding or governmental proceeding so disclosed, which in the opinion of Banks having, in the aggregate, a Percentage of 66 2/3% or more, is likely to materially adversely affect the consolidated financial condition or continued operations of the Company and its Subsidiaries as a whole or materially impair the ability of the Company to perform its obligations hereunder.

          SECTION 9.3.  Initial Loan to Any Designated Subsidiary.  The
                        -----------------------------------------
obligation of each Bank to make the initial Loan to each Designated Subsidiary hereunder is subject to the further conditions precedent that such Bank shall have received:


          SECTION 9.3.1.  Basic Documents.  The Revolving Note of such
                          ---------------
Designated Subsidiary payable to the order of the Bank and, with respect to such Designated Subsidiary the documents contemplated by Sections 9.1.2, 9.1.3 and
                                                    -------- -----  -----
9.1.4.
-----

          SECTION 9.3.2.  Designation.  The Designation Letter of such
                          -----------
Designated Subsidiary, substantially in the form of Exhibit E.

          SECTION 9.3.3.  Opinion of Counsel.  A signed copy of an opinion of
                          ------------------
counsel to such Designated Subsidiary, substantially in the form of Exhibit F.
                                                                    ------- -

          SECTION 9.4.  Term Loans.  The obligation of each Bank to make Term
                        ----------
Loans is subject to the conditions precedent (i) that such Bank shall have received the Term Note of Borrower payable to the order of such Bank, duly executed and dated the date of such Term Loan, and that the principal of and accrued interest on all Revolving Notes shall have been or be paid in full prior to or concurrently with the making of such Term Loan and (ii) that, if the original principal amount of such Bank's Term Notes exceeds the principal amount of its Revolving Notes outstanding immediately prior thereto, each of the conditions precedent set forth in Sections 9.2.1 through 9.2.3 shall have been
                                  -------- -----         -----
satisfied as if such Term Loan were a Revolving Loan.


                                   ARTICLE X

                                   GUARANTEE

          SECTION 10.1.  Unconditional Guarantee.  For valuable consideration,
                         -----------------------
receipt whereof is hereby acknowledged, and to induce each Bank to make Loans to the Designated Subsidiaries, the Company, as principal and not merely as surety, hereby unconditionally and irrevocably guarantees to each Bank that: (i) the principal of and interest on each Loan to each Designated Subsidiary shall be promptly paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms hereof, and, in case of any extension of time of payment, in whole or in part, of such Loan, that all such sums shall be promptly paid when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension; and (ii) all other amounts payable hereunder by any Designated Subsidiary to any Bank shall be promptly paid in full when due in accordance with the terms hereof (the obligations of the Designated Subsidiaries under these subsections (i) and (ii) of this Section
                                                                     -------
10.1 being the "Obligations").
----

In addition, the Company hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Loan to any Designated Subsidiary or such other amounts payable by any Designated Subsidiary to any Bank, the Company will forthwith pay the same, without further notice or demand.

          SECTION 10.2.  Guarantee Absolute.  The Company guarantees that the
                         ------------------
Obligations will be paid strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Bank with respect thereto. The liability of the Company under this guarantee shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of this Agreement or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations,or any other amendment or waiver of or any consent to departure from this Agreement (including, without limitation, any extension of the Revolver Expiration Date or any Commitment Increase); (iii) any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company, any Borrower or a guarantor.

The guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any of the Banks upon the insolvency, bankruptcy or reorganization of the Company or any Borrower or otherwise, all as though such payment had not been made.

          SECTION 10.3.  Waivers.  The Company hereby expressly waives
                         -------
diligence, notice of acceptance of this guarantee, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against any Designated Subsidiary or against any other guarantor of all or any portion of the Loans, and all other notices and demands whatsoever.

          The Company irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon the making of any payment under the guarantee contained in this Article X to be subrogated to the rights of the
                                ------- -
payee against any Designated Subsidiary with respect to such payment or to otherwise be reimbursed, indemnified or exonerated by a Designated Subsidiary in respect thereof.

          SECTION 10.4.  Remedies.  Each of the Banks may pursue its respective
                         --------
rights and remedies under this Article X and shall be entitled to payment
                               ------- -
hereunder notwithstanding any other guarantee of all or any part of the Loans to the Designated Subsidiaries, and notwithstanding any action taken by any such Bank to enforce any of its rights or remedies under such other guarantee, or any payment received thereunder. The Company hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Designated Subsidiary that arise from the existence, payment, performance or enforcement of the Company's obligations under this Article X, including, without limitation,
                                     ------- -
any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Banks against the Designated Subsidiary, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Designated Subsidiary, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Company in violation of the preceding sentence at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Depositary Bank for the accounts of the respective Banks to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Obligations or other amounts payable under this Agreement thereafter arising. The Company acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this section is knowingly made in contemplation of such benefits.

          SECTION 10.5.  Survival.  This guarantee is a continuing guarantee and
                         --------
shall (i) remain in full force and effect until payment in full after the Termination Date of the Obligations and all other amounts payable under this guarantee,

(ii) be binding upon the Company, its successors and assigns, (iii) inure to the benefit of and be enforceable by each Bank and its successors, transferees and assigns and (iv) be reinstated if at any time any payment to a Bank hereunder is required to be restored by such Bank.


                                   ARTICLE XI

                       EVENTS OF DEFAULT AND THEIR EFFECT

                              SECTION 11.1.  Events of Default.  Each of the
                                             -----------------
following shall constitute an Event of Default under this Agreement:

          SECTION 11.1.1.  Non-Payment of Notes, etc.  Default, and continuance
                           -------------------------
thereof for five days after the due date thereof, in the payment when due of any interest on any Note or any facility fee, or default in the payment when due of any principal of any Note or other amounts payable by any Borrower hereunder (excluding, however, to the extent disputed by Borrower in good faith, amounts payable pursuant to Section 3.1.5, 3.1.7 or 4.5 in an aggregate amount not
                    ------- -----  -----    ---
exceeding $1,000,000 for all Banks).

          SECTION 11.1.2.  Non-Payment of Other Indebtedness.  Default in the
                           ---------------------------------
payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other indebtedness for borrowed money or other obligations evidenced by a note, debenture, or similar instrument (including capitalized lease obligations) in an aggregate principal amount exceeding $50,000,000 of, or guaranteed by, the Company or any Significant Subsidiary or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default in the performance or observance is to accelerate the maturity of any such indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity.

          SECTION 11.1.3.  Bankruptcy, Insolvency, etc.  The Company or any
                           ---------------------------
Significant Subsidiary becomes insolvent or admits in writing its inability to pay its debts or fails to pay its debts, generally as they become due; or the Company or any Significant Subsidiary applies for, consents to, or acquiesces in the appointment of, a trustee, custodian or receiver for the Company or such Significant Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, custodian or receiver is appointed for the Company or any Significant Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Significant Subsidiary), is commenced in respect of the Company or any Significant Subsidiary, and if such proceeding is not commenced by the Company or Significant Subsidiary, it is consented to or acquiesced in by the Company or Significant Subsidiary or remains for 60 days undismissed; or any corporate action is taken by the shareholder(s) or board of directors of the Company or any Significant Subsidiary to authorize or further any of the actions described in this Section 11.1.3.
        ------- ------

          SECTION 11.1.4.  Non-Compliance with This Agreement.  Failure by the
                           ----------------------------------
Company to comply with or to perform any provision of this Agreement (and not constituting an Event of Default under any of the preceding provisions of this
Article XI) and continuance of such failure for 30 days, after notice thereof to
------- --
the Company from any Bank or the holder of any Note stating that such Bank or holder is of the opinion that such failure is material; provided, that, any failure by the Company to comply with any provision of this Agreement solely as a result of a change in GAAP shall not constitute an Event of Default.

          SECTION 11.1.5.  Warranties.  Any warranty made by the Company herein
                           ----------
is breached in any material respect, or any schedule, certificate, financial statement or report furnished by the Company to any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          SECTION 11.1.6.  ERISA.  The Company or any Significant Subsidiary
                           -----
incurs any liability to the Pension Benefit Guaranty Corporation or any successor thereto in excess of $50,000,000.

          SECTION 11.2.  Effect of Event of Default.  If any Event of Default
                         --------------------------
described in Section 11.1.3 shall occur, the Credit (if it has not theretofore
             ------- ------
terminated) shall immediately terminate and all Notes and all other amounts payable hereunder shall become immediately due and payable, all without presentment or notice of any kind, all of which are hereby waived; and, in the case of any other Event of Default which shall have occurred and remain continuing, Banks having, in the aggregate, a Percentage of 66 2/3% or more may, by the giving of notice in writing to the Company, declare the Credit (if it has not theretofore terminated) to be terminated and/or all Notes and all other amounts payable hereunder to be immediately due and payable, whereupon the Credit shall immediately terminate and/or all Notes and all other amounts payable hereunder shall become immediately due and payable, all without presentment or notice of any kind, all of which are hereby waived. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 11.1.1 or Section 11.1.3 may be waived by the written
             ------- ------    ------- ------
concurrence of Banks having, in the aggregate, a Percentage of 100%, and the effect as an Event of Default of any other event described in Section 11.1 may
                                                              ------- ----
be waived by the written concurrence of Banks having, in the aggregate, a Percentage of 66 2/3% or more.

          SECTION 11.3.  Defaults by Designated Subsidiaries.  If any of the
                         -----------------------------------
following defaults with respect to any Designated Subsidiary have occurred and are continuing then Section 11.4 shall apply:

          SECTION 11.3.1.  Warranties.  Any warranty made by such Designated
                           ----------
Subsidiary herein or in the Designation Letter pursuant to which it is designated as a Borrower hereunder is breached in any material respect or any schedule, certificate, financial statement or report furnished by such Designated Subsidiary to any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          SECTION 11.3.2.  Non-Payment of Other Indebtedness.  Default in the
                           ---------------------------------
payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other indebtedness for borrowed money or other obligations evidenced by a note, debenture, or similar instrument (including capitalized lease obligations) in a principal amount exceeding $50,000,000 of, or guaranteed by, a Designated Subsidiary or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default in the performance or observance is to accelerate the maturity of any such indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity.

          SECTION 11.3.3.  Bankruptcy, Insolvency, etc.  A Designated Subsidiary
                           ---------------------------
becomes insolvent or admits in writing its inability to pay its debts or fails to pay its debts, generally as they become due; or the Designated Subsidiary applies for, consents to, or acquiesces in the appointment of, a trustee, custodian or receiver for such Designated Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, custodian or receiver is appointed for any Designated Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of the Company or any Significant Subsidiary, and if such proceeding is not commenced by such Designated Subsidiary, it is consented to or acquiesced in by such Designated Subsidiary or remains for 60 days undismissed; or any corporate action is taken by the shareholder(s) or board of directors of any Designated Subsidiary to authorize or further any of the actions described in this Section 11.3.3.
                                                          ------- ------

          SECTION 11.3.4.  Non-Compliance with This Agreement.  Failure by
                           ----------------------------------
Designated Subsidiary to comply with or to perform any provision of this Agreement (and not constituting an Event of Default under any of the preceding provisions of this Section 11.3) and continuance of such failure for 30 days,
                   ------- ----
after notice thereof to the Company and the Designated Subsidiary from any Bank or the holder of any Note stating that such Bank or holder is of the opinion that such failure is material.

          SECTION 11.4.  Effect of Default by Designated Subsidiary.  If any
                         ------------------------------------------
default described in Section 11.3.2 or 11.3.3 shall occur, without any action by
                     ------- ------    ------
the Bank, the Banks shall have no obligation to make Loans to such Designated Subsidiary under this Agreement and all Loans under this Agreement to such Designated Subsidiary and all other amounts payable hereunder by such Designated Subsidiary shall become immediately due and payable, all without presentment or notice of any kind; and, in the case of any other default described in Section
                                                                       -------
11.3 which shall have occurred and remain continuing, Banks having, in the
----
aggregate, a Percentage of 66 2/3% or more may, by the giving of notice in writing to the Company, decline to make further Loans to such Designated Subsidiary and/or declare all Loans under this Agreement to such Designated Subsidiary and all other amounts payable hereunder by such Designated Subsidiary to be immediately due and payable, without presentment or notice of any kind. Notwithstanding the foregoing, the effect of any event described in Section 11.3
                                                                    ------- ----
may be waived by the written concurrence of Banks having, in the aggregate, a Percentage of 66 2/3% or more.

                                  ARTICLE XII

                              CERTAIN DEFINITIONS

          When used herein, the following terms shall have the following meanings (which shall be equally applicable to the singular and plural forms thereof):

          "Alternate Currency" means any currency other than Dollars which is
           ------------------
freely transferable and convertible into Dollars.

          "Alternate Currency Loan" see the definition below of "Loan."
           -----------------------

          "Alternate Currency Payment Office" has the meaning specified
           ---------------------------------
in Section 1.3(e).
   ------- ------

          "Alternate Rating Agency" shall mean (i) Fitch Investors Service,
           -----------------------
Inc., (ii) Duff & Phelps Credit Rating Co. or (iii) another nationally recognized rating agency selected by the Borrower to rate its senior debt securities, which, in the case of clause (iii), shall be approved by Banks having, in the aggregate, a Percentage of at least 66 2/3%.

          "Assuming Bank" shall mean, at any time, a Person which proposes
           -------------
 to become a Bank hereunder pursuant to Section 1.1.8.
                                        ------- -----

          "Assumption Agreement" shall mean an agreement by which an institution
           --------------------
agrees to become a Bank party to this Agreement pursuant to Section 1.1.8.
                                                            ------- -----

          "Bank" shall mean the Banks listed on the signature pages hereof and
           ----
each institution that becomes a party hereto pursuant to Section 1.1.8 or 13.5.
                                                         ------- -----    ----

          "Bank Indemnitees" -- see Section 13.9.
           ----------------         ------------

           "Borrower" shall mean the Company or any Designated Subsidiary,
            --------
as the context may require.

          "Borrowing Date" shall mean, with respect to each Loan, the date upon
           --------------
which a Bank makes such Loan hereunder to Borrower.
          "Business Day" shall mean a day on which banks are not authorized or
           ------------
required by law to close for business in New York City.

          "CD Interest Period" shall mean as to each CD Loan, the period which
           ------------------
shall begin on (and include) the most recent Borrowing Date with respect to such Loan and shall end, as Borrower shall elect in its notice pursuant to Section
                                                                      -------
1.2 or 5.4, as the case may be, on (and include) the day 30, 60, 90 or 180 days
---    ---
thereafter, as selected by Borrower; provided that no CD Interest Period
                                     --------
commencing prior to the Revolver Expiration Date or the final maturity, by acceleration or otherwise, of all of the Term Loans shall end later than such Revolver Expiration Date or date of maturity of the Term Loans, as the case may be, and further provided that any CD Interest Period which would otherwise end
        ------- --------
on a day which is not a Business Day shall be extended to the next succeeding Business Day.

          "CD Loan" -- see definition below of "Loan".
           -------

          "CD Margin" -- see Section 3.1.8.
           ---------         ------- -----

          "CD Rate" shall mean for each CD Interest Period a rate per annum
           -------
which is equal to the CD Margin as of the first day of the applicable Interest Period plus the sum (rounded if necessary to the nearest 1/20 of 1%) of (i) the rate obtained by dividing (x) the arithmetic mean as calculated by the Depositary Bank of the respective rates per annum (rounded if necessary to the nearest 1/20 of 1%) of the Reference Banks, in each such case determined by each Reference Bank to be the average of the bid rates quoted to it at its principal office at approximately 10:00 a.m. New York City time (or as soon thereafter as practicable) on the first day of the CD Interest Period for such Loan by New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value in the secondary certificate of deposit market of certificates of deposit of such Reference Bank for a period, and in an amount, comparable to such CD Interest Period and the principal amount of the CD Loan which shall be made by such Reference Bank and outstanding during such CD Interest Period, provided, that, if such quotations from such dealers are not available to any Reference Bank, such Reference Bank shall determine a reasonably equivalent rate on the basis of another source or sources selected by it, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on the first day of such CD Interest Period to a negotiable certificate of deposit in excess of $100,000 with a maturity equal to such CD Interest Period of any member bank of the Federal Reserve System, plus (ii) the daily net annual assessment rate as estimated by the Depositary Bank on the first day of such CD Interest Period for determining the current annual assessment payable by the Depositary Bank to the Federal Deposit Insurance Corporation for insuring such certificates of deposit.

          "Commitment" shall mean the amount set forth opposite each Bank's
           ----------
signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5.
            -------- -----  -----     -----    ------- ----

          "Commitment Increase" has the meaning specified in Section 1.1.8.
           -------------------                               ------- -----


          "Consolidated Capitalization" shall mean the sum of Consolidated Debt
           ---------------------------
and Consolidated Net Worth.

          "Consolidated Cash Interest Expense" means, with respect to the
           ----------------------------------
Company for any period, total interest expense deducted in calculating Consolidated Net Income (including that attributable to capitalized lease liabilities of the Company and Consolidated Subsidiaries in accordance with GAAP, but excluding interest expense not payable in cash (including amortization of discount)), with respect to all outstanding Consolidated Debt, as determined on a consolidated basis for the Company and Consolidated Subsidiaries in conformity with GAAP.

          "Consolidated Debt" shall mean the sum of all indebtedness for
           -----------------
borrowed money of the Company and Consolidated Subsidiaries, all indebtedness secured by assets of (and whether or not assumed by) the Company or any Consolidated Subsidiary (which indebtedness shall be valued at the lesser of the outstanding principal amount thereof or the book value of such assets), all capitalized lease liabilities of the Company and Consolidated Subsidiaries and all outstanding obligations under guarantees and similar undertakings with respect to any such indebtedness or liabilities of Persons other than the Company and Consolidated Subsidiaries which is required to be reflected on the Company's balance sheet (excluding any notes thereto) in accordance with GAAP; provided, that there shall be excluded from Consolidated Debt any such
--------
indebtedness which by its terms is presently convertible into or exchangeable for capital stock of the Company at a price per share at least 15 percent below the Current Market Price per share of such capital stock.

          "Consolidated EBDIT" shall mean, without duplication, with respect to
           ------------------
the Company and Consolidated Subsidiaries for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) depreciation expense, (iv) amortization expense, (v) total interest expense deducted in calculating Consolidated Net Income, and (vi) other non-cash items reducing Consolidated

Net Income all as determined on a consolidated basis for the Company and Consolidated Subsidiaries in conformity with GAAP.

          "Consolidated Net Income" shall mean with respect to the Company for
           -----------------------
any period, the net income (or loss) of the Company and Consolidated Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall
                                                      --------
be excluded (i) the income (or loss) of any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period and (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with any of the Company's Subsidiaries or that Person's assets are acquired by the Company or any of its Subsidiaries.


          "Consolidated Net Worth" shall mean the par value (or value stated on
           ----------------------
the books of the Company) of the capital stock of all classes of the Company and Consolidated Subsidiaries issued and outstanding, plus (or minus in the case of a surplus deficit), the amount of the consolidated surplus, whether capital or earned, of the Company and its Subsidiaries plus the principal amount of any indebtedness of the Company and the Consolidated Subsidiaries which by its terms is presently convertible into or exchangeable for capital stock of the Company at a price per share at least 15 percent below the Current Market Price per share of such capital stock.

          "Consolidated Subsidiary" shall mean any Subsidiary the accounts of
           -----------------------
which are consolidated with those of the Company in accordance with GAAP.

          "Continuation Date" -- see Section 5.1.
           -----------------         ------- ---

          "Conversion Date" -- see Section 5.2.
           ---------------         ------- ---

          "Credit" shall mean the sum of (i) the aggregate unused Commitments of
           ------
all Banks hereunder to make Revolving Loans or Term Loans plus (ii) the aggregate principal amount of Revolving Loans or Term Loans outstanding hereunder.

          "Credit Suspension Event" shall mean any event which if it continues
           -----------------------
uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

          "Current Market Price" shall mean for any class of capital stock of
           --------------------
the Company the average for any 20 consecutive Stock Trading Days ending within 30 days of the date of determination of the average of the high and low sale prices per share, or if no sales are reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and average ask prices per share) for each Stock Trading Day in such 20 consecutive Stock Trading Day period, as reported in the composite transactions for the New York Stock Exchange, or if such capital stock is not listed or admitted to trading on such exchange, as reported in the composite transactions for the principal national or regional United States securities exchange on which such capital stock is listed or admitted to trading or, if such capital stock is not listed or admitted to trading on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or by the National Quotation Bureau Incorporated. A "Stock Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Current Market Price is open for trading or quotation.

          "Depositary Bank" -- see Section 1.2.
           ---------------         ------- ---

          "Designated Subsidiary" shall mean any corporate Subsidiary of the
           ---------------------
Company designated for borrowing privileges under this Agreement pursuant to
Section 13.10 hereof.
------- -----

          "Designation Letter" shall mean, in respect of any Designated
           ------------------
Subsidiary, a letter in the form of Exhibit E  hereto signed by such Designated
                                    ------- -
Subsidiary and the Company.

          "Dollars" and the sign "$" shall mean lawful money of the United
           -------
States of America.

          "Domestic Loan" -- see definition below of "Loan."
           -------------

          "Equivalent Domestic Loan" -- see Section 6.3.
           ------------------------         ------- ---

          "Eurodollar Day" shall mean a day on which dealings are carried on in
           --------------
the London Interbank market in Dollars and on which banks are not authorized or required by law to close for business in New York City.

          "Eurodollar Interest Rate" -- see Section 3.1.2.
           ------------------------         ------- -----

           "Eurodollar Loan" -- see definition below of "Loan."
            ---------------

           "Eurodollar Margin" -- see Section 3.1.8.
            -----------------         ------- -----

           "Eurodollar Office" -- see Section 1.1.3.
            -----------------         ------- -----

           "Eurodollar Period" shall mean, as to each Eurodollar Loan, the
            -----------------
 period which shall begin on (and include) the most recent Borrowing Date with respect to such Loan and shall end, as Borrower shall elect in its notice pursuant to

Section 1.2 or 5.4, as the case may be, on (and include) the day one, two, three
------- ---    ---
or six months thereafter, as selected by Borrower; provided that no Eurodollar
                                                   --------
Period commencing prior to the Revolver Expiration Date or the final maturity, by acceleration or otherwise, of all of the Revolving Loans or Term Loans shall end later than such Revolver Expiration Date or date of maturity, as the case may be. Subject to the proviso in the preceding sentence, any Eurodollar Period which would otherwise end on a day which would not be a Eurodollar Day shall instead continue to and end on the next succeeding Eurodollar Day, unless such next succeeding Eurodollar Day would be the first Eurodollar Day in a calendar month, in which case such Eurodollar Period shall instead end on the next preceding Eurodollar Day, and any Eurodollar Period which begins on the last Eurodollar Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Period) shall end on the last Eurodollar Day of a calendar month.

          "Event of Default" shall mean any of the events described
           ----------------
in Section 11.1.
   ------- ----

          "Federal Funds Rate" shall mean for any period, a fluctuating interest
           ------------------
rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for each day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Depositary Bank from three Federal Funds brokers of recognized standing selected by the Depositary Bank.

          "Fixed Rate Interest Date" -- see Section 3.1.
           ------------------------         ------- ---

          "Fixed Rate Loan" -- see definition below of "Loan".
           ---------------

          "GAAP" shall mean generally accepted accounting principles set forth
           ----
in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Increase Date" has the meaning assigned to that term in
           -------------
Section 1.1.8.
------- -----

          "Indemnified Liabilities" -- see Section 13.9.
           -----------------------         ------- ----

           "Interest Date" shall mean Fixed Rate Interest Date and/or Prime Rate
           -------------
Interest Date, as the case may be.

          "Interest Period" shall mean a CD Interest Period or a Eurodollar
           ---------------
Period, as the context requires, or both.

          "Liabilities" -- see Section 4.1.
           -----------         ------- ---

          "Loan" shall mean each lending by any Bank
           ----
hereunder.  Particular types of Loans are as follows:

            (i) "Alternate Currency Loan" shall mean any Loan denominated in an
                 -----------------------
Alternate Currency;

            (ii) "CD Loan" shall mean any Loan which bears interest at the CD
                  -------
Rate;

            (iii)  "Domestic Loan" shall mean any Loan which is a Prime
                    -------------
Rate Loan or a CD Loan;

            (iv) "Eurodollar Loan" shall mean any Loan which bears interest at
                  ---------------
the Eurodollar Interest Rate;

            (v)  "Fixed Rate Loan" shall mean a CD Loan or a Eurodollar Loan;
                  ---------------

            (vi) "Market Rate Loan" -- see Section 1.3;
                  ----------------         ------- ---

            (vii) "Prime Rate Loan" shall mean any Loan bearing interest
                   ---------------
at the Prime Rate;

          (viii)  "Revolving Loan" shall mean any Loan made pursuant to the
                   --------------
unused Commitments contained in Section 1.1.1 but shall exclude any Market Rate
                                ------- -----
Loan; and

            (ix) "Term Loan" shall mean any Loan made pursuant to the
                  ---------
commitments contained in Section 1.1.2.
                         ------- -----

            "Market Rate" -- see Section 1.3(a).
             -----------         ------- ------

            "Market Rate Loan" -- see definition above of "Loan."
             ----------------

            "Market Rate Note" -- see Section 2.3.
             ----------------         ------- ---

            "Notes" shall mean the Revolving Notes, Market Rate Notes and Term
             -----
Notes, or any of them.

            "Obligations" see Section 10.1.
             -----------      ------- ----

            "Percentage" with respect to any Bank shall mean at any time the
             ----------
percentage of the Credit represented by such Bank's Commitment.

            "Person" shall mean any corporation, partnership, association,
             ------
trust, individual or other entity.

            "Prime Rate" shall mean the greater of: (a) the average of the rates
             ----------
per annum from time to time announced by each of the Reference Banks at the address set forth below its signature hereto as such Bank's prime commercial lending rate and (b) the effective Federal Funds Rate for overnight funds plus 1/2 of 1% per annum.

            "Prime Rate Interest Date" -- see Section 3.1.
             ------------------------         ------- ---

            "Prime Rate Loan" -- see definition of "Loan" above.
             ---------------

            "Public Debt Rating" means, as of any date, the highest rating that
             ------------------
has been most recently announced by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or an Alternate Rating Agency in substitution for Moody's or S&P (but not both), for any class of long-term unsecured senior debt issued by the Company; provided, that if the ratings
                                                  --------
determined by Moody's or S&P (or an Alternate Rating Agency) differ by more than one rating category the Public Debt Rating shall be the average of the two ratings. For purposes of the foregoing, (a) if an Alternate Rating Agency is used, the ratings provided by such Alternate Rating Agency shall be converted into an equivalent of Moody's or S&P, as nearly as practicable, for purposes of determining the Eurodollar Margin or CD Margin; and (b) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change. Any change in the Eurodollar Margin or CD Margin due to a change in the Public Debt Rating shall be effective for Interest Periods commencing after the public announcement of the change in debt rating. If the rating system of either Moody's or S&P shall change, the Company and the Banks shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

          "Reference Banks" shall mean Chemical Bank, NationsBank of North
           ---------------
Carolina N.A. and The Chase Manhattan Bank, N.A. or, with respect to Eurodollar Loans, the Eurodollar Office of any of them.

          "Regulation D" -- see Section 3.1.2.1.
           ------------         ------- -------

          "Revolver Expiration Date" means the earlier of January 11, 1998 or
           ------------------------
the date of termination in whole of the Commitments.

          "Revolving Loan" -- see definition above of "Loan."
           --------------

          "Revolving Note" -- see Section 2.1.
           --------------         ------- ---

          "Significant Subsidiary" shall have the meaning assigned to such term
           ----------------------
in Regulation C (S) 230.405 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as such definition is in effect as of the date of this Agreement.

          "Subsidiary" shall mean a corporation of which the Company and its
           ----------
other Subsidiaries own directly or indirectly more than 50% of the ordinary voting power for the election of directors.

            "Term Loan" -- see definition above of "Loan."
             ---------

            "Term Note" -- see Section 2.2.
             ---------         ------- ---


                                  ARTICLE XIII

                                    GENERAL

          SECTION 13.1.  Waiver; Amendments.  No delay on the part of any Bank
                         ------------------
or the holder of any Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing (including telegram or telex) and signed and delivered by the Company and Banks having an aggregate Percentage of not less than the Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by Banks having, in the aggregate, a Percentage of 66 2/3% or more, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent (i) shall extend or increase the amount of the Credit, the scheduled maturity of the Notes, or the scheduled date for the payment of interest or fees, or reduce the fees or the rate of interest payable with respect to the Notes or modify the provisions of Section 3.1.5, 3.1.7, 4.5, 6.3,
                                                 ------- -----  -----  ---  ---
6.4, or 13.9 or modify the provisions of Article X in a manner adverse to the
---     ----                             ------- -
Banks or impose an additional obligation on any of the Banks or reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without the consent of all of the Banks or (ii) shall extend the scheduled maturity of, or the scheduled date for the payment of interest or fees on, or reduce the principal amount of, or rate of interest on, any Note without the consent of the holder of such Note. The provisions of this Section 13.1 may
                                                                ------- ----
not be amended or modified without the consent of all of the Banks.

          SECTION 13.2.  Confirmations.  Borrower and each holder of a Revolving
                         -------------
Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Revolving

Loans then outstanding under such Revolving Note; and each such holder agrees from time to time, upon written request received by it from Borrower, to make the Revolving Note held by it (including the schedule attached thereto) available for reasonable inspection by Borrower at the office of such holder. Each Bank shall, promptly upon request by Borrower, furnish Borrower with a photocopy of the schedule attached to such Bank's Revolving Note.

          SECTION 13.3.  Notices.  Any notice from Borrower to any Bank
                         -------
(including Depositary Bank) under Section 1.2, 1.1.6, 1.1.8 or 5.4 may be (i)
                                  ------- ---  -----  -----    ---
telephonic if confirmed, prior to the date for taking (or for the effectiveness of) the action specified in such notice, by a writing received by such Bank or
(ii) by facsimile if confirmed, prior to the date for taking (or for the effectiveness of) the action specified in such notice, by telephone. Any other notice hereunder to Borrower or any Bank (or other holder) shall, except as otherwise expressly provided, be in writing and, if mailed shall be deemed to have been given (i) three days after the date when sent by first class mail, postage prepaid, (ii) one day after sent by overnight delivery service and, in each case, addressed to Borrower or such Bank (or other holder) at its address shown below its signature hereto, or at such other address as it may, by written notice received by the other parties to this Agreement, have designated as its address for such purpose. Any Bank or the holder of any Note giving any waiver, consent or notice to, or making any request upon, Borrower hereunder shall promptly notify the Depositary Bank thereof.

          SECTION 13.4.  Accounting Terms and Determinations.  Unless otherwise
                         -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the
                                     --------
Depositary Bank that it wishes to amend any covenant in Article VIII to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant, then compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and Banks holding, in the aggregate, a Percentage of 66 2/3% or more.

          SECTION 13.5.  Participations; Transfers of Notes.  A Bank may assign
                         ----------------------------------
or sell participations in all or any part of its Commitment or any Loan to another bank or other entity; provided that an assignment or participation shall
                              --------
be in a minimum aggregate amount of $10,000,000; and provided, further, (a)
                                                     --------  -------
except in the case of assignments of or participations in Market Rate Loans, that the Company shall have consented in writing to the proposed assignment or participation, which consent shall not be unreasonably withheld; and (b) in the case of a participation, no such participation shall in any way affect such Bank's obligations under this Agreement, and provided, that all amounts payable by any Borrower under Article III shall be determined as if such Bank had not
                      ------- ---
sold such participation. Upon execution and delivery of an approriate instrument and payment by any assignee to the transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such assignee, such assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with Commitments as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this Section 13.5, the transferor Bank and the Borrower shall make
                 ------- ----
appropriate arrangements so that, if required, a new Note is issued to the assignee.

          The agreement executed by the Bank in favor of any participant shall not give the participant the right to require such Bank to take or omit to take any action hereunder except action directly relating to (i) the extension of a payment date with respect to any portion of the principal of or interest on any amount outstanding or any fees payable hereunder allocated to such participant,
(ii) the reduction of the principal amount of any Loan outstanding hereunder,
(iii) the reduction of the rate of interest payable on such amount or any amount of fees payable hereunder to a rate or amount, as the case may be, below that which the participant is entitled to receive under its agreement with such Bank, or (iv) an extension of the Revolver Expiration Date in accordance with the terms hereof. Each Bank may furnish to participants (including prospective participants and prospective assignees) any information in the possession of such Bank from time to time concerning any Borrower; provided, that such Bank shall require any such
                                 --------
participant or assignee (prospective or otherwise) to agree in writing to maintain the confidentiality of such information; and provided, further, that
                                                  --- --------  -------
such Bank may not furnish to the participant or assignee any information which the Borrower has identified in writing to such Bank to be trade secrets or proprietary information.

          If, pursuant to this Section 13.5, any interest in this Agreement or
                               ------- ----
any Note is transferred to any assignee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Bank shall cause such assignee concurrently with the effectiveness of such transfer, (i) to represent to the transferor Bank (for the benefit of the transferor Bank and the Company) that it is either (x) entitled to the benefits of an income tax treaty with the United States which provides for an exemption from United States withholding tax on interest and other payments which may be made by the Company to such Bank pursuant to the terms of this Agreement or any other credit document; or (y) engaged in a trade or business within the United States, (ii) to furnish to the transferor Bank and the Company either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such assignee claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder) and (iii) to agree (for the benefit of the transferor Bank and the Company) to provide to the transferor Bank and the Company a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such assignee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          Notwithstanding anything to the contrary in this Section 13.5, any
                                                           ------- ----
Bank may pledge and assign its rights hereunder and under the Notes held by it to a Federal Reserve Bank as collateral.

          SECTION 13.6.  Regulation U.  Each Bank represents that it is not
                         ------------
relying, either directly or indirectly, upon any margin stock (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

          SECTION 13.7.  Confidentiality of Information.  Each Bank understands
                         ------------------------------
that some of the information furnished pursuant to this Agreement or obtained by such Bank pursuant to any inspection made in accordance with Section 8.2 may, at
                                                             ------- ---
the time furnished or obtained, not have been made public, and each Bank agrees to keep confidential all such information and will make no use of such information until it shall have become public except in connection with this Agreement and with such Bank's outside counsel and accountants, subject however to each Bank's obligations under law or pursuant to subpoenas or other process to make information available to governmental agencies and examiners or to others.

          SECTION 13.8.  Limitation on Interest.  No provision of this Agreement
                         ----------------------
or any Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law.

          SECTION 13.9.  Costs, Expenses and Taxes.  The Company shall pay all
                         -------------------------
reasonable out-of-pocket expenses of the Depositary Bank and the Banks (but excluding the fees and disbursements of counsel to the Depositary Bank and the Banks) in connection with the preparation of this Agreement and all instruments and documents relating thereto or necessary to satisfy the conditions to lending hereunder. The Company agrees to pay on demand all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by each Bank and the Depositary Bank in connection with the enforcement of this Agreement, the Notes, any such other instruments or documents or any collateral security. In addition, each Borrower agrees (i) to pay, and to save the Depositary Bank and the Banks harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith and (ii) to indemnify, exonerate and hold each of the Depositary Bank and the Banks and each of the officers, directors, employees and agents of such Banks (herein called collectively the "Bank Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements incurred by any Bank Indemnitee as a result of, or arising out of, or relating to any transaction financed with proceeds of any of the Loans or the execution, delivery, performance, enforcement or administration of this Agreement (herein called collectively the "Indemnified Liabilities"), except for any such Indemnified Liabilities arising on account of any such Bank Indemnitee's negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          SECTION 13.10.  Designated Subsidiaries.  (i) Designation.  The
                          -----------------------       -----------
Company may at any time, and from time to time, by delivery to the Depositary Bank of a Designation Letter duly executed by the Company and the respective Subsidiary, designate such Subsidiary as a "Designated Subsidiary" for purposes of this Agreement and such Subsidiary shall thereupon become a "Designated Subsidiary" for purposes of this Agreement. The Depositary Bank shall promptly notify each Bank of each such designation by the Company and the identity of the respective Subsidiary.


          (ii)  Termination.  Upon the payment and performance in full of all of
                -----------
the Obligations of any Designated Subsidiary then, so long as at the time no request for a Fixed Rate Loan to such Designated Subsidiary is outstanding, such Subsidiary's status as a "Designated Subsidiary" shall terminate upon notice to such effect from the Company to the Depositary Bank (which notice the Depositary Bank shall deliver to each Bank). Thereafter, the Banks shall be under no further obligation to make any Loan hereunder to such Designated Subsidiary.

          SECTION 13.11.  Captions.  Captions used in this Agreement are for
                          --------
convenience only and shall not affect the construction of this Agreement.

          SECTION 13.12.  Governing Law; Submission to Jurisdiction.  This
                          -----------------------------------------
Agreement and each Note shall be a contract made under and governed by the internal laws of the State of New York. All obligations of Borrower and rights of the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law. The Borrowers hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrowers irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          SECTION 13.13.  Counterparts.  This Agreement may be executed in any
                          ------------
number of counterparts and by the different parties on separate counterparts (provided, however, that each such counterpart shall be executed by the Company) and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

          SECTION 13.14.  Effectiveness.  When counterparts executed by all the
                          -------------
Banks shall have been lodged with the Company and counterparts executed by the Company shall have been lodged with each Bank this Agreement shall become effective as of January 12, 1994.

          SECTION 13.15.  Successors and Assigns.  This Agreement shall be
                          ----------------------
binding upon Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the respective successors and assigns of the Banks, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Banks having, in the aggregate, a Percentage of at least 100%.

          SECTION 13.16.  Duties of Depositary Bank.  The Depositary Bank shall
                          -------------------------
have no duties or responsibilities except those expressly set forth in this Agreement and neither the Depositary Bank nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or willful misconduct. In addition, the Banks agree to indemnify the Depositary Bank, ratably in accordance with the aggregate unpaid principal amount of the Loans made by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Percentages), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Depositary Bank in any way relating to or arising out of the duties and responsibilities of the Depositary Bank expressly set forth in this Agreement; provided that (i) the Banks shall only be liable to the extent the Borrower fails to indemnify and pay the Depositary Bank pursuant to Section 13.9 hereof, and (ii)
                                                  ------- ----
no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Depositary Bank.

          SECTION 13.17.  Severability.  In case any one or more of the
                          ------------
provisions contained in this Agreement or the Notes should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

          SECTION 13.18.  Representation of the Banks.  Each Bank represents and
                          ---------------------------
warrants to the Borrower that it is (x) a United States person (as defined in
Section 7701(a) (30) of the Internal Revenue Code of 1986, as amended (the "Code")); (y) entitled to the benefits of an income tax treaty with the United States which provides for an exemption from United States withholding tax on interest and other payments which may be made by the Borrower to such Bank pursuant to the terms of this Agreement; or (z) engaged in a trade or business within the United States. Each Bank that is organized under the laws of any jurisdiction other than the United States or any State thereof (including the District of Columbia) agrees to furnish to the Borrower, prior to the date of the first interest payment hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Bank claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder) and to provide to the Borrower a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Bank, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemptions. Notwithstanding any other provisions of this Agreement, the representations, warranties and obligations of the Banks set forth in Section 13.5 and this Section 13.18 shall survive the borrowing of the
         ------- ----          ------- -----
Loans and the assignment, sale, repayment or other disposition of the Loans or any interest therein.

          SECTION 13.19.  Survival.  The obligations of the Borrower under
                          --------
Sections 3.1.5, 3.1.7, 4.5 and 13.9 shall survive the termination of this
-------- -----  -----  ---     ----
Agreement and the payment of all Loans.

          SECTION 13.20.  WAIVER OF TRIAL BY JURY.  TO THE EXTENT PERMITTED BY
                          -----------------------
APPLICABLE LAW, THE BORROWER AND EACH OF THE BANKS HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

          IN WITNESS WHEREOF, the Company and each Bank have caused this Agreement to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.

                                           GENERAL SIGNAL CORPORATION


                                           By /s/ Julian B. Twombly
                                             ----------------------------
                                             Vice President and Treasurer

                                           High Ridge Park
                                           Stamford, Connecticut 06904
                                           Attention:  Treasurer
                                           Telecopier No.:  (203) 329-4365

Amount of
Commitment
----------

$22,222,222                             THE CHASE MANHATTAN BANK, N.A.



                                         By: /s/ Edward F. McNulty
                                         -------------------------------
                                         Title:  Vice President

                                         Lending Office for Loans

                                         The Chase Manhattan Bank, N.A.
                                         One Chase Plaza, 17th Floor
                                         New York, New York  10081
                                         Attn:  Edward F. McNulty


                                         Telecopy No.:  (212) 552-1457

Amount of
Commitment
----------

$22,222,222

                                       CHEMICAL BANK



                                       By: /s/ Robert C. Kennedy
                                          ------------------------------
                                       Title:  Vice President

                                       Lending Office for Loans

                                       Chemical Bank
                                       270 Park Avenue
                                       New York, New York 10017
                                       Attn: Robert C. Kennedy

                                       Telecopy No: (212) 270-7138

Amount of
Commitment
----------

$22,222,222

                                 NATIONSBANK OF NORTH CAROLINA, N.A



                                 By:  /s/ Margaret K. Vandenberg
                                    ------------------------------
                                 Title:  Vice President

                                 Lending Office for Loans

                                 NationsBank of North Carolina, N.A.
                                 NationsBank Plaza
                                 Charlotte, North Carolina 28255
                                 Attn:  Lisa McClelland, NCI-002-17-21

                                 Telecopy No:  (704) 386-8694

                                 cc:  Margaret K. Vandenberg

                                 NationsBank of North Carolina, N.A.
                                 767 Fifth Avenue
                                 New York, New York 10153

                                Telecopy No:  (212) 593-1083

Amount of
Commitment
----------

$22,222,222

                                    WACHOVIA BANK OF GEORGIA, N.A.



                                    By:  /s/ Linda M. Harris
                                       ------------------------------
                                    Title:  Senior Vice President

                                    Lending Office for Loans

                                    Wachovia Bank of Georgia, N.A.
                                    191 Peachtree Street, N.E.
                                    Atlanta, Georgia 30303
                                    Attn:  Walter R. Gillikin

                                    Telecopy No:  (404) 332-6898

Amount of
Commitment
----------

$13,888,889

                                       CANADIAN IMPERIAL BANK OF COMMERCE



                                       By:  /s/ Brian E. O'Callahan
                                          ------------------------------
                                       Title:  Senior Vice President

                                       Lending Office for Loans

                                       Canadian Imperial Bank of Commerce
                                       425 Lexington Avenue
                                       New York, New York 10017
                                       Attn:  Brian E. O'Callahan

                                       Telecopy No:  (212) 856-3991

Amount of
Commitment
----------

$13,888,889

                                       COMMERZBANK A.G.



                                       By:  /s/ Juergen Boysen
                                          ------------------------------
                                       Title:  Senior Vice President

                                       By:  /s/ Christian Jagenberg
                                          ------------------------------
                                       Title:  Vice President

                                       Lending Office for Loans

                                       CommerzBank A.G.
                                       2 World Financial Center
                                       New York, New York 10281-1050
                                       Attn:  J.F. Christian Jagenberg

                                       Telecopy No:  (212) 266-7235

Amount of
Commitment
----------

$13,888,889

                                       THE FIRST NATIONAL BANK OF CHICAGO



                                       By:  /s/ James W. Petersen
                                          ------------------------------
                                       Title:  Vice President

                                       Lending Office for Loans

                                       The First National Bank of Chicago
                                       153 West 51st Street
                                       New York, New York 10019
                                       Attn: James W. Peterson

                                       Telecopy No:  (212) 373-1388

Amount of
Commitment
----------

$13,888,889

                                     THE HONG KONG & SHANGHAI BANKING
                                     CORPORATION



                                     By:  /s/ Jeffry S. Dykes
                                        ------------------------------
                                     Title:  Vice President

                                     Lending Office for Loans

                                     The Hong Kong & Shanghai Banking
                                     Corporation
                                     140 Broadway, 4th Floor
                                     New York, New York  10015
                                     Attn:  Jeffry S. Dykes

Telecopy No:  (212) 658-5109

Amount of
Commitment
----------

$13,888,889

                                       NATIONAL WESTMINSTER BANK Plc



                                       By:  /s/ Anthony G. Muller
                                          ------------------------------
                                       Title:  Vice President

                                       Lending Office for Loans

                                       National Westminster Bank Plc
                                       Corporate and Institutional Finance
                                       175 Water Street
                                       New York, New York 10038-4924
                                       Attn:  Anthony G. Muller

                                       Telecopy No:  (212) 602-4500

Amount of
Commitment
----------

$13,888,889

                                       THE NORTHERN TRUST COMPANY



                                       By:  /s/ Gregory Werd
                                          ------------------------------
                                       Title:  Vice President

                                       Lending Office for Loans

                                       The Northern Trust Company
                                       50 South LaSalle Street
                                       Chicago, Illinois 60675
                                       Attn:  Gregory F. Werd, Jr.

                                       Telecopy No:  (312) 444-3508

Amount of
Commitment
----------

$13,888,889

                                          THE SANWA BANK LIMITED



                                          By:  /s/ Stephen C. Small
                                             ------------------------------
                                          Title:  Vice President

                                          Lending Office for Loans

                                          The Sanwa Bank Limited
                                          New York Branch
                                          Park Avenue Plaza
                                          55 East 52nd Street
                                          New York, New York 10055
                                          Attn:  Stephen C. Small

                                          Telecopy No:  (212) 754-1304

Amount of
Commitment
----------

$13,888,889

                                           SHAWMUT BANK



                                           By:  /s/ John F. Wood
                                              ------------------------------
                                           Title:  Senior Vice President

                                           Lending Office for Loans

                                           Shawmut Bank
                                           777 Main Street
                                           MSN 203
                                           Hartford, Connecticut 06115
                                           Attn:  Christopher Mango

                                           Telecopy No:  (203) 722-9378

                                                                       EXHIBIT A



                                 REVOLVING NOTE


$                                                                        ,199


          The undersigned, for value received, promises to pay to

the    order       of
                                                                        on
or before the Revolver Expiration Date, as defined in the Four Year Credit Agreement referred to below, the principal sum of

                                Dollars or, if less, the aggregate unpaid
principal amount of all Revolving Loans made by the payee to the undersigned pursuant to the Four Year Credit Agreement (as hereinafter defined) as shown on the schedule attached hereto (and any continuation thereof), together, from time to time, with interest on the unpaid principal amount hereof from time to time outstanding as provided in Article III of the Four Year Credit Agreement hereinafter referred to (but in no event higher than the maximum rate permitted by applicable law).

          Payments of both principal and interest are to be made in lawful money of the United States of America for the account of the payee at the office of The Chase Manhattan Bank, N.A., at One Chase Manhattan Plaza, New York, New York 10081 in immediately available funds.

          This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a Four Year Credit Agreement dated as of January 12, 1994, (and, all further amendments thereto, if any) among the undersigned and certain banks (including the payee) to which Four Year Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid, or may be declared to be due and payable, prior to its due date.

          This Note is made under and governed by the internal laws of the State of New York.

                              [BORROWER]


                              By__________________________________________
                                 Title____________________________________

Schedule Attached to Revolving Note dated             , 199  of [Borrower]
payable to the order of


                          LOANS AND PRINCIPAL PAYMENTS


                         Beginning
                         and End
                         Eurodollar
                         or CD        Amount of  Unpaid
             Amount of   Interest     Principal  Principal   Notation
Date         Loan Made   Period       Repaid     Balance     Made By
----         ---------   ----------   ---------  ---------   -------

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

                                                                       EXHIBIT B
                                                                       ---------



                                   TERM NOTE


$                                                                       , 199

     The undersigned, for value received, promises to pay to the order of the
principal   sum      of                                                  the

                                                                     Dollars

payable on January 11, 1998 together, from time to time, with interest on the unpaid principal amount hereof from time to time outstanding as provided in
Article III of the Four Year Credit Agreement hereinafter referred to
------- ---
(but in no event higher than the maximum rate permitted by law).

          Payments of both principal and interest are to be made in lawful money of the United States of America for the account of the payee at the office of The Chase Manhattan Bank, N.A., at One Chase Manhattan Plaza, New York, New York 10081 in immediately available funds.

          This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a Four Year Credit Agreement dated as of January 12, 1994, (and, all further amendments thereto, if any) among the undersigned and certain banks (including the payee), to which Four Year Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid, or may be declared to be due and payable, prior to its due date.

          This Note is made under and governed by the internal laws of the State of New York.

                              [BORROWER]


                              By____________________________________
                                Title

                                                                       EXHIBIT C


                          Market Rate Promissory Note

$                                                                         , 199

          The undersigned, for value received, promises to pay to
the  order   of
                                                                            on
or before the Revolver Expiration Date, as defined in the Four Year Credit Agreement referred to below, the principal sum of

          Dollars or the equivalent in any Alternate Currency shown on the schedule attached hereto or, if less, the aggregate unpaid principal amount of all Market Rate Loans made by the payee to the undersigned pursuant to the Four Year Credit Agreement (as hereinafter defined) as shown on the schedule attached hereto (and any continuation thereof), together, from time to time, with interest on the unpaid principal amount hereof from time to time outstanding as provided in Article III of the Four Year Credit Agreement hereinafter referred to (but in no event higher than the maximum rate permitted by applicable law).

          Payments of both principal and interest are to be made in lawful money of the United States of America or an Alternate Currency if so specified with respect to any Market Rate Loan on the schedule attached hereto in immediately available funds to, in the case of loans in Dollars the account specified by the payee and, in the case of Alternate Currency Loans, the Alternate Currency Payment Office.

          This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a Four Year Credit Agreement dated as of January 12, 1994, (and, all further amendments thereto, if any) among the undersigned and certain banks (including the payee) to which Four Year Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid, or may be declared to be due and payable, prior to its due date.

          This Note is made under and governed by the internal laws of the State of New York.

                              [BORROWER]


                              By__________________________________
                                 Title____________________________

                SCHEDULE ATTACHED TO MARKET RATE PROMISSORY NOTE

                        DATED AS OF                FROM

                                 [BORROWER] TO
                              ____________________




            ALTERNATE                   AMOUNT OF  UNPAID
AMOUNT      CURRENCY   MATURITY         PRINCIPAL  PRINCIPAL
DATE        OF LOAN    (if applicable)  DATE       RATE       REPAID  BALANCE
----        ---------  --------------   ---------  ----       ------  -------

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

                                                                       EXHIBIT D
                                                                       ---------

               FORM OF ATTORNEY'S OPINION OF COUNSEL TO BORROWER

                               Per Section 9.1.5
                                   -------------

                [Letterhead of Messrs. Cahill Gordon & Reindel]


Each of the Commercial Banking Institutions listed on Schedule I hereto

Re:  General Signal Corporation Four Year Credit
     Agreement, Dated as of January 12, 1994
     -------------------------------------------

Gentlemen:

          We have acted as counsel to General Signal Corporation, a New York corporation (the "Company"), in connection with the Four Year Credit Agreement, dated as of January 12, 1994 ("Agreement"), between you and the Company, covering loans by you to Borrower to be evidenced by the Notes. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Four Year Credit Agreement.

          We have examined originals, photocopies or conformed copies of such records of the Company and its subsidiaries and such agreements, certificates of public officials, certificates of officers and representatives of the Company and its subsidiaries and such other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures on original documents and the conformity to the originals of all copies submitted to us as conformed or photocopies. As to various questions of fact material to the opinions expressed herein, we have relied upon representations, statements or certificates of public officials, officers and representatives of the Company and its subsidiaries and others.

           We are of the opinion that:

           (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and in good standing in the State of Connecticut.

           (2) The execution, delivery and performance of the Agreement and the Notes, and the borrowings by the Company pursuant thereto, are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

           (3) No governmental approval of the actions referred to in (2) above is required.

           (4) The actions referred to in (2) above do not contravene or conflict with any provision of law, the Articles of Incorporation or By-laws of the Company, or any material agreement, indenture or instrument which is binding on or applicable to the Company of which we have knowledge.

           (5) The Agreement is, and each of the Notes, when executed and delivered for the consideration as contemplated by the Agreement will be, the legally valid and binding obligation of the Company, enforceable against Borrower in accordance with their respective terms, except that (i) such enforceability may be limited by generally applicable bankruptcy, insolvency, moratorium, fraudulent transfer or conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) no opinion has been requested or is being rendered as to the availability of equitable remedies, such as, for example, specific performance or injunctive relief, which are within the discretion of courts of applicable jurisdiction.

           (6) The Company is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a public utility or a public utility holding company as defined in the Public Utility Holding Company Act of 1935.

          Our opinion in (4) above is based, in part, upon the accuracy of the representations contained in Section 13.6 of the Agreement.
                             ------------

          We are members of the Bar of the State of New York and we express no opinion herein with respect to any law other than the laws of the State of New York and the federal law of the United States.

                              Very truly yours,

                                                                       EXHIBIT E


                           FORM OF DESIGNATION LETTER



                                                                           , 199


To each of the Banks party to the
  Four Year Credit Agreement (as defined below)

Ladies and Gentlemen:

          Reference is made to the Credit Agreement dated as of January 12, 1994, among General Signal Corporation (the "Company") and the Banks named therein (the "Credit Agreement"). Terms used herein and defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement.

          Please be advised that the Company hereby designates its undersigned
Subsidiary,                 ("Designated Subsidiary"), as a "Designated
Subsidiary" under and for all purposes of the Credit Agreement.

          The Designated Subsidiary, in consideration of each Bank's agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a "Designated Subsidiary" and a "Borrower" under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the Designated Subsidiary hereby represents and warrants to each Bank as follows:

          1.  The Designated Subsidiary is a corporation duly incorporated,
     validly existing and in good standing under the laws of                .

          2. The delivery of this Designation Letter, the borrowings under the Credit Agreement, the execution and delivery of the Notes, and the performance by the Designated Subsidiary of its obligations under the Credit Agreement, the Designation Letter and the Notes, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not violate, contravene or conflict in any material respect with any provision of law or of the charter or by-laws of the Designated Subsidiary or of any judgment or any material agreement or indenture binding upon or applicable to the Designated Subsidiary the contravention of or conflict with which would materially adversely affect the consolidated financial condition or continued operations of the Designated Subsidiary as a whole or materially impair the ability of the Designated Subsidiary to perform any of its obligations hereunder.

          This Designation Letter and the Credit Agreement, and the Notes when duly executed and delivered by the Designated Subsidiary will be, legal, valid and binding obligations of the Designated Subsidiary enforceable against it in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of rights of creditors generally.

          3. No litigation or arbitration proceedings are pending or, to the knowledge of the Designated Subsidiary, threatened against the Designated Subsidiary as to which there is a reasonable likelihood of an adverse determination and which would reasonably be expected to have a material adverse effect on the ability of the Designated Subsidiary to pay its debts (including the Loans made to it under the Credit Agreement) as the same become due and payable.

          4. No authorizations, consents, approvals, licenses, filings or registrations by or with any governmental authority or administrative body are required in connection with the execution, delivery or performance by the Designated Subsidiary of this Designation Letter and the Credit Agreement except for such authorizations, consents, approvals, licenses, filings or registrations as have heretofore been made, obtained or effected and are in full force and effect.

          5. The Designated Subsidiary is not, and immediately after the application by the Designated Subsidiary of the proceeds of each Loan will not be, (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a

     "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                    Very truly yours,

GENERAL SIGNAL CORPORATION          [THE DESIGNATED SUBSIDIARY]



By________________________          By_________________________
  Title:                                Title:

                                                                       EXHIBIT F


                         FORM OF ATTORNEY'S OPINION OF
                       COUNSEL TO A DESIGNATED SUBSIDIARY


Each of the Commercial Banking Institutions listed on Schedule I hereto

          Re:  General Signal Corporation Four Year Credit
               Agreement Dated as of January 12, 1994
               -------------------------------------------

Gentlemen:

          We have acted as counsel to [Designated Subsidiary], a _____________________ corporation (the "Designated Subsidiary"), in connection with the Four Year Credit Agreement, dated as of January 12, 1994 ("Agreement"), betweenbppppppppa you and the Company, covering loans by you to Borrower to be evidenced by the Notes. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

          We have examined originals, photocopies or conformed copies of such records of the Designated Subsidiary and such agreements, certificates of public officials, certificates of officers and representatives of the Designated Subsidiary and its subsidiaries and such other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures on original documents and the conformity to the originals of all copies submitted to us as conformed or photocopies. As to various questions of fact material to the opinions expressed herein, we have relied upon representations, statements or certificates of public officials, officers and representatives of the Designated Subsidiary and others.

          We are of the opinion that:

          (1) The Designated Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of
     _________________________________.

          (2) The execution, delivery and performance by the Designated Subsidiary of the Designation Letter, and the Notes to be executed by the Designated Subsidiary, and the borrowings by the Designated Subsidiary pursuant thereto, are within the Designated Subsidiary's corporate powers and have been duly authorized by all necessary corporate action.

          (3) No governmental approval of the action referred to in (2) above is required.

          (4) The actions referred to in (2) above to not contravene or conflict with any provision of law, the Charter or By-laws of the Designated Subsidiary, or any material agreement, indenture or instrument which is binding on or applicable to the Designated Subsidiary of which we have knowledge.

          (5) The Designation Letter is, and each of the Notes to be executed by the Designated Subsidiary, when executed and delivered for the consideration as contemplated by the Agreement will be, the legally valid and binding obligation of the Designated Subsidiary, enforceable against Borrower in accordance with their respective terms, except that (i) such enforceability may be limited by generally applicable bankruptcy, insolvency, moratorium, fraudulent transfer or conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) no opinion has been requested or is being rendered as to the availability of equitable remedies, such as, for example, specific performance or injunctive relief, which are within the discretion of courts of applicable jurisdiction.

          (6) The Company is not (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a public utility or a public utility holding company has defined in the Public Utility Holding Company Act of 1935.

          Our opinion in (4) above is based, in part, upon the accuracy of the representations contained in Section 13.6 of the agreement.
                             ------------

                                    Very truly yours,